PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PRINCIPAL FREEDOMSM VARIABLE ANNUITY 2 CONTRACT

Statement of Additional Information

dated May 1, 2010

This Statement of Additional Information provides information about the Principal Freedom Variable Annuity 2 (the
“Contract”) in addition to the information that is contained in the Contract’s Prospectus, dated May 1, 2010.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

Principal Freedom Variable Annuity 2
The Principal Financial Group
P.O. Box 9382
Des Moines Iowa 50306-9382
Telephone:
1-800-852-4450

TABLE OF CONTENTS

Page
General Information and History	3
Independent Registered Public Accounting Firm	3
Principal Underwriter	3
Calculation of Yield and Total Return	3
Taxation Under Certain Retirement Plans	6
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	11
Financial Statements	12
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	151
Financial Statements	152

GENERAL INFORMATION AND HISTORY

Principal Life Insurance Company (the “Company”) is the issuer of the Principal Freedom Variable Annuity 2 (the
“Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of
Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance
Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance
Company.

PRINCIPAL UNDERWRITER

The principal underwriter of the Contract is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal
Financial Group, 680 8th Street, Des Moines, Iowa 50392-0200. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The
Contracts may also be sold through other broker-dealers authorized by Princor and applicable law to do so.
Registered representatives of such broker-dealers may be paid on a different basis than described below.

The Contract’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2009	2008	2007
received/retained	received/retained	received/retained
$713/$0	$1,340/$0	$2,793/$0

CALCULATION OF YIELD AND TOTAL RETURN

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions.

The Contract was not offered prior to September 18, 2006. However, the certain divisions invest in underlying mutual funds which were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this
Contract as the Contract was issued on or after the date the underlying mutual fund was first offered. The hypothetical performance from the date of inception of the underlying mutual fund in which the division invests is derived by reducing the actual performance of the underlying mutual fund by the highest level of fees and charges of the Contract as if it had been in existence.

In addition, as certain of the underlying mutual funds have added classes since the inception of the fund, performance may be shown for periods prior to the inception date of the new class which represents the historical results of initial class shares, adjusted to reflect the fees and expenses of the new class.

The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles.

The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the
Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for the
Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The
“yield” of the division refers to the income generated by an investment under the Contract in the division over a 7-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.”

	Yield For the Period Ended December 31, 2009
For Contracts:	7-day annualized yield	7-day effective yield
without a surrender charge	-0.95%	-0.95%
with a surrender charge	-3.95%	-3.95%

Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value.
In this calculation for the Contract, the ending value is reduced by a surrender charge that decreases from 3% to 0%
over a period of 4 years. The Separate Account may also advertise total return figures for its divisions for a specified period that does not take into account the surrender charge in order to illustrate the change in the division’s unit value over time. See “Charges and Deductions” in the Prospectus for a discussion of surrender charges.

Following are the hypothetical average annual total returns for the period ending December 31, 2008 assuming the
Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

	For Contracts With Surrender Charge
	Effective	One Year	Five Years	Ten Years	Since
Division	Date				Inception
American Century VP Income & Growth	October 31, 1997	14.28%	-2.04%	-1.84%	2.21%
Bond & Mortgage Securities	December 18, 1987	17.07	1.19	3.56	5.58
Diversified International	May 2, 1994	24.95	3.98	0.79	5.16
Government & High Quality Bond	April 9, 1987	1.60	1.95	3.75	5.55
LargeCap Growth I	June 1, 1994	48.26	1.02	-2.97	6.92
LargeCap S&P 500 Index	May 3, 1999	22.42	-0.78	-2.21	-1.34
LargeCap Value	May 13, 1970	12.50	-1.65	0.04	9.32
MidCap Blend	December 18, 1987	29.80	2.85	5.62	10.86
MidCap Growth I	May 1, 1998	31.18	0.94	0.39	0.78
MidCap Value II	May 3, 1999	30.16	-2.33	5.01	5.59
Money Market	March 18, 1983	-3.42	2.01	1.82	2.16
Mortgage Securities	May 6, 1993	5.47	3.65	4.37	4.17
Principal Capital Appreciation	April 28, 1998	25.59	1.61	3.79	6.91
Principal LifeTime 2010	August 30, 2004	21.19	0.29		1.90
Principal LifeTime 2020	August 30, 2004	23.59	0.63		2.45
Principal LifeTime 2030	August 30, 2004	24.31	0.20		2.03
Principal LifeTime 2040	August 30, 2004	25.62	0.10		2.15
Principal LifeTime 2050	August 30, 2004	26.11	0.02		2.06
Principal LifeTime Strategic Income	August 30, 2004	15.13	0.40		1.71
Real Estate Securities	May 1, 1998	25.00	1.46	11.37	8.46
SAM Balanced Portfolio	June 3, 1997	19.66	1.98	2.54	5.45
SAM Conservative Balanced Portfolio	April 23, 1998	17.00	2.55	3.56	3.39
SAM Conservative Growth Portfolio	June 3, 1997	21.51	0.88	1.16	5 26
SAM Flexible Income Portfolio	September 9, 1997	15.82	2.80	3.96	4.78
SAM Strategic Growth Portfolio	June 3, 1997	23.25	0.16	0.19	5.55
Short-Term Bond	May 1, 2003	6.48	0.34		0.33
Short-Term Income	January 12, 1994	8.90	2.76	3.71	3.42
SmallCap Blend	May 1, 1998	18.33	-2.00	-0.73	0.37
SmallCap Growth II	May 1, 1998	27.79	-2.04	-7.84	-1.13
SmallCap Value I	May 1, 1998	12.40	-2.94	6.21	5.44

	For Contracts Without Surrender Charge
	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception
American Century VP Income & Growth	October 31, 1997	16.98%	-2.04%	-1.84%	2.21%
Bond & Mortgage Securities	December 18, 1987	19.77	1.19	3.56	5.58
Diversified International	May 2, 1994	27.65	3.98	0.79	5.16
Government & High Quality Bond	April 9, 1987	4.30	1.95	3.75	5.55
LargeCap Growth I	June 1, 1994	51.26	1.02	-2.97	6.92
LargeCap S&P 500 Index	May 3, 1999	25.12	-0.78	-2.21	-1.34
LargeCap Value	May 13, 1970	15.20	-1.65	0.04	9.32
MidCap Blend	December 18, 1987	32.50	2.85	5.62	10.86
MidCap Growth I	May 1, 1998	33.88	0.94	0.39	0.78
MidCap Value II	May 3, 1999	32.86	-2.33	5.01	5.59
Money Market	March 18, 1983	-0.72	2.01	1.82	2.16
Mortgage Securities	May 6, 1993	5.47	3.65	4.37	4.17
Principal Capital Appreciation	April 28, 1998	28.59	1.61	3.79	6.91
Principal LifeTime 2010	August 30, 2004	23.89	0.29		1.90
Principal LifeTime 2020	August 30, 2004	26.29	0.63		2.45
Principal LifeTime 2030	August 30, 2004	27.01	0.20		2.03
Principal LifeTime 2040	August 30, 2004	28.32	0.10		2.15
Principal LifeTime 2050	August 30, 2004	28.81	0.02		2.06
Principal LifeTime Strategic Income	August 30, 2004	17.83	0.40		1.71
Real Estate Securities	May 1, 1998	27.70	1.46	11.37	8.46
SAM Balanced Portfolio	June 3, 1997	22.66	1.98	2.54	5.45
SAM Conservative Balanced Portfolio	April 23, 1998	20.00	2.55	3.56	3.39
SAM Conservative Growth Portfolio	June 3, 1997	24.51	0.88	1.16	5.26
SAM Flexible Income Portfolio	September 9, 1997	18.82	2.80	3.96	4.78
SAM Strategic Growth Portfolio	June 3, 1997	26.25	0.16	0.19	5.55
Short-Term Bond	May 1, 2003	9.18	0.34		0.33
Short-Term Income	January 12, 1994	8.90	2.76	3.71	3.42
SmallCap Blend	May 1, 1998	21.03	-2.00	-0.73	0.37
SmallCap Growth II	May 1, 1998	30.49	-2.04	-7.84	-1.13
SmallCap Value I	May 1, 1998	15.10	-2.94	6.21	5.44

TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.

Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is
$1,000 in 2009 and 2010.

Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses’
contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation.
No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

	IRA - Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2009	$5,000	$10,000
2010	$5,000	$10,000

Starting in 2011, limits are indexed to inflation.

Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.

For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $167,000 and $177,000 in
2010.

	Deductibility of Traditional IRA Contributions for Active Participants
	Married Individuals (Filing Jointly)			Single Individual
	Limited	No		Limited	No
Year	Deduction	Deduction	Year	Deduction	Deduction
2009	$89,000	$109,000	2009	$55,000	$ 65,000
2010	$89,000	$109,000	2010	$56,000	$ 66,000

An individual may make non-deductible IRA contributions to the extent of the excess of:

1)The lesser of maximum annual contribution or 100% of compensation, over

2)The IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner’s death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s designated Beneficiary;
distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses and distributions for certain natural disaster victims.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50%
may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.

Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan, or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plans, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per- year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION
PLANS
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Contributions cannot exceed the lesser of 100% of compensation or $49,000 for 2010.

Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.

These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans, see table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.

No new SAR/SEP are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

	Salary Reduction Simplified Employee Pension Plan (SAR-SEP)
Year	Elective Deferral	Catch-up Contribution
2009	$16,500	$5,500
2010	$16,500	$5,500

Taxation of Distributions. Generally, distribution payments from SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE
IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.

These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE
IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.

Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $11,500 limit in
2010) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $11,500 to a SIMPLE IRA of (i.e., $16,500 for 2010) one
employer and participates in a 401(k) plan of another employer would be limited to an elective deferral of $5,000 in
2010 ($16,500 – $11,500) to the 401(k) plan.

The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

	Savings Incentive Match Plan for Employees (SIMPLE IRA)
			401(k) Elective
Year	Elective Deferral	Catch-up Contribution	Deferral
2009	$11,500	$2,500	$16,500
2010	$11,500	$2,500	$16,500

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for
IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for
IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.

Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is
$1,000 for 2009 and 2010.

	Roth IRA - Maximum Annual Contribution
Year	Individual Roth IRA	Catch-up Contribution
2009	$5,000	$1,000
2010	$5,000	$1,000

Starting in 2009, individual Roth IRA limits are indexed for cost-of-living.

The maximum contribution is phased out for single taxpayers with adjusted gross income between $105,000 and
$120,000 and for joint filers with adjusted gross income between $167,000 and $177,000 (see chart below).

For rollovers/conversion to Roth IRAs done in 2010 only, the taxpayer does have a choice of electing a two-year spread option that allows deferral including the taxable amounts in gross income to years 2011 and 2012. For more information, please see your tax advisor.

Modified Adjusted Gross Income Limits - 2010
Single	Married Filing Joint	ROTH IRA Contribution
$105,000 or less	$167,000 or less	Full Contribution
$105,000 – $120,000	$167,000 – $176,000	Partial Contribution*
$120,000 & over	$177,000 & over	No Contribution

* Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution.

Married person whose filing status is “married, filing separately” may not make a full Roth IRA contribution, unless the couple are separated and have been living apart for the entire year. Only a partial contribution is allowed if the
Modified Adjusted Gross Income is less than $10,000.

Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner’s death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59 1/2, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five-year period for converted amounts begins from the year of the conversion.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of
Principal Life Insurance Company Separate Account B (“Separate Account”) comprised of the divisions described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of the Separate
Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the fund companies or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company
Separate Account B at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 27, 2010

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities
December 31, 2009

AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 3,530,464	$ 6,191,048
Liabilities	–	–
Net assets	$ 3,530,464	$ 6,191,048

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	5,663,918
The Principal Variable Annuity with Purchase Payment Credit Rider	–	527,130
Principal Investment Plus Variable Annuity	2,837,159	–
Principal Investment Plus Variable Annuity With Purchase Rider	693,305	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 3,530,464	$ 6,191,048

Investments in shares of mutual funds, at cost	$ 3,509,034	$ 7,872,827
Shares of mutual fund owned	590,379	304,528
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	763,489
The Principal Variable Annuity With Purchase Payment Credit Rider	–	72,645
Principal Investment Plus Variable Annuity	309,834	–
Principal Investment Plus Variable Annuity With Purchase Rider	78,193	–
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	7.42
The Principal Variable Annuity With Purchase Payment Credit Rider	–	7.26
Principal Investment Plus Variable Annuity	9.16	–
Principal Investment Plus Variable Annuity With Purchase Rider	8.87	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

		AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	Global	International	Small Cap	AIM V.I.
Core Equity	Dynamics	Health Care	Growth	Equity	Technology
Series I	Series I	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division

$ 31,520,243	$ 2,467,745	$ 8,655,471	$ 3,242,642	$ 5,661,780	$ 5,387,926
–	–	–	–	–	–
$ 31,520,243	$ 2,467,745	$ 8,655,471	$ 3,242,642	$ 5,661,780	$ 5,387,926

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
26,114,159	1,260,942	5,719,270	–	1,982,454	3,448,551
5,406,084	1,206,803	2,936,201	–	851,399	1,939,375
–	–	–	2,909,376	2,250,473	–
–	–	–	333,266	577,454	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 31,520,243	$ 2,467,745	$ 8,655,471	$ 3,242,642	$ 5,661,780	$ 5,387,926

$ 32,207,379	$ 2,583,325	$ 8,656,921	$ 2,954,766	$ 6,143,876	$ 4,489,920
1,264,857	173,418	545,398	124,669	440,263	408,486

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
2,721,381	153,787	530,778	–	165,277	628,217
595,030	155,010	286,976	–	73,305	372,080
–	–	–	358,515	187,632	–
–	–	–	41,471	49,721	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
9.60	8.20	10.77	–	11.99	5.49
9.09	7.79	10.23	–	11.61	5.21
–	–	–	8.12	11.99	–
–	–	–	8.04	11.61	–

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

	Alliance	American
	Bernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,901,891	$ 17,506,349
Liabilities	–	–
Net assets	$ 1,901,891	$ 17,506,349

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	3,165,956
Principal Freedom 2 Variable Annuity	–	72,260
The Principal Variable Annuity	–	9,525,874
The Principal Variable Annuity With Purchase Payment Credit Rider	–	4,742,259
Principal Investment Plus Variable Annuity	1,427,668	–
Principal Investment Plus Variable Annuity With Purchase Rider	474,223	–
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 1,901,891	$ 17,506,349

Investments in shares of mutual funds, at cost	$ 1,942,897	$ 20,450,795
Shares of mutual fund owned	159,154	3,253,968
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	339,829
Principal Freedom 2 Variable Annuity	–	8,559
The Principal Variable Annuity	–	1,053,671
The Principal Variable Annuity With Purchase Payment Credit Rider	–	552,426
Principal Investment Plus Variable Annuity	122,147	–
Principal Investment Plus Variable Annuity With Purchase Rider	41,902	–
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	9.32
Principal Freedom 2 Variable Annuity	–	8.44
The Principal Variable Annuity	–	9.04
The Principal Variable Annuity With Purchase Payment Credit Rider	–	8.58
Principal Investment Plus Variable Annuity	11.69	–
Principal Investment Plus Variable Annuity With Purchase Rider	11.32	–
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

American
Century VP
Inflation	American	American	American	American
Protection	Century VP	Century VP	Century VP	Century VP	Asset
Class II	Ultra Class I	Ultra Class II	Value Class II	Vista Class I	Allocation
Division	Division	Division	Division	Division	Division

$ 81,192,485	$ 5,125,570	$ 56,071,136	$ 25,911,803	$ 2,219,126	$ 52,864,573
–	–	–	–	–	–
$ 81,192,485	$ 5,125,570	$ 56,071,136	$ 25,911,803	$ 2,219,126	$ 52,864,573

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	185,653
–	–	–	–	–	–
–	–	–	–	–	–
–	3,376,077	–	17,743,980	–	35,742,380
–	1,749,493	–	8,167,823	–	4,532,935
62,739,673	–	42,158,247	–	1,400,189	8,905,835
18,452,812	–	13,912,889	–	818,937	3,497,770

–	–	–	–	–	–
–	–	–	–	–	–
$ 81,192,485	$ 5,125,570	$ 56,071,136	$ 25,911,803	$ 2,219,126	$ 52,864,573

$ 77,916,115	$ 5,547,234	$ 63,938,726	$ 35,119,795	$ 2,857,446	$ 55,301,013
7,566,867	631,228	6,974,022	4,898,261	168,243	4,565,162

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	140,946
–	–	–	–	–	–
–	–	–	–	–	–
–	406,958	–	1,519,518	–	1,540,209
–	222,095	–	732,230	–	206,305
5,350,399	–	4,281,411	–	122,993	383,762
1,625,132	–	1,459,189	–	74,291	159,189

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	1.32
–	–	–	–	–	–
–	–	–	–	–	–
–	8.30	–	11.68	–	23.21
–	7.88	–	11.15	–	21.97
11.73	–	9.85	–	11.38	23.21
11.36	–	9.53	–	11.02	21.97

–	–	–	–	–	-
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

		Bond &
		Mortgage
	Balanced	Securities
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 44,052,089	$ 251,405,465
Liabilities	–	–
Net assets	$ 44,052,089	$ 251,405,465

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	658,482	309,892
Premier Variable	2,242,292	3,362,435
Principal Freedom Variable Annuity	–	7,645,771
Principal Freedom 2 Variable Annuity	–	407,788
The Principal Variable Annuity	34,174,449	98,179,377
The Principal Variable Annuity With Purchase Payment Credit Rider	6,976,866	33,843,802
Principal Investment Plus Variable Annuity	–	82,895,014
Principal Investment Plus Variable Annuity With Purchase Rider	–	24,761,386
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 44,052,089	$ 251,405,465

Investments in shares of mutual funds, at cost	$ 51,317,408	$ 284,791,477
Shares of mutual fund owned	3,572,756	25,040,385
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	351,122	148,610
Premier Variable	1,156,167	1,559,214
Principal Freedom Variable Annuity	–	549,453
Principal Freedom 2 Variable Annuity	–	39,077
The Principal Variable Annuity	1,955,225	5,196,887
The Principal Variable Annuity With Purchase Payment Credit Rider	421,590	1,892,033
Principal Investment Plus Variable Annuity	–	4,387,856
Principal Investment Plus Variable Annuity With Purchase Rider	–	1,384,285
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	1.88	2.09
Premier Variable	1.94	2.16
Principal Freedom Variable Annuity	–	13.91
Principal Freedom 2 Variable Annuity	–	10.44
The Principal Variable Annuity	17.48	18.89
The Principal Variable Annuity With Purchase Payment Credit Rider	16.55	17.89
Principal Investment Plus Variable Annuity	–	18.89
Principal Investment Plus Variable Annuity With Purchase Rider	–	17.89
Annuitized units outstanding:
Bankers Flexible Annuity	-	-
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

				Fidelity VIP	Fidelity VIP
		Dreyfus IP		Equity-Income	Growth
Capital	Diversified	Technology Growth	Equity	Service	Service
Appreciation	International	Service Shares	Income	Class 2	Class
Division	Division	Division	Division	Division	Division

$ 4,670,335	$ 176,753,296	$ 2,424,974	$ 162,643,939	$ 44,737,069	$ 17,733,739
–	–	–	–	–	–
$ 4,670,335	$ 176,753,296	$ 2,424,974	$ 162,643,939	$ 44,737,069	$ 17,733,739

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	534,446	–	–	–	–
–	4,353,411	–	31,452	–	–
–	4,249,585	–	–	–	–
60,130	779,484	–	–	–	–
–	101,265,893	–	23,441,014	25,140,820	14,225,343
–	26,198,202	–	5,493,123	12,336,233	3,508,396
3,364,613	31,429,434	1,898,567	104,501,525	5,624,777	–
1,245,592	7,942,841	526,407	29,176,825	1,635,239	–

–	–	–	–	–	–
–	–	–	–	–	–
$ 4,670,335	$ 176,753,296	$ 2,424,974	$ 162,643,939	$ 44,737,069	$ 17,733,739

$ 4,536,049	$ 224,854,830	$ 2,161,793	$ 214,609,930	$ 59,288,280	$ 24,384,855
242,867	15,725,382	247,952	12,368,361	2,699,883	591,914

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	234,443	–	–	–	–
–	1,847,001	–	31,134	–	–
–	333,067	–	–	–	–
6,825	82,830	–	–	–	–
–	4,828,110	–	2,921,508	2,487,452	1,964,968
–	1,319,244	–	697,034	1,277,755	511,856
385,001	1,498,492	153,297	13,024,275	556,550	–
144,837	399,976	43,895	3,702,310	169,383	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	2.28	–	–	–	–
–	2.36	–	1.01	–	–
–	12.76	–	–	–	–
8.81	9.41	–	–	–	–
–	20.97	–	8.02	10.11	7.24
–	19.86	–	7.88	9.65	6.85
8.74	20.97	12.39	8.02	10.11	–
8.60	19.86	11.99	7.88	9.65	–

–	-	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

	Fidelity VIP	Fidelity VIP
	Growth	Overseas
	Service	Service
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 6,438,269	$ 46,197,413
Liabilities	–	–
Net assets	$ 6,438,269	$ 46,197,413

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	4,225,333	33,933,853
Principal Investment Plus Variable Annuity With Purchase Rider	2,212,936	12,263,560
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 6,438,269	$ 46,197,413

Investments in shares of mutual funds, at cost	$ 7,571,572	$ 57,425,487
Shares of mutual fund owned	216,412	3,096,341
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	426,400	2,659,214
Principal Investment Plus Variable Annuity With Purchase Rider	230,631	992,491
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	9.91	12.76
Principal Investment Plus Variable Annuity With Purchase Rider	9.60	12.36
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

				Goldman Sachs
Fidelity VIP II	Fidelity VIP II	Fidelity VIP III	Goldman Sachs	VIT Structured	Government
Contrafund	Contrafund	Mid Cap	VIT Mid Cap	Small Cap	& High
Service	Service	Service	Value Service	Equity Service	Quality
Class	Class 2	Class 2	Class I	Class I	Bond
Division	Division	Division	Division	Division	Division

$ 66,028,352	$ 41,367,396	$ 7,571,279	$ 15,906,098	$ 4,413,535	$ 209,263,572
–	–	–	–	–	–
$ 66,028,352	$ 41,367,396	$ 7,571,279	$ 15,906,098	$ 4,413,535	$ 209,263,572

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	140,086
–	–	–	–	–	28,651
–	–	–	–	–	260,744
–	–	–	–	–	3,659,928
–	–	–	–	–	3,747,124
–	–	–	–	–	284,885
53,410,068	–	–	–	–	117,714,146
12,618,284	–	–	–	–	32,343,567
–	33,309,009	5,794,410	11,286,907	3,287,950	39,796,347
–	8,058,387	1,776,869	4,619,191	1,125,585	11,288,094

–	–	–	–	–	–
–	–	–	–	–	–
$ 66,028,352	$ 41,367,396	$ 7,571,279	$ 15,906,098	$ 4,413,535	$ 209,263,572

$ 81,471,581	$ 52,118,986	$ 8,545,548	$ 21,135,430	$ 5,925,212	$ 221,545,501
3,213,058	2,038,807	301,645	1,401,418	500,401	19,929,864

–	–	–	–	–	–
–	–	–	–	–	47,952
–	–	–	–	–	8,771
–	–	–	–	–	116,062
–	–	–	–	–	1,567,508
–	–	–	–	–	331,664
–	–	–	–	–	26,126
4,098,465	–	–	–	–	6,109,518
1,022,672	–	–	–	–	1,772,931
–	2,634,646	396,195	911,491	359,968	2,065,524
–	658,261	125,471	385,240	127,265	618,776

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	2.92
–	–	–	–	–	3.27
–	–	–	–	–	2.25
–	–	–	–	–	2.33
–	–	–	–	–	11.30
–	–	–	–	–	10.90
13.03	–	–	–	–	19.27
12.34	–	–	–	–	18.24
–	12.64	14.63	12.38	9.13	19.27
–	12.24	14.16	11.99	8.84	18.24

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

	International
	Emerging	International
	Markets	SmallCap
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 103,506,306	$ 64,313,748
Liabilities	–	–
Net assets	$ 103,506,306	$ 64,313,748

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	660,496	126,489
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	47,586,565	35,707,564
The Principal Variable Annuity With Purchase Payment Credit Rider	17,844,178	10,907,205
Principal Investment Plus Variable Annuity	27,277,042	12,313,987
Principal Investment Plus Variable Annuity With Purchase Rider	10,138,025	5,258,503
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 103,506,306	$ 64,313,748

Investments in shares of mutual funds, at cost	$ 116,096,605	$ 93,547,841
Shares of mutual fund owned	6,965,431	5,413,615
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	194,490	71,012
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	1,531,257	1,642,179
The Principal Variable Annuity With Purchase Payment Credit Rider	606,449	529,801
Principal Investment Plus Variable Annuity	877,743	566,312
Principal Investment Plus Variable Annuity With Purchase Rider	344,554	255,422
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	3.40	1.78
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	31.08	21.74
The Principal Variable Annuity With Purchase Payment Credit Rider	29.42	20.59
Principal Investment Plus Variable Annuity	31.08	21.74
Principal Investment Plus Variable Annuity With Purchase Rider	29.42	20.59
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

Janus Aspen
Enterprise	LargeCap	LargeCap	LargeCap	LargeCap	LargeCap
Service Shares	Blend II	Growth	Growth I	S&P 500 Index	Value
Division	Division	Division	Division	Division	Division

$ 12,455,300	$ 159,053,183	$ 58,964,306	$ 118,872,817	$ 96,031,039	$ 99,153,018
–	–	–	–	–	–
$ 12,455,300	$ 159,053,183	$ 58,964,306	$ 118,872,817	$ 96,031,039	$ 99,153,018

$ –	$ –	$ –	$ –	$ –	$ 1,104,794
–	–	–	–	–	1,600,642
–	–	–	–	–	118,267
–	–	670,238	–	–	601,618
–	–	3,921,087	431,960	673,824	6,505,796
–	–	–	1,668,046	9,028,647	3,041,972
–	–	–	92,937	648,527	460,098
9,726,570	44,981,822	39,890,572	91,709,515	44,641,253	63,189,646
2,728,730	20,439,735	3,191,233	14,525,204	15,126,122	9,396,247
–	70,959,981	9,106,492	7,786,695	20,555,954	9,113,533
–	22,671,645	2,184,684	2,658,460	5,356,712	3,916,190

–	–	–	–	–	534
–	–	–	–	–	103,681
$ 12,455,300	$ 159,053,183	$ 58,964,306	$ 118,872,817	$ 96,031,039	$ 99,153,018

$ 10,820,425	$ 231,582,216	$ 68,444,229	$ 117,192,123	$ 104,292,009	$ 138,546,898
416,565	25,612,429	4,613,796	6,644,651	12,186,680	4,646,345

–	–	–	–	–	35,023
–	–	–	–	–	303,950
–	–	–	–	–	36,027
–	–	403,752	–	–	230,443
–	–	2,284,290	419,627	667,948	2,398,255
–	–	–	184,270	1,016,883	338,224
–	–	–	10,294	72,051	55,630
1,320,808	4,141,223	2,522,508	3,220,402	5,247,534	2,964,263
391,375	1,969,952	213,141	538,719	1,877,957	465,546
–	6,532,886	575,869	273,430	2,416,364	427,523
–	2,185,060	145,918	98,598	665,062	194,032

$ –	$ –	$ –	$ –	$ –	$ 31.56
–	–	–	–	–	5.27
–	–	–	–	–	6.16
–	–	1.66	–	–	2.61
–	–	1.72	1.03	1.01	2.71
–	–	–	9.05	8.88	8.99
–	–	–	9.03	9.00	8.27
7.36	10.86	15.81	28.48	8.51	21.32
6.97	10.38	14.97	26.96	8.05	20.18
–	10.86	15.81	28.48	8.51	21.32
–	10.38	14.97	26.96	8.05	20.18

–	–	–	–	–	17
–	–	–	–	–	16,827

$ –	$ –	$ –	$ –	$ –	$ 31.56
–	–	–	–	–	6.16

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

MFS VIT
	LargeCap	Utilities
	Value III	Service Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 128,180,205	$ 593,500
Liabilities	–	–
Net assets	$ 128,180,205	$ 593,500

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	33,349,871	–
The Principal Variable Annuity With Purchase Payment Credit Rider	13,342,325	–
Principal Investment Plus Variable Annuity	61,273,399	396,845
Principal Investment Plus Variable Annuity With Purchase Rider	20,214,610	196,655
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 128,180,205	$ 593,500

Investments in shares of mutual funds, at cost	$ 166,319,294	$ 559,126
Shares of mutual fund owned	14,801,409	26,203
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	3,448,727	–
The Principal Variable Annuity With Purchase Payment Credit Rider	1,444,391	–
Principal Investment Plus Variable Annuity	6,336,320	30,463
Principal Investment Plus Variable Annuity With Purchase Rider	2,188,362	15,153
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	9.67	–
The Principal Variable Annuity With Purchase Payment Credit Rider	9.24	–
Principal Investment Plus Variable Annuity	9.67	13.03
Principal Investment Plus Variable Annuity With Purchase Rider	9.24	12.98
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

MFS VIT
Value	MidCap	MidCap	MidCap	Money	Mortgage
Service Class	Blend	Growth I	Value II	Market	Securities
Division	Division	Division	Division	Division	Division

$ 467,274	$ 245,427,397	$ 34,961,922	$ 78,304,290	$ 164,648,786	$ 12,511,127
–	–	–	–	–	–
$ 467,274	$ 245,427,397	$ 34,961,922	$ 78,304,290	$ 164,648,786	$ 12,511,127

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	154,557	–
–	–	–	–	7,566	–
–	981,176	–	–	474,416	–
–	5,415,464	18,864	162,508	5,764,967	–
–	3,446,787	958,534	4,108,339	4,351,479	123,617
–	374,822	111,136	251,070	1,417,028	7,659
–	144,436,495	20,184,678	24,323,103	83,991,581	3,071,734
–	25,370,903	7,333,094	11,291,384	21,078,125	901,724
385,721	50,053,149	4,612,498	29,481,884	35,925,842	7,368,664
81,553	15,348,601	1,743,118	8,686,002	11,483,225	1,037,729

–	–	–	–	–	–
–	–	–	–	–	–
$ 467,274	$ 245,427,397	$ 34,961,922	$ 78,304,290	$ 164,648,786	$ 12,511,127

$ 450,793	$ 273,083,481	$ 41,022,450	$ 99,735,549	$ 164,648,785	$ 12,768,605
40,006	7,853,676	4,310,964	7,551,041	164,648,787	1,242,416

–	–	–	–	–	–
–	–	–	–	67,349	–
–	–	–	–	3,002	–
–	255,008	–	–	288,633	–
–	1,361,016	16,590	121,152	3,372,411	–
–	180,469	80,849	222,626	350,607	11,595
–	36,024	12,635	31,799	131,031	719
–	4,034,821	1,900,540	1,997,867	5,866,142	289,375
–	748,543	729,271	976,752	1,554,810	85,515
31,755	1,398,241	434,306	2,421,606	2,509,132	694,242
6,739	452,849	173,354	751,377	847,050	98,423

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	2.29	–
–	–	–	–	2.52	–
–	3.85	–	–	1.64	–
–	3.98	1.14	1.34	1.71	–
–	19.10	11.86	18.45	12.41	10.66
–	10.40	8.80	7.90	10.82	10.65
–	35.80	10.62	12.17	14.32	10.61
–	33.89	10.06	11.56	13.56	10.54
12.15	35.80	10.62	12.17	14.32	10.61
12.10	33.89	10.06	11.56	13.56	10.54

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

	Neuberger	Neuberger
	Berman AMT	Berman AMT
	Partners	Small-Cap Growth
	I Class	S Class
	Divison	Divison
Assets
Investments in shares of mutual funds, at market	$ 5,363,788	$ 2,780,445
Liabilities	–	–
Net assets	$ 5,363,788	$ 2,780,445

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	4,072,148	1,842,972
Principal Investment Plus Variable Annuity With Purchase Rider	1,291,640	937,473
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 5,363,788	$ 2,780,445

Investments in shares of mutual funds, at cost	$ 7,843,038	$ 3,427,148
Shares of mutual fund owned	546,767	271,263
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	343,586	221,323
Principal Investment Plus Variable Annuity With Purchase Rider	112,550	116,268
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	11.85	8.33
Principal Investment Plus Variable Annuity With Purchase Rider	11.48	8.06
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

Neuberger
Berman AMT	PIMCO	PIMCO	Principal
Socially	All Asset	Total Return	LifeTime	Principal	Principal
Responsive	Administrative	Administrative	Strategic	LifeTime	LifeTime
I Class	Class	Class	Income	2010	2020
Divison	Division	Division	Division	Division	Division

$ 5,324,126	$ 518,508	$ 4,272,915	$ 21,415,422	$ 37,829,730	$ 160,531,441
–	–	–	–	–	–
$ 5,324,126	$ 518,508	$ 4,272,915	$ 21,415,422	$ 37,829,730	$ 160,531,441

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	956,776	3,197,588	4,840,233
–	–	–	1,051,105	1,228,538	2,027,010
–	–	–	433,631	185,399	753,013
4,317,392	406,853	3,764,048	16,766,877	28,272,745	118,543,274
1,006,734	111,655	508,867	2,207,033	4,945,460	34,367,911

–	–	–	–	–	–
–	–	–	–	–	–
$ 5,324,126	$ 518,508	$ 4,272,915	$ 21,415,422	$ 37,829,730	$ 160,531,441

$ 5,869,807	$ 523,503	$ 4,367,570	$ 23,344,051	$ 44,244,638	$ 190,861,873
440,010	49,618	394,909	2,216,917	3,928,321	16,101,448

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	99,409	338,151	512,436
–	–	–	97,548	112,885	180,982
–	–	–	41,554	17,590	69,422
384,384	35,413	352,887	1,556,051	2,598,381	10,583,880
92,566	9,756	47,888	211,493	469,307	3,168,383

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	9.62	9.46	9.45
–	–	–	10.78	10.88	11.20
–	–	–	10.44	10.54	10.85
11.23	11.49	10.67	10.78	10.88	11.20
10.88	11.45	10.63	10.44	10.54	10.85

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

	Principal	Principal
	LifeTime	LifeTime
	2030	2040
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 51,252,035	$ 8,166,861
Liabilities	–	–
Net assets	$ 51,252,035	$ 8,166,861

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	2,847,683	273,699
The Principal Variable Annuity	885,779	20,102
The Principal Variable Annuity With Purchase Payment Credit Rider	82,210	18,491
Principal Investment Plus Variable Annuity	36,907,988	6,136,373
Principal Investment Plus Variable Annuity With Purchase Rider	10,528,375	1,718,196
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 51,252,035	$ 8,166,861

Investments in shares of mutual funds, at cost	$ 51,218,566	$ 10,339,483
Shares of mutual fund owned	5,203,252	816,686
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	308,140	29,967
The Principal Variable Annuity	80,856	1,824
The Principal Variable Annuity With Purchase Payment Credit Rider	7,749	1,732
Principal Investment Plus Variable Annuity	3,369,008	556,739
Principal Investment Plus Variable Annuity With Purchase Rider	992,341	160,965
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	–
Principal Freedom 2 Variable Annuity	9.24	9.13
The Principal Variable Annuity	10.96	11.02
The Principal Variable Annuity With Purchase Payment Credit Rider	10.61	10.67
Principal Investment Plus Variable Annuity	10.96	11.02
Principal Investment Plus Variable Annuity With Purchase Rider	10.61	10.67
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

			SAM	SAM	SAM
Principal		SAM	Conservative	Conservative	Flexible
LifeTime	Real Estate	Balanced	Balanced	Growth	Income
2050	Securities	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$ 5,018,211	$ 72,273,908	$ 577,353,403	$ 138,648,563	$ 41,606,215	$ 128,679,626
–	–	–	–	–	–
$ 5,018,211	$ 72,273,908	$ 577,353,403	$ 138,648,563	$ 41,606,215	$ 128,679,626

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	131,840	–	–	–	–
–	–	–	–	–	–
122,279	191,221	1,844,240	520,044	1,067,090	70,662
99,640	38,939,647	27,539,707	15,386,354	9,265,755	19,014,037
97,671	17,775,580	9,652,317	3,391,018	3,753,975	7,488,330
3,500,799	11,336,144	477,473,654	99,434,280	19,594,437	85,393,516
1,197,822	3,899,476	60,843,485	19,916,867	7,924,958	16,713,081

–	–	–	–	–	–
–	–	–	–	–	–
$ 5,018,211	$ 72,273,908	$ 577,353,403	$ 138,648,563	$ 41,606,215	$ 128,679,626

$ 6,165,329	$ 99,896,579	$ 574,515,320	$ 130,770,069	$ 44,338,898	$ 122,067,534
507,403	6,673,491	42,050,503	12,673,543	3,014,943	10,768,170

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	58,930	–	–	–	–
–	–	–	–	–	–
13,508	22,231	198,973	52,545	125,168	6,797
9,081	1,559,944	2,995,132	1,567,121	1,095,621	1,843,636
9,191	752,107	1,066,744	350,968	451,070	737,827
319,041	454,125	51,927,947	10,127,547	2,316,947	8,279,871
112,717	164,989	6,724,157	2,061,387	952,254	1,646,735

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	2.24	–	–	–	–
–	–	–	–	–	–
9.05	8.60	9.27	9.90	8.53	10.40
10.97	24.96	9.19	9.82	8.46	10.31
10.63	23.63	9.05	9.66	8.32	10.15
10.97	24.96	9.19	9.82	8.46	10.31
10.63	23.63	9.05	9.66	8.32	10.15

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

	SAM
	Strategic
	Growth	Short-Term
	Portfolio	Bond
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 30,168,999	$ 125,715,000
Liabilities	–	–
Net assets	$ 30,168,999	$ 125,715,000

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	2,516,386
Principal Freedom 2 Variable Annuity	607,712	47,783
The Principal Variable Annuity	6,736,096	22,411,333
The Principal Variable Annuity With Purchase Payment Credit Rider	1,909,871	7,104,582
Principal Investment Plus Variable Annuity	14,279,095	71,756,038
Principal Investment Plus Variable Annuity With Purchase Rider	6,636,225	21,878,878
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 30,168,999	$ 125,715,000

Investments in shares of mutual funds, at cost	$ 31,460,250	$ 137,415,171
Shares of mutual fund owned	2,034,322	14,189,052
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	245,429
Principal Freedom 2 Variable Annuity	75,186	4,744
The Principal Variable Annuity	840,112	2,244,669
The Principal Variable Annuity With Purchase Payment Credit Rider	242,052	740,467
Principal Investment Plus Variable Annuity	1,780,873	7,186,787
Principal Investment Plus Variable Annuity With Purchase Rider	841,065	2,280,259
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	–	10.25
Principal Freedom 2 Variable Annuity	8.08	10.07
The Principal Variable Annuity	8.02	9.98
The Principal Variable Annuity With Purchase Payment Credit Rider	7.89 8.02	9.59
Principal Investment Plus Variable Annuity		9.98
Principal Investment Plus Variable Annuity With Purchase Rider	7.89	9.59
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–
See accompanying notes.

				T. Rowe Price	T. Rowe Price
Short-Term	SmallCap	SmallCap	SmallCap	Blue Chip	Health
Income	Blend	Growth II	Value I	Growth II	Sciences II
Division	Division	Division	Division	Division	Division

$ 23,551,170	$ 33,828,969	$ 28,675,186	$ 80,631,904	$ 5,001,145	$ 4,868,700
–	–	–	–	–	–
$ 23,551,170	$ 33,828,969	$ 28,675,186	$ 80,631,904	$ 5,001,145	$ 4,868,700

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	121,415	63,697	173,330	–	–
94,793	2,965,174	808,176	–	–	–
51,664	87,212	104,175	247,106	–	–
5,515,938	23,927,906	17,470,734	27,545,894	–	–
1,772,599	6,727,262	4,082,122	10,099,666	–	–
14,333,301	–	4,648,666	33,240,770	4,214,371	3,694,172
1,782,875	–	1,497,616	9,325,138	786,774	1,174,528

–	–	–	–	–	–
–	–	–	–	–	–
$ 23,551,170	$ 33,828,969	$ 28,675,186	$ 80,631,904	$ 5,001,145	$ 4,868,700

$ 23,578,496	$ 42,901,217	$ 38,314,562	$ 105,434,595	$ 4,541,163	$ 4,553,424
9,573,646	5,034,073	3,258,544	7,459,010	526,436	386,098

–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	119,212	99,608	121,837	–	–
8,704	229,009	105,420	–	–	–
4,749	10,917	13,228	32,733	–	–
508,750	2,359,379	2,071,531	1,535,248	–	–
164,583	700,611	511,237	594,520	–	–
1,321,901	–	551,207	1,852,646	382,908	257,111
165,525	–	187,561	548,927	73,825	84,422

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–
–	1.02	0.64	1.42	–	–
10.89	12.95	7.67	–	–	–
10.88	7.99	7.88	7.55	–	–
10.84	10.14	8.43	17.94	–	–
10.77	9.60	7.98	16.99	–	–
10.84	–	8.43	17.94	11.01	14.37
10.77	–	7.98	16.99	10.66	13.91

–	–	–	–	–	–
–	–	–	–	–	–

$ –	$ –	$ –	$ –	$ –	$ –
–	–	–	–	–	–

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2009

Van Eck
	Templeton	Worldwide
	Growth Securities	Hard Assets
	Class 2	Service Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,315,317	$ 1,081,465
Liabilities	–	–
Net assets	$ 1,315,317	$ 1,081,465

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	1,315,317	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	–	785,381
Principal Investment Plus Variable Annuity With Purchase Rider	–	296,084
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Total net assets	$ 1,315,317	$ 1,081,465

Investments in shares of mutual funds, at cost	$ 1,554,746	$ 1,055,435
Shares of mutual fund owned	126,473	37,551
Accumulation units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	91,936	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	–	59,618
Principal Investment Plus Variable Annuity With Purchase Rider	–	22,561
Accumulation unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus	–	–
Pension Builder Plus – Rollover IRA	–	–
Personal Variable	–	–
Premier Variable	–	–
Principal Freedom Variable Annuity	14.31	–
Principal Freedom 2 Variable Annuity	–	–
The Principal Variable Annuity	–	–
The Principal Variable Annuity With Purchase Payment Credit Rider	–	–
Principal Investment Plus Variable Annuity	–	13.17
Principal Investment Plus Variable Annuity With Purchase Rider	–	13.12
Annuitized units outstanding:
Bankers Flexible Annuity	–	–
Pension Builder Plus – Rollover IRA	–	–
Annuitized unit value:
Bankers Flexible Annuity	$ –	$ –
Pension Builder Plus – Rollover IRA	–	–

See accompanying notes.

Principal Life Insurance Company
Separate Account B
Statements of Operations
Year Ended December 31, 2009

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division
Investment income (loss)
Income:
Dividends	$ 45,046	$ 35,713

Expenses:
Mortality and expense risks	22,611	71,526
Separate account rider charges	2,487	3,752
Net investment income (loss)	19,948	(39,565)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(391,908)	(676,702)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(391,908)	(676,702)

Change in net unrealized appreciation or depreciation of
investments	1,033,694	1,709,991

Net gains (losses) on investments	661,734	993,724

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 661,734	$ 993,724

See accompanying notes.

		AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	Global	International	Small Cap	AIM V.I.
Core Equity	Dynamics	Health Care	Growth	Equity	Technology
Series I	Series I	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division

$ 517,056	$ –	$ 27,304	$ 36,285	$ 8,546	$ –

361,805	24,973	99,653	13,640	53,671	49,493
33,819	5,896	18,127	740	7,604	8,672
121,432	(30,869)	(90,476)	21,905	(52,729)	(58,165)

(1,517,994)	(134,599)	(442,399)	45,012	(493,994)	(265,623)
–	–	–	–	–	–
(1,517,994)	(134,599)	(442,399)	45,012	(493,994)	(265,623)

8,101,356	855,375	2,350,276	300,228	1,327,760	2,049,011

6,704,794	689,907	1,817,401	367,145	781,037	1,725,223

–	–	–	–	–	–

$ 6,704,794	$ 689,907	$ 1,817,401	$ 367,145	$ 781,037	$ 1,725,223

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

	Alliance	American
	Bernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$ –	$ 787,980

Expenses:
Mortality and expense risks	18,372	191,118
Separate account rider charges	2,138	29,067
Net investment income (loss)	(20,510)	567,795

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(166,124)	(1,338,661)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(166,124)	(1,338,661)

Change in net unrealized appreciation or depreciation of
investments	691,114	3,146,056

Net gains (losses) on investments	504,480	2,375,190

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 504,480	$ 2,375,190

See accompanying notes.

American
Century VP
Inflation	American	American	American	American
Protection	Century VP	Century VP	Century VP	Century VP	Asset
Class II	Ultra Class I	Ultra Class II	Value Class II	Vista Class I	Allocation
Division	Division	Division	Division	Division	Division

$ 1,254,621	$ 12,761	$ 91,765	$ 1,311,531	$ –	$ 1,445,603

883,101	55,475	632,867	296,530	23,969	612,562
98,841	9,570	76,420	45,887	4,258	48,676
272,679	(52,284)	(617,522)	969,114	(28,227)	784,365

43,812	(425,458)	(4,150,471)	(3,206,329)	(230,776)	(2,124,367)
–	–	–	–	–	–
43,812	(425,458)	(4,150,471)	(3,206,329)	(230,776)	(2,124,367)

5,666,482	1,738,953	19,391,959	6,029,843	625,969	8,962,274

5,982,973	1,261,211	14,623,966	3,792,628	366,966	7,622,272

–	–	–	–	–	–

$ 5,982,973	$ 1,261,211	$ 14,623,966	$ 3,792,628	$ 366,966	$ 7,622,272

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

		Bond &
		Mortgage
	Balanced	Securities
	Division	Division
Investment income (loss)
Income:
Dividends	$ 2,057,341	$ 26,816,530

Expenses:
Mortality and expense risks	503,186	2,872,542
Separate account rider charges	41,843	338,380
Net investment income (loss)	1,512,312	23,605,608

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(3,562,620)	(10,699,786)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(3,562,620)	(10,699,786)

Change in net unrealized appreciation or depreciation of
investments	9,317,827	27,589,155

Net gains (losses) on investments	7,267,519	40,494,977

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 7,267,519	$ 40,494,977

(1) Represented the operations of West Coast Equity Division until November 23, 2009 name change.

See accompanying notes.

				Fidelity VIP	Fidelity VIP
		Dreyfus IP		Equity-Income	Growth
Capital	Diversified	Technology Growth	Equity	Service	Service
Appreciation	International	Service Shares	Income	Class 2	Class
Division (1)	Division	Division	Division	Division	Division

$ 52,376	$ 7,966,779	$ 1,514	$ 8,414,461	$ 810,711	$ 53,016

37,597	1,857,298	15,567	1,771,770	489,672	203,510
5,446	186,618	1,992	192,350	74,426	22,210
9,333	5,922,863	(16,045)	6,450,341	246,613	(172,704)

(229,646)	(13,975,971)	(79,610)	(12,322,227)	(4,148,510)	(2,264,227)
–	–	–	–	–	13,894
(229,646)	(13,975,971)	(79,610)	(12,322,227)	(4,148,510)	(2,250,333)

1,068,023	44,023,516	612,753	31,929,448	13,727,220	6,257,651

847,710	35,970,408	517,098	26,057,562	9,825,323	3,834,614

–	1,400,614	–	–	–	–

$ 847,710	$ 37,371,022	$ 517,098	$ 26,057,562	$ 9,825,323	$ 3,834,614

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

	Fidelity VIP	Fidelity VIP
	Growth	Overseas
	Service	Service
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$ 11,257	$ 776,220

Expenses:
Mortality and expense risks	67,784	487,583
Separate account rider charges	11,403	64,323
Net investment income (loss)	(67,930)	224,314

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(411,438)	(3,830,577)
Capital gains distributions	4,987	127,705
Total realized gains (losses) on investments	(406,451)	(3,702,872)

Change in net unrealized appreciation or depreciation of
investments	1,755,226	12,911,110

Net gains (losses) on investments	1,280,845	9,432,552

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 1,280,845	$ 9,432,552

See accompanying notes.

				Goldman Sachs
Fidelity VIP II	Fidelity VIP II	Fidelity VIP III	Goldman Sachs	VIT Structured	Government
Contrafund	Contrafund	Mid Cap	VIT Mid Cap	Small Cap	& High
Service	Service	Service	Value Service	Equity Service	Quality
Class	Class 2	Class 2	Class I	Class I	Bond
Division	Division	Division	Division	Division	Division

$ 745,899	$ 412,657	$ 28,976	$ 250,668	$ 45,319	$ 13,485,368

730,567	410,496	74,054	167,021	43,495	2,675,199
73,638	39,201	8,446	23,628	5,671	294,661
(58,306)	(37,040)	(53,524)	60,019	(3,847)	10,515,508

(5,894,497)	(3,932,130)	(729,345)	(1,324,415)	(506,526)	(3,911,795)
15,915	10,108	33,881	–	–	–
(5,878,582)	(3,922,022)	(695,464)	(1,324,415)	(506,526)	(3,911,795)

22,943,510	13,888,919	2,625,370	4,974,063	1,344,984	1,430,068

17,006,622	9,929,857	1,876,382	3,709,667	834,611	8,033,781

–	–	–	–	–	–

$ 17,006,622	$ 9,929,857	$ 1,876,382	$ 3,709,667	$ 834,611	$ 8,033,781

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

	International
	Emerging	International
	Markets	SmallCap
	Division	Division
Investment income (loss)
Income:
Dividends	$ 1,656,292	$ 1,721,673

Expenses:
Mortality and expense risks	986,517	705,924
Separate account rider charges	139,294	88,514
Net investment income (loss)	530,481	927,235

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(7,529,278)	(7,484,608)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(7,529,278)	(7,484,608)

Change in net unrealized appreciation or depreciation of
investments	46,845,737	22,460,079

Net gains (losses) on investments	39,846,940	15,902,706

Payment from Affiliate	227,485	332,409

Net increase (decrease) in net assets resulting from operations	$ 40,074,425	$ 16,235,115

(1) Represented the operations of Janus Aspen Mid Cap Growth Service Shares Division until May 18, 2009 name change.

See accompanying notes.

Janus Aspen
Enterprise	LargeCap	LargeCap	LargeCap	LargeCap	LargeCap
Service Shares	Blend II	Growth	Growth I	S&P 500 Index	Value
Division (1)	Division	Division	Division	Division	Division

$ –	$ 2,623,071	$ 391,131	$ 48,055	$ 3,759,422	$ 4,545,134

133,873	1,762,679	610,603	1,268,953	1,005,404	1,060,825
17,493	233,330	30,264	94,172	115,353	76,866
(151,366)	627,062	(249,736)	(1,315,070)	2,638,665	3,407,443

(266,512)	(18,529,982)	(4,338,986)	(5,247,795)	(5,206,106)	(11,114,027)
–	–	–	–	–	–
(266,512)	(18,529,982)	(4,338,986)	(5,247,795)	(5,206,106)	(11,114,027)

4,221,108	53,189,814	16,423,590	47,815,801	21,526,447	20,128,881

3,803,230	35,286,894	11,834,868	41,252,936	18,959,006	12,422,297

–	–	–	–	–	–

$ 3,803,230	$ 35,286,894	$ 11,834,868	$ 41,252,936	$ 18,959,006	$ 12,422,297

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

		MFS VIT
	LargeCap	Utilities
	Value III	Service Class
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$ 4,212,541	$ –

Expenses:
Mortality and expense risks	1,418,371	1,711
Separate account rider charges	179,834	247
Net investment income (loss)	2,614,336	(1,958)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(10,525,317)	1,718
Capital gains distributions	–	–
Total realized gains (losses) on investments	(10,525,317)	1,718

Change in net unrealized appreciation or depreciation of
investments	28,295,999	34,374

Net gains (losses) on investments	20,385,018	34,134

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 20,385,018	$ 34,134

(1) Commenced operations May 18, 2009.

See accompanying notes.

MFS VIT
Value	MidCap	MidCap	MidCap	Money	Mortgage
Service Class	Blend	Growth I	Value II	Market	Securities
Division (1)	Division	Division	Division	Division	Division

$ –	$ 1,858,918	$ 47,088	$ 1,298,800	$ 671,313	$ 622,612

1,188	2,653,504	375,410	831,831	2,686,502	79,480
130	229,075	48,902	107,060	288,703	6,977
(1,318)	(1,023,661)	(377,224)	359,909	(2,303,892)	536,155

322	(14,250,768)	(2,806,560)	(11,779,397)	–	(13,468)
–	11,521,239	–	–	–	–
322	(2,729,529)	(2,806,560)	(11,779,397)	–	(13,468)

16,481	64,122,590	11,912,152	32,002,481	–	(256,747)

15,485	60,369,400	8,728,368	20,582,993	(2,303,892)	265,940

–	–	–	–	–	–

$ 15,485	$ 60,369,400	$ 8,728,368	$ 20,582,993	$ (2,303,892)	$ 265,940

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

	Neuberger	Neuberger
	Berman AMT	Berman AMT
	Partners	Small-Cap Growth
	I Class	S Class
	Divison	Divison
Investment income (loss)
Income:
Dividends	$ 109,268	$ –

Expenses:
Mortality and expense risks	51,383	26,865
Separate account rider charges	6,103	4,663
Net investment income (loss)	51,782	(31,528)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,163,852)	(182,188)
Capital gains distributions	485,380	–
Total realized gains (losses) on investments	(678,472)	(182,188)

Change in net unrealized appreciation or depreciation of
investments	2,281,197	656,221

Net gains (losses) on investments	1,654,507	442,505

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 1,654,507	$ 442,505

(1) Commenced operations May 18, 2009.

See accompanying notes.

Neuberger
Berman AMT	PIMCO	PIMCO	Principal
Socially	All Asset	Total Return	LifeTime	Principal	Principal
Responsive	Administrative	Administrative	Strategic	LifeTime	LifeTime
I Class	Class	Class	Income	2010	2020
Divison	Division (1)	Division (1)	Division	Division	Division

$ 94,147	$ 23,641	$ 36,770	$ 951,001	$ 1,378,729	$ 4,626,700

50,041	1,672	12,028	228,985	393,649	1,644,420
4,719	151	747	14,497	27,474	177,124
39,387	21,818	23,995	707,519	957,606	2,805,156

(486,365)	383	2,158	(1,122,100)	(2,229,438)	(6,294,996)
–	–	113,337	160,265	59,390	–
(486,365)	383	115,495	(961,835)	(2,170,048)	(6,294,996)

1,485,733	(4,995)	(94,655)	3,352,920	8,075,389	35,355,976

1,038,755	17,206	44,835	3,098,604	6,862,947	31,866,136

–	–	–	–	–	–

$ 1,038,755	$ 17,206	$ 44,835	$ 3,098,604	$ 6,862,947	$ 31,866,136

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2009

	Principal	Principal
	LifeTime	LifeTime
	2030	2040
	Division	Division
Investment income (loss)
Income:
Dividends	$ 568,352	$ 194,127

Expenses:
Mortality and expense risks	374,988	89,170
Separate account rider charges	39,665	9,368
Net investment income (loss)	153,699	95,589

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,459,968)	(807,702)
Capital gains distributions	36,914	–
Total realized gains (losses) on investments	(1,423,054)	(807,702)

Change in net unrealized appreciation or depreciation of
investments	9,452,110	2,436,867

Net gains (losses) on investments	8,182,755	1,724,754

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 8,182,755	$ 1,724,754

See accompanying notes.

			SAM	SAM	SAM
Principal		SAM	Conservative	Conservative	Flexible
LifeTime	Real Estate	Balanced	Balanced	Growth	Income
2050	Securities	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$ 98,232	$ 2,467,982	$ 14,264,417	$ 3,097,976	$ 1,611,502	$ 4,329,150

52,311	732,490	4,674,237	1,208,867	393,767	1,154,749
6,289	109,384	303,996	112,828	58,440	120,116
39,632	1,626,108	9,286,184	1,776,281	1,159,295	3,054,285

(374,623)	(9,695,036)	(2,360,963)	(1,899,862)	(2,365,968)	(2,364,498)
–	–	10,725,577	1,400,241	1,794,267	849,068
(374,623)	(9,695,036)	8,364,614	(499,621)	(571,701)	(1,515,430)

1,361,523	23,372,325	70,590,554	18,357,269	7,205,836	15,170,884

1,026,532	15,303,397	88,241,352	19,633,929	7,793,430	16,709,739

–	–	–	–	–	–

$ 1,026,532	$ 15,303,397	$ 88,241,352	$ 19,633,929	$ 7,793,430	$ 16,709,739

Principal Life Insurance Company
Separate Account B
Statements of Operations
Year Ended December 31, 2009

	SAM
	Strategic
	Growth	Short-Term
	Portfolio	Bond
	Division	Division
Investment income (loss)
Income:
Dividends	$ 854,737	$ 7,296,439

Expenses:
Mortality and expense risks	281,419	1,429,687
Separate account rider charges	38,633	159,722
Net investment income (loss)	534,685	5,707,030

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(2,189,613)	(3,154,917)
Capital gains distributions	319,708	–
Total realized gains (losses) on investments	(1,869,905)	(3,154,917)

Change in net unrealized appreciation or depreciation of
investments	7,394,328	6,749,994

Net gains (losses) on investments	6,059,108	9,302,107

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 6,059,108	$ 9,302,107

See accompanying notes.

				T. Rowe Price	T. Rowe Price
Short-Term	SmallCap	SmallCap	SmallCap	Blue Chip	Health
Income	Blend	Growth II	Value I	Growth II	Sciences II
Division	Division	Division	Division	Division	Division

$ 873,512	$ 217,787	$ –	$ 1,618,361	$ –	$ –

135,835	365,750	303,928	886,187	32,917	51,589
5,234	39,461	30,325	107,772	3,184	5,712
732,443	(187,424)	(334,253)	624,402	(36,101)	(57,301)

36,022	(3,234,069)	(2,980,114)	(7,979,980)	(113,736)	(215,091)
–	–	–	–	–	–
36,022	(3,234,069)	(2,980,114)	(7,979,980)	(113,736)	(215,091)

(27,169)	8,913,069	9,861,828	17,927,225	1,079,077	1,376,826

741,296	5,491,576	6,547,461	10,571,647	929,240	1,104,434

–	–	–	–	–	–

$ 741,296	$ 5,491,576	$ 6,547,461	$ 10,571,647	$ 929,240	$ 1,104,434

Principal Life Insurance Company
Separate Account B
Statements of Operations
Year Ended December 31, 2009

		Van Eck
	Templeton	Worldwide
	Growth Securities	Hard Assets
	Class 2	Service Class
	Division	Division (1)
Investment income (loss)
Income:
Dividends	$ 35,468	$ –

Expenses:
Mortality and expense risks	9,594	2,940
Separate account rider charges	–	485
Net investment income (loss)	25,874	(3,425)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(126,785)	19,535
Capital gains distributions	–	–
Total realized gains (losses) on investments	(126,785)	19,535

Change in net unrealized appreciation or depreciation of
investments	399,572	26,030

Net gains (losses) on investments	298,661	42,140

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	$ 298,661	$ 42,140

(1) Commenced operations May 18, 2009

See accompanying notes.

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets
Years Ended December 31, 2009 and 2008, Except as Noted

	AIM V.I.
	Basic Value
	Series I
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 19,948	$ (4,864)
Total realized gains (losses) on investments	(391,908)	163,671
Change in net unrealized appreciation or depreciation of investments	1,033,694	(944,942)
Net gains (lossses) from investments	661,734	(786,135)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	661,734	(786,135)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,293,374	588,611
Administration charges	(6,369)	(23)
Contingent sales charges	(1,121)	(1,785)
Contract terminations	(29,143)	(40,442)
Death benefit payments	–	–
Flexible withdrawal option payments	(20,178)	(13,011)
Transfer payments to other contracts	(1,209,853)	(383,996)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	2,026,710	149,354
Total increase (decrease)	2,688,444	(636,781)

Net assets at beginning of period	842,020	1,478,801
Net assets at end of period	$ 3,530,464	$ 842,020

See accompanying notes.

AIM V.I.
Capital		AIM V.I.		AIM V.I.
Appreciation		Core Equity		Dynamics
Series I		Series I		Series I
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ (39,565) $	(133,704)	$ 121,432	$ 243,044	$ (30,869)	$ (47,122)
(676,702)	(308,915)	(1,517,994)	(82,697)	(134,599)	(42,749)
1,709,991	(4,885,610)	8,101,356	(15,384,815)	855,375	(1,836,688)
993,724	(5,328,229)	6,704,794	(15,224,468)	689,907	(1,926,559)

–	–	–	–	–	–

993,724	(5,328,229)	6,704,794	(15,224,468)	689,907	(1,926,559)

872,366	895,684	3,505,455	1,978,598	402,387	487,791
(1,974)	(2,580)	(15,645)	(16,899)	(274)	(356)
(9,975)	(21,677)	(49,692)	(77,402)	(1,450)	(2,972)
(708,562)	(1,512,703)	(3,529,853)	(5,401,288)	(102,974)	(207,421)
(71,879)	(12,399)	(207,348)	(187,574)	–	(14,831)
(88,229)	(186,382)	(516,173)	(807,458)	(27,877)	(47,216)
(935,570)	(1,816,790)	(4,455,884)	(6,509,763)	(291,792)	(904,286)
–	–	–	–	–	–
(943,823)	(2,656,847)	(5,269,140)	(11,021,786)	(21,980)	(689,291)
49,901	(7,985,076)	1,435,654	(26,246,254)	667,927	(2,615,850)

6,141,147	14,126,223	30,084,589	56,330,843	1,799,818	4,415,668
$ 6,191,048	$ 6,141,147	$ 31,520,243	$ 30,084,589	$ 2,467,745	$ 1,799,818

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	AIM V.I.
	Global
	Health Care
	Series I
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (90,476)	$ (172,799)
Total realized gains (losses) on investments	(442,399)	2,500,029
Change in net unrealized appreciation or depreciation of investments	2,350,276	(6,274,461)
Net gains (lossses) from investments	1,817,401	(3,947,231)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,817,401	(3,947,231)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,239,351	1,592,273
Administration charges	(3,225)	(3,370)
Contingent sales charges	(12,526)	(15,050)
Contract terminations	(889,779)	(1,050,260)
Death benefit payments	(65,830)	(54,479)
Flexible withdrawal option payments	(99,921)	(142,431)
Transfer payments to other contracts	(1,735,382)	(1,930,945)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(1,567,312)	(1,604,262)
Total increase (decrease)	250,089	(5,551,493)

Net assets at beginning of period	8,405,382	13,956,875
Net assets at end of period	$ 8,655,471	$ 8,405,382

(1) Commenced operations May 19, 2008.

See accompanying notes.

AIM V.I.		AIM V.I.
International		Small Cap		AIM V.I.
Growth		Equity		Technology
Series I		Series I		Series I
Division (1)		Division		Division
2009	2008	2009	2008	2009	2008

$ 21,905	$ 208	$ (52,729) $	(76,412)	$ (58,165) $	(67,406)
45,012	(10,529)	(493,994)	(196,727)	(265,623)	(112,801)
300,228	(12,352)	1,327,760	(1,675,944)	2,049,011	(2,460,977)
367,145	(22,673)	781,037	(1,949,083)	1,725,223	(2,641,184)

–	–	–	–	–	–

367,145	(22,673)	781,037	(1,949,083)	1,725,223	(2,641,184)

3,315,133	171,992	2,112,745	1,428,513	2,772,736	966,164
(7,154)	(32)	(4,196)	(1,268)	(800)	(557)
(670)	–	(6,954)	(6,429)	(6,207)	(5,500)
(17,430)	–	(385,147)	(394,723)	(440,936)	(383,777)
–	–	(2,057)	(10,969)	(2,564)	(9,335)
(3,233)	(346)	(49,723)	(48,037)	(54,851)	(76,069)
(522,784)	(37,306)	(856,179)	(994,880)	(1,402,634)	(1,612,440)
–	–	–	–	–	–
2,763,862	134,308	808,489	(27,793)	864,744	(1,121,514)
3,131,007	111,635	1,589,526	(1,976,876)	2,589,967	(3,762,698)

111,635	–	4,072,254	6,049,130	2,797,959	6,560,657
$ 3,242,642	$ 111,635	$ 5,661,780 $	4,072,254	$ 5,387,926 $	2,797,959

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Alliance
	Bernstein
	Small Cap
	Growth
	Class A
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (20,510)	$ (24,012)
Total realized gains (losses) on investments	(166,124)	(41,887)
Change in net unrealized appreciation or depreciation of investments	691,114	(925,472)
Net gains (lossses) from investments	504,480	(991,371)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	504,480	(991,371)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	637,223	741,297
Administration charges	497	(709)
Contingent sales charges	(2,152)	(1,543)
Contract terminations	(55,946)	(34,961)
Death benefit payments	(11,558)	(4,731)
Flexible withdrawal option payments	(8,225)	(8,386)
Transfer payments to other contracts	(379,102)	(325,926)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	180,737	365,041
Total increase (decrease)	685,217	(626,330)

Net assets at beginning of period	1,216,674	1,843,004
Net assets at end of period	$ 1,901,891	$ 1,216,674

See accompanying notes.

American		American
Century VP		Century VP
Income &		Inflation		American
Growth		Protection		Century VP
Class I		Class II		Ultra Class I
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 567,795	$ 191,407	$ 272,679	$ 2,663,977	$ (52,284) $	(105,873)
(1,338,661)	3,045,657	43,812	(38,340)	(425,458)	946,480
3,146,056	(14,275,056)	5,666,482	(4,973,159)	1,738,953	(4,576,606)
2,375,190	(11,037,992)	5,982,973	(2,347,522)	1,261,211	(3,735,999)

–	–	–	–	–	–

2,375,190	(11,037,992)	5,982,973	(2,347,522)	1,261,211	(3,735,999)

1,803,378	1,673,098	29,497,984	31,436,649	925,765	1,273,012
(2,262)	(3,038)	(488,652)	(440,824)	(1,023)	(1,533)
(20,716)	(24,798)	(74,695)	(94,742)	(6,412)	(7,917)
(1,647,955)	(2,269,439)	(1,941,779)	(2,146,023)	(455,502)	(552,465)
(82,851)	(79,065)	(302,585)	(218,658)	(4,646)	(8,408)
(269,872)	(431,511)	(1,451,541)	(1,162,278)	(65,015)	(114,924)
(2,524,477)	(4,098,638)	(17,713,331)	(34,403,685)	(922,283)	(2,112,475)
–	–	–	–	–	–
(2,744,755)	(5,233,391)	7,525,401	(7,029,561)	(529,116)	(1,524,710)
(369,565)	(16,271,383)	13,508,374	(9,377,083)	732,095	(5,260,709)

17,875,914	34,147,297	67,684,111	77,061,194	4,393,475	9,654,184
$ 17,506,349	$ 17,875,914	$ 81,192,485	$ 67,684,111	$ 5,125,570	$ 4,393,475

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	American
	Century VP
	Ultra Class II
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (617,522)	$ (796,049)
Total realized gains (losses) on investments	(4,150,471)	7,161,269
Change in net unrealized appreciation or depreciation of investments	19,391,959	(36,896,658)
Net gains (lossses) from investments	14,623,966	(30,531,438)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	14,623,966	(30,531,438)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,811,592	29,056,644
Administration charges	(406,928)	(382,862)
Contingent sales charges	(54,064)	(73,852)
Contract terminations	(1,405,462)	(1,672,856)
Death benefit payments	(246,233)	(99,348)
Flexible withdrawal option payments	(924,179)	(847,116)
Transfer payments to other contracts	(9,019,277)	(9,146,358)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(7,244,551)	16,834,252
Total increase (decrease)	7,379,415	(13,697,186)

Net assets at beginning of period	48,691,721	62,388,907
Net assets at end of period	$ 56,071,136	$ 48,691,721

See accompanying notes.

American		American
Century VP		Century VP		Asset
Value Class II		Vista Class I		Allocation
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 969,114	$ 322,152	$ (28,227)	$ (39,717)	$ 784,365	$ 1,115,665
(3,206,329)	2,059,896	(230,776)	54,071	(2,124,367)	5,545,976
6,029,843	(13,783,171)	625,969	(1,743,999)	8,962,274	(26,722,216)
3,792,628	(11,401,123)	366,966	(1,729,645)	7,622,272	(20,060,575)

–	–	–	–	–	–

3,792,628	(11,401,123)	366,966	(1,729,645)	7,622,272	(20,060,575)

2,251,924	3,386,467	367,636	1,272,811	7,596,204	8,945,708
(6,597)	(8,333)	(676)	(323)	(76,439)	(65,967)
(28,544)	(36,041)	(3,306)	(3,034)	(63,498)	(120,045)
(2,027,589)	(2,515,067)	(85,936)	(68,715)	(4,262,157)	(7,695,514)
(108,521)	(99,144)	–	(1,397)	(445,812)	(555,322)
(300,913)	(399,073)	(13,556)	(14,870)	(1,059,829)	(1,733,913)
(3,620,668)	(7,351,537)	(303,755)	(558,995)	(6,959,658)	(13,257,863)
–	–	–	–	–	–
(3,840,908)	(7,022,728)	(39,593)	625,477	(5,271,189)	(14,482,916)
(48,280)	(18,423,851)	327,373	(1,104,168)	2,351,083	(34,543,491)

25,960,083	44,383,934	1,891,753	2,995,921	50,513,490	85,056,981
$ 25,911,803	$ 25,960,083	$ 2,219,126 $	1,891,753	$ 52,864,573	$ 50,513,490

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Balanced
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 1,512,312	$ 1,515,229
Total realized gains (losses) on investments	(3,562,620)	1,778,761
Change in net unrealized appreciation or depreciation of investments	9,317,827	(27,010,040)
Net gains (lossses) from investments	7,267,519	(23,716,050)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	7,267,519	(23,716,050)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,008,849	3,240,476
Administration charges	(24,230)	(28,703)
Contingent sales charges	(60,865)	(118,717)
Contract terminations	(5,096,297)	(9,741,919)
Death benefit payments	(419,374)	(789,860)
Flexible withdrawal option payments	(892,954)	(1,549,753)
Transfer payments to other contracts	(4,705,157)	(8,277,684)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(8,190,028)	(17,266,160)
Total increase (decrease)	(922,509)	(40,982,210)

Net assets at beginning of period	44,974,598	85,956,808
Net assets at end of period	$ 44,052,089	$ 44,974,598

(1) Represented the operations of West Coast Equity Division until November 23, 2009 name change.

See accompanying notes.

Bond &
Mortgage		Capital		Diversified
Securities		Appreciation		International
Division		Division (1)		Division
2009	2008	2009	2008	2009	2008

$ 23,605,608	$ 14,844,677	$ 9,333	$ (6,100)	$ 5,922,863	$ 1,031,949
(10,699,786)	(10,378,357)	(229,646)	96,512	(13,975,971)	56,494,954
27,589,155	(65,321,558)	1,068,023	(936,758)	44,023,516	(200,607,999)
40,494,977	(60,855,238)	847,710	(846,346)	35,970,408	(143,081,096)

–	–	–	–	1,400,614	–

40,494,977	(60,855,238)	847,710	(846,346)	37,371,022	(143,081,096)

40,475,504	56,435,336	2,422,377	1,942,160	27,906,687	40,686,774
(631,491)	(607,377)	(753)	(254)	(135,344)	(138,567)
(319,042)	(438,051)	(10,329)	(740)	(195,065)	(322,721)
(18,561,331)	(26,067,288)	(268,506)	(16,751)	(13,396,263)	(22,311,832)
(1,253,313)	(1,927,338)	(100)	–	(682,131)	(1,046,118)
(4,865,974)	(6,537,538)	(12,075)	(34,219)	(1,774,997)	(2,867,820)
(42,550,343)	(80,071,614)	(388,291)	(396,687)	(23,879,337)	(45,077,767)
–	–	–	–	–	–
(27,705,990)	(59,213,870)	1,742,323	1,493,509	(12,156,450)	(31,078,051)
12,788,987	(120,069,108)	2,590,033	647,163	25,214,572	(174,159,147)

238,616,478	358,685,586	2,080,302	1,433,139	151,538,724	325,697,871
$ 251,405,465	$ 238,616,478	$ 4,670,335	$ 2,080,302	$ 176,753,296	$ 151,538,724

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Dreyfus IP
	Technology Growth
	Service Shares
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (16,045)	$ (14,558)
Total realized gains (losses) on investments	(79,610)	(69,725)
Change in net unrealized appreciation or depreciation of investments	612,753	(450,798)
Net gains (lossses) from investments	517,098	(535,081)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	517,098	(535,081)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,961,773	558,140
Administration charges	(152)	(102)
Contingent sales charges	(1,997)	(1,924)
Contract terminations	(51,910)	(43,580)
Death benefit payments	–	–
Flexible withdrawal option payments	(19,668)	(8,187)
Transfer payments to other contracts	(689,693)	(277,832)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	1,198,353	226,515
Total increase (decrease)	1,715,451	(308,566)

Net assets at beginning of period	709,523	1,018,089
Net assets at end of period	$ 2,424,974	$ 709,523

See accompanying notes.

		Fidelity VIP		Fidelity VIP
		Equity-Income		Growth
Equity		Service		Service
Income		Class 2		Class
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 6,450,341	$ 2,079,028	$ 246,613	$ 414,328	$ (172,704)	$ (204,157)
(12,322,227)	4,923,465	(4,148,510)	(3,327,054)	(2,250,333)	(1,097,052)
31,929,448	(82,471,273)	13,727,220	(29,685,097)	6,257,651	(15,328,472)
26,057,562	(75,468,780)	9,825,323	(32,597,823)	3,834,614	(16,629,681)

–	–	–	–	–	–

26,057,562	(75,468,780)	9,825,323	(32,597,823)	3,834,614	(16,629,681)

24,940,303	61,022,256	5,816,809	8,354,230	2,055,052	3,646,198
(921,639)	(883,089)	(9,988)	(11,959)	(4,184)	(9,946)
(164,248)	(258,290)	(42,835)	(84,742)	(26,299)	(42,105)
(6,022,332)	(8,930,508)	(2,646,592)	(4,715,453)	(1,868,100)	(2,938,177)
(858,200)	(522,676)	(158,526)	(138,892)	(57,398)	(225,190)
(2,693,097)	(3,043,025)	(424,975)	(721,551)	(175,207)	(316,741)
(20,643,016)	(38,443,998)	(6,006,640)	(11,676,408)	(2,665,191)	(5,142,748)
–	–	–	–	–	–
(6,362,229)	8,940,670	(3,472,747)	(8,994,775)	(2,741,327)	(5,028,709)
19,695,333	(66,528,110)	6,352,576	(41,592,598)	1,093,287	(21,658,390)

142,948,606	209,476,716	38,384,493	79,977,091	16,640,452	38,298,842
$ 162,643,939	$ 142,948,606	$ 44,737,069	$ 38,384,493	$ 17,733,739 $	16,640,452

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class 2
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (67,930)	$ (65,366)
Total realized gains (losses) on investments	(406,451)	(99,848)
Change in net unrealized appreciation or depreciation of investments	1,755,226	(4,515,123)
Net gains (lossses) from investments	1,280,845	(4,680,337)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,280,845	(4,680,337)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	787,271	2,652,240
Administration charges	(728)	(1,027)
Contingent sales charges	(9,697)	(10,142)
Contract terminations	(252,078)	(229,740)
Death benefit payments	(51,568)	(16,770)
Flexible withdrawal option payments	(15,040)	(18,895)
Transfer payments to other contracts	(542,695)	(1,523,972)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(84,535)	851,694
Total increase (decrease)	1,196,310	(3,828,643)

Net assets at beginning of period	5,241,959	9,070,602
Net assets at end of period	$ 6,438,269	$ 5,241,959

See accompanying notes.

Fidelity VIP		Fidelity VIP II		Fidelity VIP II
Overseas		Contrafund		Contrafund
Service		Service		Service
Class 2		Class		Class 2
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 224,314	$ 616,094	$ (58,306)	$ (539,369)	$ (37,040)	$ (200,456)
(3,702,872)	4,276,664	(5,878,582)	(1,422,146)	(3,922,022)	(1,455,069)
12,911,110	(31,632,732)	22,943,510	(47,719,745)	13,888,919	(19,365,539)
9,432,552	(26,739,974)	17,006,622	(49,681,260)	9,929,857	(21,021,064)

–	–	–	–	–	–

9,432,552	(26,739,974)	17,006,622	(49,681,260)	9,929,857	(21,021,064)

8,913,658	20,490,181	9,189,048	12,121,187	13,945,048	18,471,732
(213,855)	(197,710)	(23,142)	(28,969)	(126,956)	(105,448)
(48,344)	(63,906)	(90,727)	(136,894)	(40,831)	(55,997)
(1,256,750)	(1,447,555)	(6,444,754)	(9,552,807)	(1,061,440)	(1,268,410)
(250,244)	(87,893)	(291,957)	(203,363)	(53,723)	(188,212)
(553,958)	(583,536)	(852,097)	(1,407,643)	(418,219)	(542,500)
(7,206,063)	(7,347,509)	(10,133,864)	(19,783,201)	(9,543,718)	(9,303,596)
–	–	–	–	–	–
(615,556)	10,762,072	(8,647,493)	(18,991,690)	2,700,161	7,007,569
8,816,996	(15,977,902)	8,359,129	(68,672,950)	12,630,018	(14,013,495)

37,380,417	53,358,319	57,669,223	126,342,173	28,737,378	42,750,873
$ 46,197,413 $	37,380,417	$ 66,028,352 $	57,669,223	$ 41,367,396 $	28,737,378

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Fidelity VIP III
	Mid Cap
	Service
	Class 2
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (53,524)	$ (80,056)
Total realized gains (losses) on investments	(695,464)	730,879
Change in net unrealized appreciation or depreciation of investments	2,625,370	(4,048,458)
Net gains (lossses) from investments	1,876,382	(3,397,635)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,876,382	(3,397,635)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,791,365	2,836,284
Administration charges	(1,225)	(871)
Contingent sales charges	(6,736)	(11,622)
Contract terminations	(175,119)	(263,243)
Death benefit payments	(4,269)	(1,143)
Flexible withdrawal option payments	(53,986)	(79,142)
Transfer payments to other contracts	(2,015,920)	(1,461,252)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	534,110	1,019,011
Total increase (decrease)	2,410,492	(2,378,624)

Net assets at beginning of period	5,160,787	7,539,411
Net assets at end of period	$ 7,571,279	$ 5,160,787

See accompanying notes.

Goldman Sachs
Goldman Sachs		VIT Structured		Government
VIT Mid Cap		Small Cap		& High
Value Service		Equity Service		Quality
Class I		Class I		Bond
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 60,019	$ (64,148)	$ (3,847) $	(30,492)	$ 10,515,508	$ 9,531,707
(1,324,415)	(940,819)	(506,526)	(266,681)	(3,911,795)	(2,283,708)
4,974,063	(7,016,663)	1,344,984	(1,452,822)	1,430,068	(15,720,378)
3,709,667	(8,021,630)	834,611	(1,749,995)	8,033,781	(8,472,379)

–	–	–	–	–	–

3,709,667	(8,021,630)	834,611	(1,749,995)	8,033,781	(8,472,379)

1,518,621	4,577,107	1,035,644	1,184,594	48,967,188	79,089,815
(2,093)	(1,847)	(240)	(162)	(259,983)	(229,848)
(20,853)	(36,967)	(4,419)	(6,936)	(356,748)	(427,591)
(542,100)	(837,345)	(114,889)	(157,120)	(22,658,992)	(28,347,401)
(90,249)	(105,265)	(28,786)	(5,869)	(1,856,753)	(1,750,298)
(105,440)	(164,601)	(30,460)	(40,487)	(5,647,970)	(7,129,878)
(1,500,777)	(2,663,267)	(587,474)	(540,408)	(54,153,629)	(72,927,998)
–	–	–	–	–	–
(742,891)	767,815	269,376	433,612	(35,966,887)	(31,723,199)
2,966,776	(7,253,815)	1,103,987	(1,316,383)	(27,933,106)	(40,195,578)

12,939,322	20,193,137	3,309,548	4,625,931	237,196,678	277,392,256
$ 15,906,098	$ 12,939,322	$ 4,413,535 $	3,309,548	$ 209,263,572	$ 237,196,678

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	International
	Emerging
	Markets
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 530,481	$ (372,495)
Total realized gains (losses) on investments	(7,529,278)	37,277,375
Change in net unrealized appreciation or depreciation of investments	46,845,737	(121,845,736)
Net gains (lossses) from investments	39,846,940	(84,940,856)

Payment from Affiliate	227,485	–

Net increase (decrease) in net assets resulting from operations	40,074,425	(84,940,856)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	26,921,227	31,734,390
Administration charges	(34,533)	(36,086)
Contingent sales charges	(108,918)	(158,999)
Contract terminations	(6,250,338)	(8,406,299)
Death benefit payments	(245,306)	(335,750)
Flexible withdrawal option payments	(681,082)	(971,879)
Transfer payments to other contracts	(18,603,895)	(38,127,192)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	997,155	(16,301,815)
Total increase (decrease)	41,071,580	(101,242,671)

Net assets at beginning of period	62,434,726	163,677,397
Net assets at end of period	$ 103,506,306	$ 62,434,726

(1) Represented the operations of Janus Aspen Mid Cap Growth Service Shares Division until May 18, 2009 name change.

See accompanying notes.

Janus Aspen
International		Enterprise		LargeCap
SmallCap		Service Shares		Blend II
Division		Division (1)		Division
2009	2008	2009	2008	2009	2008

$ 927,235	$ 615,925	$ (151,366)	$ (238,773)	$ 627,062	$ (63,226)
(7,484,608)	15,902,116	(266,512)	1,771,009	(18,529,982)	72,953,572
22,460,079	(78,701,482)	4,221,108	(10,470,032)	53,189,814	(156,185,338)
15,902,706	(62,183,441)	3,803,230	(8,937,796)	35,286,894	(83,294,992)

332,409	–	–	–	–	–

16,235,115	(62,183,441)	3,803,230	(8,937,796)	35,286,894	(83,294,992)

9,288,191	14,016,317	2,939,018	2,308,745	15,531,306	41,924,239
(21,908)	(29,611)	(4,600)	(7,100)	(494,973)	(468,016)
(86,336)	(138,546)	(20,597)	(25,647)	(160,666)	(235,408)
(5,029,921)	(8,145,534)	(1,463,064)	(1,789,711)	(6,903,254)	(9,869,226)
(268,162)	(408,857)	(33,604)	(41,151)	(549,741)	(554,073)
(545,485)	(964,948)	(103,710)	(193,769)	(2,070,360)	(2,557,424)
(9,902,292)	(21,093,388)	(2,644,969)	(3,849,010)	(20,208,857)	(32,366,363)
–	–	–	–	–	–
(6,565,913)	(16,764,567)	(1,331,526)	(3,597,643)	(14,856,545)	(4,126,271)
9,669,202	(78,948,008)	2,471,704	(12,535,439)	20,430,349	(87,421,263)

54,644,546	133,592,554	9,983,596	22,519,035	138,622,834	226,044,097
$ 64,313,748	$ 54,644,546	$ 12,455,300	$ 9,983,596	$ 159,053,183	$ 138,622,834

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	LargeCap
	Growth
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (249,736)	$ (593,147)
Total realized gains (losses) on investments	(4,338,986)	(1,777,113)
Change in net unrealized appreciation or depreciation of investments	16,423,590	(40,078,823)
Net gains (lossses) from investments	11,834,868	(42,449,083)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	11,834,868	(42,449,083)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	10,816,058	12,349,924
Administration charges	(30,632)	(27,239)
Contingent sales charges	(68,840)	(141,832)
Contract terminations	(5,744,258)	(11,686,832)
Death benefit payments	(283,667)	(487,543)
Flexible withdrawal option payments	(862,829)	(1,389,229)
Transfer payments to other contracts	(6,468,722)	(10,596,351)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(2,642,890)	(11,979,102)
Total increase (decrease)	9,191,978	(54,428,185)

Net assets at beginning of period	49,772,328	104,200,513
Net assets at end of period	$ 58,964,306	$ 49,772,328

See accompanying notes.

LargeCap		LargeCap		LargeCap
Growth I		S&P 500 Index		Value
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ (1,315,070)	$ (1,646,067)	$ 2,638,665	$ 1,244,747	$ 3,407,443	$ 1,574,951
(5,247,795)	(2,635,400)	(5,206,106)	2,917,918	(11,114,027)	12,349,025
47,815,801	(64,763,074)	21,526,447	(58,021,735)	20,128,881	(75,472,610)
41,252,936	(69,044,541)	18,959,006	(53,859,070)	12,422,297	(61,548,634)

–	–	–	–	–	–

41,252,936	(69,044,541)	18,959,006	(53,859,070)	12,422,297	(61,548,634)

14,510,734	9,779,265	20,108,044	19,935,434	11,026,669	12,575,035
(55,033)	(46,551)	(75,090)	(65,769)	(81,254)	(88,427)
(148,786)	(236,325)	(103,986)	(161,617)	(96,595)	(229,260)
(10,502,632)	(16,127,674)	(7,299,942)	(11,991,244)	(9,080,750)	(20,571,144)
(388,950)	(781,435)	(301,693)	(483,690)	(476,724)	(994,192)
(1,262,028)	(2,019,662)	(1,185,059)	(1,867,387)	(1,492,304)	(2,493,490)
(14,443,115)	(16,630,080)	(16,218,037)	(23,436,342)	(10,343,707)	(23,120,543)
–	–	–	–	(12,850)	(24,168)
(12,289,810)	(26,062,462)	(5,075,763)	(18,070,615)	(10,557,515)	(34,946,189)
28,963,126	(95,107,003)	13,883,243	(71,929,685)	1,864,782	(96,494,823)

89,909,691	185,016,694	82,147,796	154,077,481	97,288,236	193,783,059
$ 118,872,817	$ 89,909,691	$ 96,031,039	$ 82,147,796	$ 99,153,018	$ 97,288,236

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	LargeCap
	Value III
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 2,614,336	$ 1,408,032
Total realized gains (losses) on investments	(10,525,317)	3,511,355
Change in net unrealized appreciation or depreciation of investments	28,295,999	(85,454,359)
Net gains (lossses) from investments	20,385,018	(80,534,972)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	20,385,018	(80,534,972)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	18,684,348	41,916,328
Administration charges	(432,107)	(399,607)
Contingent sales charges	(132,166)	(187,556)
Contract terminations	(5,630,936)	(7,805,174)
Death benefit payments	(662,047)	(500,918)
Flexible withdrawal option payments	(1,674,043)	(2,144,166)
Transfer payments to other contracts	(15,358,813)	(28,036,940)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(5,205,764)	2,841,967
Total increase (decrease)	15,179,254	(77,693,005)

Net assets at beginning of period	113,000,951	190,693,956
Net assets at end of period	$ 128,180,205	$ 113,000,951

(1) Commenced operations May 18, 2009.

See accompanying notes.

MFS VIT	MFS VIT
Utilities	Value	MidCap		MidCap
Service Class	Service Class	Blend		Growth I
Division (1)	Division (1)	Division		Division
2009	2009	2009	2008	2009	2008

$ (1,958)	$ (1,318)	$ (1,023,661)	$ (2,204,219)	$ (377,224)	$ (611,243)
1,718	322	(2,729,529)	33,993,276	(2,806,560)	5,343,125
34,374	16,481	64,122,590	(151,699,449)	11,912,152	(27,761,953)
34,134	15,485	60,369,400	(119,910,392)	8,728,368	(23,030,071)

–	–	–	–	–	–

34,134	15,485	60,369,400	(119,910,392)	8,728,368	(23,030,071)

567,866	453,116	26,474,039	39,754,579	5,142,087	5,413,498
(14)	–	(379,083)	(362,939)	(7,793)	(9,569)
(195)	–	(279,436)	(472,723)	(40,659)	(63,925)
(5,068)	–	(18,592,252)	(30,601,185)	(2,822,573)	(4,008,344)
–	–	(1,162,401)	(1,660,461)	(134,800)	(111,438)
(860)	(1,110)	(3,113,784)	(4,461,809)	(342,298)	(550,898)
(2,363)	(217)	(29,620,513)	(50,717,607)	(4,656,105)	(8,527,427)
–	–	–	–	–	–
559,366	451,789	(26,673,430)	(48,522,145)	(2,862,141)	(7,858,103)
593,500	467,274	33,695,970	(168,432,537)	5,866,227	(30,888,174)

–	–	211,731,427	380,163,964	29,095,695	59,983,869
$ 593,500	$ 467,274	$ 245,427,397	$ 211,731,427	$ 34,961,922	$ 29,095,695

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	MidCap
	Value II
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 359,909	$ (495,075)
Total realized gains (losses) on investments	(11,779,397)	3,847,721
Change in net unrealized appreciation or depreciation of investments	32,002,481	(56,328,898)
Net gains (lossses) from investments	20,582,993	(52,976,252)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	20,582,993	(52,976,252)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	12,886,353	23,795,371
Administration charges	(228,189)	(215,911)
Contingent sales charges	(82,747)	(122,965)
Contract terminations	(4,707,175)	(6,841,705)
Death benefit payments	(234,362)	(294,491)
Flexible withdrawal option payments	(1,019,315)	(1,365,327)
Transfer payments to other contracts	(15,563,033)	(20,517,614)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	(8,948,468)	(5,562,642)
Total increase (decrease)	11,634,525	(58,538,894)

Net assets at beginning of period	66,669,765	125,208,659
Net assets at end of period	$ 78,304,290	$ 66,669,765

(1) Commenced operations November 24, 2008.

See accompanying notes.

				Neuberger
				Berman AMT
Money		Mortgage		Partners
Market		Securities		I Class
Division		Division (1)		Divison
2009	2008	2009	2008	2009	2008

$ (2,303,892) $	2,064,023	$ 536,155	$ (824)	$ 51,782	$ (50,118)
–	–	(13,468)	9	(678,472)	700,771
–	–	(256,747)	(731)	2,281,197	(4,538,126)
(2,303,892)	2,064,023	265,940	(1,546)	1,654,507	(3,887,473)

–	–	–	–	–	–

(2,303,892)	2,064,023	265,940	(1,546)	1,654,507	(3,887,473)

140,034,568	276,562,170	15,692,079	261,967	1,866,255	1,553,847
(126,906)	(115,347)	(21,741)	(39)	(2,685)	(2,921)
(839,531)	(902,943)	(11,623)	–	(10,700)	(7,281)
(53,581,426)	(58,633,656)	(578,245)	–	(278,158)	(164,914)
(1,224,123)	(1,122,430)	–	–	(13,454)	(6,659)
(6,391,469)	(4,665,357)	(95,361)	–	(58,279)	(98,604)
(155,305,962)	(100,477,626)	(2,998,840)	(1,464)	(1,453,347)	(879,941)
–	–	–	–	–	–
(77,434,849)	110,644,811	11,986,269	260,464	49,632	393,527
(79,738,741)	112,708,834	12,252,209	258,918	1,704,139	(3,493,946)

244,387,527	131,678,693	258,918	–	3,659,649	7,153,595
$ 164,648,786	$ 244,387,527	$ 12,511,127	$ 258,918	$ 5,363,788	$ 3,659,649

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Neuberger
	Berman AMT
	Small-Cap Growth
	S Class
	Divison
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (31,528)	$ (41,363)
Total realized gains (losses) on investments	(182,188)	(463)
Change in net unrealized appreciation or depreciation of investments	656,221	(1,283,991)
Net gains (lossses) from investments	442,505	(1,325,817)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	442,505	(1,325,817)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	743,271	722,988
Administration charges	(1,993)	(238)
Contingent sales charges	(3,107)	(4,447)
Contract terminations	(80,767)	(100,733)
Death benefit payments	(25,615)	(1,755)
Flexible withdrawal option payments	(6,871)	(10,108)
Transfer payments to other contracts	(248,380)	(429,076)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	376,538	176,631
Total increase (decrease)	819,043	(1,149,186)

Net assets at beginning of period	1,961,402	3,110,588
Net assets at end of period	$ 2,780,445	$ 1,961,402

(1) Commenced operations May 18, 2009.

See accompanying notes.

Neuberger
Berman AMT		PIMCO	PIMCO	Principal
Socially		All Asset	Total Return	LifeTime
Responsive		Administrative	Administrative	Strategic
I Class		Class	Class	Income
Divison		Division (1)	Division (1)	Division
2009	2008	2009	2009	2009	2008

$ 39,387	$ 41,229	$ 21,818	$ 23,995	$ 707,519	$ 537,710
(486,365)	289,528	383	115,495	(961,835)	(183,762)
1,485,733	(2,407,338)	(4,995)	(94,655)	3,352,920	(6,107,588)
1,038,755	(2,076,581)	17,206	44,835	3,098,604	(5,753,640)

–	–	–	–	–	–

1,038,755	(2,076,581)	17,206	44,835	3,098,604	(5,753,640)

2,069,639	1,689,764	526,311	4,352,008	7,079,955	7,623,247
(22,192)	(16,466)	–	(431)	(74,647)	(58,670)
(2,931)	(5,904)	(21)	(943)	(37,285)	(29,695)
(76,199)	(133,744)	(549)	(24,524)	(1,369,806)	(813,091)
(12,311)	(48,913)	–	–	(56,790)	(114,089)
(53,576)	(82,161)	(2,012)	(7,406)	(679,028)	(635,407)
(1,171,851)	(460,078)	(22,427)	(90,624)	(2,991,096)	(4,555,812)
–	–	–	–	–	–
730,579	942,498	501,302	4,228,080	1,871,303	1,416,483
1,769,334	(1,134,083)	518,508	4,272,915	4,969,907	(4,337,157)

3,554,792	4,688,875	–	–	16,445,515	20,782,672
$ 5,324,126	$ 3,554,792	$ 518,508	$ 4,272,915	$ 21,415,422	$ 16,445,515

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Principal
	LifeTime
	2010
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 957,606	$ 1,218,043
Total realized gains (losses) on investments	(2,170,048)	1,005,012
Change in net unrealized appreciation or depreciation of investments	8,075,389	(16,944,125)
Net gains (lossses) from investments	6,862,947	(14,721,070)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	6,862,947	(14,721,070)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	6,483,192	12,129,287
Administration charges	(176,812)	(179,795)
Contingent sales charges	(41,009)	(95,191)
Contract terminations	(1,276,749)	(2,458,641)
Death benefit payments	(138,742)	(282,462)
Flexible withdrawal option payments	(602,008)	(697,099)
Transfer payments to other contracts	(3,426,459)	(6,838,217)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	821,413	1,577,882
Total increase (decrease)	7,684,360	(13,143,188)

Net assets at beginning of period	30,145,370	43,288,558
Net assets at end of period	$ 37,829,730	$ 30,145,370

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2020		2030		2040
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 2,805,156	$ 4,614,933	$ 153,699	$ 593,909	$ 95,589 $	247,435
(6,294,996)	8,497,842	(1,423,054)	1,058,183	(807,702)	482,056
35,355,976	(78,452,695)	9,452,110	(11,164,961)	2,436,867	(5,355,646)
31,866,136	(65,339,920)	8,182,755	(9,512,869)	1,724,754	(4,626,155)

–	–	–	–	–	–

31,866,136	(65,339,920)	8,182,755	(9,512,869)	1,724,754	(4,626,155)

25,585,481	41,444,400	28,666,861	10,001,609	776,432	2,507,872
(976,324)	(903,503)	(131,539)	(13,575)	(6,005)	(5,052)
(127,952)	(168,733)	(31,211)	(47,233)	(19,433)	(21,493)
(3,745,649)	(4,360,563)	(1,083,295)	(1,320,744)	(569,704)	(581,892)
(126,371)	(822,838)	(236,074)	(506,580)	(7,779)	(1,324)
(1,574,066)	(1,761,631)	(135,640)	(121,952)	(37,684)	(46,780)
(9,905,324)	(21,843,432)	(2,974,993)	(3,825,710)	(815,493)	(1,210,091)
–	–	–	–	–	–
9,129,795	11,583,700	24,074,109	4,165,815	(679,666)	641,240
40,995,931	(53,756,220)	32,256,864	(5,347,054)	1,045,088	(3,984,915)

119,535,510	173,291,730	18,995,171	24,342,225	7,121,773	11,106,688
$ 160,531,441	$ 119,535,510	$ 51,252,035	$ 18,995,171	$ 8,166,861	$ 7,121,773

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Principal
	LifeTime
	2050
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 39,632	$ 139,722
Total realized gains (losses) on investments	(374,623)	231,864
Change in net unrealized appreciation or depreciation of investments	1,361,523	(2,949,512)
Net gains (lossses) from investments	1,026,532	(2,577,926)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,026,532	(2,577,926)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	825,814	1,532,331
Administration charges	(4,062)	(3,264)
Contingent sales charges	(10,620)	(12,484)
Contract terminations	(301,320)	(283,055)
Death benefit payments	(16,907)	–
Flexible withdrawal option payments	(7,062)	(16,744)
Transfer payments to other contracts	(350,586)	(742,245)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	135,257	474,539
Total increase (decrease)	1,161,789	(2,103,387)

Net assets at beginning of period	3,856,422	5,959,809
Net assets at end of period	$ 5,018,211	$ 3,856,422

See accompanying notes.

				SAM
		SAM		Conservative
Real Estate		Balanced		Balanced
Securities		Portfolio		Portfolio
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 1,626,108	$ 907,186	$ 9,286,184	$ 3,354,668	$ 1,776,281	$ 670,290
(9,695,036)	29,751,170	8,364,614	14,546,851	(499,621)	800,314
23,372,325	(65,216,125)	70,590,554	(67,929,605)	18,357,269	(10,578,080)
15,303,397	(34,557,769)	88,241,352	(50,028,086)	19,633,929	(9,107,476)

–	–	–	–	–	–

15,303,397	(34,557,769)	88,241,352	(50,028,086)	19,633,929	(9,107,476)

10,938,745	16,896,419	300,122,353	265,171,493	79,447,152	73,655,354
(23,572)	(29,928)	(2,566,950)	(899,960)	(526,866)	(151,726)
(85,282)	(141,678)	(316,041)	(66,255)	(70,890)	(44,887)
(5,056,623)	(8,396,734)	(10,193,525)	(2,159,017)	(2,830,493)	(1,279,391)
(233,554)	(293,005)	(989,664)	(440,131)	(708,418)	(40,961)
(769,249)	(1,277,565)	(3,735,981)	(1,682,240)	(1,547,890)	(687,709)
(11,856,556)	(25,058,425)	(22,535,030)	(15,883,543)	(14,892,253)	(10,859,658)
–	–	–	–	–	–
(7,086,091)	(18,300,916)	259,785,162	244,040,347	58,870,342	60,591,022
8,217,306	(52,858,685)	348,026,514	194,012,261	78,504,271	51,483,546

64,056,602	116,915,287	229,326,889	35,314,628	60,144,292	8,660,746
$ 72,273,908	$ 64,056,602	$ 577,353,403	$ 229,326,889	$ 138,648,563	$ 60,144,292

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	SAM
	Conservative
	Growth
	Portfolio
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 1,159,295	$ 462,362
Total realized gains (losses) on investments	(571,701)	1,150,956
Change in net unrealized appreciation or depreciation of investments	7,205,836	(9,970,888)
Net gains (lossses) from investments	7,793,430	(8,357,570)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	7,793,430	(8,357,570)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	19,074,680	27,494,346
Administration charges	(10,488)	(5,644)
Contingent sales charges	(51,719)	(21,181)
Contract terminations	(1,684,947)	(684,818)
Death benefit payments	(56,840)	–
Flexible withdrawal option payments	(197,284)	(149,819)
Transfer payments to other contracts	(5,754,212)	(2,683,492)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	11,319,190	23,949,392
Total increase (decrease)	19,112,620	15,591,822

Net assets at beginning of period	22,493,595	6,901,773
Net assets at end of period	$ 41,606,215	$ 22,493,595

See accompanying notes.

SAM		SAM
Flexible		Strategic
Income		Growth		Short-Term
Portfolio		Portfolio		Bond
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ 3,054,285	$1,277,713	$ 534,685	$331,486	$ 5,707,030	$4,875,746
(1,515,430)	1,526,798	(1,869,905)	1,298,155	(3,154,917)	(3,548,152)
15,170,884	(8,573,985)	7,394,328	(8,719,757)	6,749,994	(20,527,201)
16,709,739	(5,769,474)	6,059,108	(7,090,116)	9,302,107	(19,199,607)

–	–	–	–	–	–

16,709,739	(5,769,474)	6,059,108	(7,090,116)	9,302,107	(19,199,607)

79,992,452	86,506,079	12,997,019	20,627,592	32,466,887	44,820,832
(424,123)	(113,308)	(8,327)	(4,508)	(605,318)	(581,830)
(103,063)	(69,110)	(30,904)	(16,923)	(138,377)	(173,227)
(4,188,488)	(2,500,034)	(1,030,461)	(655,741)	(5,467,219)	(6,752,698)
(308,853)	(89,213)	(162,037)	(2,817)	(506,138)	(740,100)
(1,977,476)	(868,517)	(154,185)	(97,306)	(2,905,195)	(3,513,885)
(27,390,453)	(12,245,490)	(3,839,826)	(3,207,792)	(20,760,844)	(52,508,378)
–	–	–	–	–	–
45,599,996	70,620,407	7,771,279	16,642,505	2,083,796	(19,449,286)
62,309,735	64,850,933	13,830,387	9,552,389	11,385,903	(38,648,893)

66,369,891	1,518,958	16,338,612	6,786,223	114,329,097	152,977,990
$ 128,679,626	$ 66,369,891	$ 30,168,999	$ 16,338,612	$ 125,715,000	$ 114,329,097

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	Short-Term
	Income
	Division (1)
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ 732,443	$ (8,916)
Total realized gains (losses) on investments	36,022	7
Change in net unrealized appreciation or depreciation of investments	(27,169)	(157)
Net gains (lossses) from investments	741,296	(9,066)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	741,296	(9,066)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	27,914,538	274,679
Administration charges	(41,399)	(83)
Contingent sales charges	(14,072)	–
Contract terminations	(777,339)	–
Death benefit payments	(25,848)	–
Flexible withdrawal option payments	(171,549)	–
Transfer payments to other contracts	(4,335,776)	(4,211)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	22,548,555	270,385
Total increase (decrease)	23,289,851	261,319

Net assets at beginning of period	261,319	–
Net assets at end of period	$ 23,551,170	$ 261,319

(1) Commenced operations November 24, 2008.

See accompanying notes.

SmallCap		SmallCap		SmallCap
Blend		Growth II		Value I
Division		Division		Division
2009	2008	2009	2008	2009	2008

$ (187,424)	$ (450,823)	$ (334,253)	$ (500,127)	$ 624,402	$ (441,567)
(3,234,069)	4,391,590	(2,980,114)	(2,752,055)	(7,979,980)	7,515,885
8,913,069	(25,781,767)	9,861,828	(15,384,937)	17,927,225	(44,840,466)
5,491,576	(21,841,000)	6,547,461	(18,637,119)	10,571,647	(37,766,148)

–	–	–	–	–	–

5,491,576	(21,841,000)	6,547,461	(18,637,119)	10,571,647	(37,766,148)

3,891,119	3,979,820	3,973,681	4,835,027	14,066,914	22,046,166
(5,822)	(8,472)	(4,289)	(5,181)	(225,382)	(219,829)
(40,202)	(67,080)	(33,592)	(56,468)	(92,958)	(143,628)
(3,040,478)	(5,187,036)	(2,248,330)	(3,443,038)	(4,955,267)	(6,695,459)
(101,640)	(135,513)	(156,453)	(79,952)	(290,611)	(286,298)
(481,547)	(860,728)	(257,904)	(364,143)	(972,043)	(1,227,159)
(4,385,188)	(8,590,660)	(3,200,018)	(6,050,797)	(12,096,755)	(24,391,324)
–	–	–	–	–	–
(4,163,758)	(10,869,669)	(1,926,905)	(5,164,552)	(4,566,102)	(10,917,531)
1,327,818	(32,710,669)	4,620,556	(23,801,671)	6,005,545	(48,683,679)

32,501,151	65,211,820	24,054,630	47,856,301	74,626,359	123,310,038
$ 33,828,969	$ 32,501,151	$ 28,675,186	$ 24,054,630	$ 80,631,904	$ 74,626,359

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2009 and 2008, Except as Noted

	T. Rowe Price
	Blue Chip
	Growth II
	Division
	2009	2008
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$ (36,101)	$ (22,984)
Total realized gains (losses) on investments	(113,736)	(79,654)
Change in net unrealized appreciation or depreciation of investments	1,079,077	(852,802)
Net gains (lossses) from investments	929,240	(955,440)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	929,240	(955,440)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	4,043,942	838,742
Administration charges	(10,208)	(105)
Contingent sales charges	(3,884)	(3,801)
Contract terminations	(100,966)	(86,090)
Death benefit payments	(3,440)	–
Flexible withdrawal option payments	(19,803)	(9,109)
Transfer payments to other contracts	(1,111,322)	(378,209)
Annuity payments	–	–
Increase (decrease) in net assets from principal transactions	2,794,319	361,428
Total increase (decrease)	3,723,559	(594,012)

Net assets at beginning of period	1,277,586	1,871,598
Net assets at end of period	$ 5,001,145	$ 1,277,586

(1) Commenced operations May 18, 2009.

See accompanying notes.

				Van Eck
Rowe Price		Templeton		Worldwide
Health		Growth Securities		Hard Assets
Sciences II		Class 2		Service Class
Division		Division		Division (1)
2009	2008	2009	2008	2009

$ (57,301)	$ (54,798)	$ 25,874	$ 17,552	$ (3,425)
(215,091)	(2,636)	(126,785)	76,480	19,535
1,376,826	(1,302,312)	399,572	(1,102,357)	26,030
1,104,434	(1,359,746)	298,661	(1,008,325)	42,140

–	–	–	–	–

1,104,434	(1,359,746)	298,661	(1,008,325)	42,140

1,763,044	2,491,467	66,181	150,654	1,205,728
(15,729)	(10,936)	–	–	(89)
(5,252)	(6,238)	(566)	(1,072)	(478)
(136,520)	(141,297)	(101,160)	(307,458)	(12,430)
(1,801)	(19,809)	(1,386)	(20,805)	–
(59,291)	(48,125)	(13,106)	(30,822)	–
(1,516,653)	(1,026,645)	(91,497)	(287,074)	(153,406)
–	–	–	–	–
27,798	1,238,417	(141,534)	(496,577)	1,039,325
1,132,232	(121,329)	157,127	(1,504,902)	1,081,465

3,736,468	3,857,797	1,158,190	2,663,092	–
$ 4,868,700	$ 3,736,468	$ 1,315,317	$ 1,158,190	$ 1,081,465

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2009

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate
Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2009, contractholder investment options include the following open-
end management investment companies:

Principal Variable Contracts Fund, Inc. (1)
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account
Capital Appreciation Account (5, 10)
Diversified International Account
Equity Income Account (4)
Government & High Quality Bond Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend II Account
LargeCap Growth Account
LargeCap Growth I Account
LargeCap S&P 500 Index Account
LargeCap Value Account
LargeCap Value III Account
MidCap Blend Account
MidCap Growth I Account
MidCap Value II Account
Money Market Account
Mortgage Securities Account (7)
Principal LifeTime Strategic Income Account (2)
Principal LifeTime 2010 Account (2)
Principal LifeTime 2020 Account (2)
Principal LifeTime 2030 Account (2)
Principal LifeTime 2040 Account (2)
Principal LifeTime 2050 Account (2)
Real Estate Securities Account
Short-Term Bond Account
Short-Term Income Account (7)
SmallCap Blend Account
SmallCap Growth II Account
SmallCap Value I Account
Strategic Asset Management Portfolio – Balanced Portfolio Accounts (5)
Strategic Asset Management Portfolio – Conservative Balanced Portfolio Account (5)
Strategic Asset Management Portfolio – Conservative Growth Portfolio Account (5)
Strategic Asset Management Portfolio – Flexible Income Portfolio Account (5)
Strategic Asset Management Portfolio – Strategic Growth Portfolio Account (5)

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements

1. Nature of Operations and Significant Accounting Policies (continued)

AIM V.I. Basic Value Fund – Series I (2)
AIM V.I. Capital Appreciation Fund – Series I (3)
AIM V.I. Core Equity Fund – Series I
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. International Growth Fund – Series I (6)
AIM V.I. Small Cap Equity Fund – Series I (2)
AIM V.I. Technology Fund – Series I
Alliance Bernstein VP Series Fund, Inc:
Small Cap Growth Portfolio – Class A (2)
American Century Variable Portfolios, Inc:
VP Income & Growth Fund – Class I
VP Inflation Protection Fund – Class II (2)
VP Ultra Fund – Class I
VP Ultra Fund – Class II (2)
VP Value Fund – Class II
VP Vista Fund – Class I (2)
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares (2)
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – SC2
Growth Portfolio – SC
Growth Portfolio – SC2 (2)
Overseas Portfolio – SC2 (2)
Fidelity Variable Insurance Products Fund II:
Contrafund Portfolio – SC
Contrafund Portfolio – SC2 (2)
Fidelity Variable Insurance Products Fund III:
Mid Cap Portfolio – SC2 (2)
Franklin Templeton VIP Trust:
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – Service Class I (2)
Structured Small Cap Equity Fund – Service Class I (2)
Janus Aspen Series Enterprise Portfolio – Service Shares (9)
MFS VIT Utilities Service Class (8)
MFS VIT Value Service Class (8)
Neuberger Berman AMT Partners Portfolio – I Class (2)
Neuberger Berman AMT Small-Cap Growth Portfolio – S Class (2)
Neuberger Berman AMT Socially Responsive Portfolio – I Class (2)
PIMCO Variable Insurance Trust:
All Asset Administrative Class (8)
Total Return Administrative Class (8)
T. Rowe Price Blue Chip Growth Portfolio – II (2)
T. Rowe Price Health Sciences Portfolio – II (2)
Van Eck Worldwide Hard Assets Service Class (8)

(1) Organized by Principal Life Insurance Company
(2) Commenced operations January 4, 2005
(3) Commenced operations April 28, 2006
(4) Commenced operations January 5, 2007.
(5) Commenced operations May 1, 2007.
(6) Commenced operations May 19, 2008.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

(7) Commenced operations November 24, 2008.
(8) Commenced operations May 18, 2009.
(9) Represented the operations of Janus Aspen Series Mid Cap Growth Portfolio – Service Shares Division until May 18,
2009 name change.
(10) Represented the operations of West Coast Equity Division until November 23, 2009 name change.

Commencement of operations date is the date that the division became available to contractholders.

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Bankers Flexible Annuity; Pension
Builder Plus; Pension Builder Plus – Rollover IRA; Personal Variable; Premier Variable; Principal
Freedom Variable Annuity; Principal Freedom 2 Variable Annuity; The Principal Variable
Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal
Investment Plus Variable Annuity, and Principal Investment Plus Variable Annuity with Purchase
Rider. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts,
Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts.
Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 31, 2009.
Effective January 1, 2009, Principal Life changed its method of computing realized gains and losses from the average cost method to the specific identification method. This change had no effect on the statement of net assets at December 31, 2009 and 2008 or the net increase
(decrease) in net assets resulting from operations for the periods indicated herein. Due to impracticability, realized and unrealized gains and losses for the period from January 1, 2008 to
December 31, 2008, which are disclosed on the statement of changes in net assets, have not been retrospectively adjusted to amounts that would have been reported using the specific identification method. Instead, the specific identification method was adopted prospectively from January 1,
2009 which is considered to be the earliest date practicable.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The specific identification method is preferred in order to create consistency in the accounting method used by all separate accounts sponsored by Principal Life, for use in life insurance, individual and group annuity products. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:
• Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.
• Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
• Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.
All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Separate Account B. Principal Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Separate Account B within a reasonable time of receiving a tax benefit. The amounts presented as Payment from Affiliate on the Statement of Operations and the Statement of Changes in Net Assets reflect compensation for subsequently claimed refunds.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

of $7 for each participant’s account is deducted as compensation for administrative expenses.
This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus – Rollover IRA Contracts – Mortality and
expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1% for a Rollover
Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to
5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by
Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant’s death or permanent disability. An annual administration charge of $34 for each participant’s account plus 0.35%
of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus 0.03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the
Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant.
The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

Principal Freedom 2 Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. A surrender charge up to 3% may be deducted from the withdrawals made during the first three years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness.
Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.

The Principal Investment Plus Variable Annuity - Mortality and expense risks assumed by
Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each
Division. This fee is currently being waived. The product also contains an optional premium payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

During the year ended December 31, 2009, management fees were paid indirectly to Principal
Management Corporation (wholly owned by Principal Financial Services, Inc. ), an affiliate of
Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment
advisory and management fees are computed on an annual rate of 0.25% of the average daily net assets of the LargeCap S&P 500 Index Account and 0.03% of each of the Principal LifeTime
Accounts’ average daily net assets. Prior to July 1, 2009, the annual rate paid by each Principal
LifeTime Account was 0.1225% of the average daily net assets up to $3 billion and 0.1125% of the average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other Accounts are as shown in the following tables.

		Net Assets of Accounts (in millions)

					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
Government & High Quality Bond Account	0.50	0.45	0.40	0.35	0.30
International SmallCap Account	1.20	1.15	1.10	1.05	1.00
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
MidCap Growth Account I	0.90	0.85	0.80	0.75	0.70
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
Short-Term Bond Account	0.50	0.45	0.40	0.35	0.30
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

		Net Assets of Accounts (in millions)
	First	Next	Next	Next	Over
	$250	$250	$250	$250	$1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40
LargeCap Value Account III	0.75	0.70	0.65	0.60	0.55
MidCap Value Account II	1.05	1.00	0.95	0.90	0.85

	Net Assets of Accounts				Net Assets of Accounts
		(in millions)			(in millions)
	First	Next	Over		First	Over
	$200	$300	$500		$500	$500
Short-Term				Capital Appreciation
Income Account	0.50%	0.45%	0.40%	Account	0.625%	0.50%

		Net Assets of Accounts (in millions)
			Next $1	Next $1	Over $3
	First $500	Next $500	billion	billion	billion
LargeCap Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%

Net Assets of Accounts
	First $2	Over $2
	billion	billion		Overall Fee
Equity Income	0.50%	0.45%		0.25%
Account			LargeCap S&P 500 Index Account
Mortgage Securities
Account	0.50	0.45

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of
Separate Account B.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2009:

Division:	Purchases	Sales

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	$ 2,985,182	$ 1,209,848
Principal Investment Plus Variable Annuity with Purchase
Rider	353,238	81,914

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	870,307	1,316,554
The Principal Variable Annuity with Purchase Payment
Credit Rider	37,772	574,913

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	3,697,670	5,996,087
The Principal Variable Annuity with Purchase Payment
Credit Rider	324,841	3,174,132

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	238,567	256,227
The Principal Variable Annuity with Purchase Payment
Credit Rider	163,820	199,009

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	1,051,385	1,613,975
The Principal Variable Annuity with Purchase Payment
Credit Rider	215,270	1,310,468

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

AIM V.I. International Growth Series I Division:
Principal Investment Plus Variable Annuity	$ 3,047,163	$ 535,099
Principal Investment Plus Variable Annuity with Purchase
Rider	304,255	30,552

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	473,014	624,388
The Principal Variable Annuity with Purchase Payment
Credit Rider	78,083	311,292
Principal Investment Plus Variable Annuity	1,417,672	271,627
Principal Investment Plus Variable Annuity with Purchase
Rider	152,522	158,224

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	2,147,884	1,529,950
The Principal Variable Annuity with Purchase Payment
Credit Rider	624,852	436,207

AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	531,985	410,674
Principal Investment Plus Variable Annuity with Purchase
Rider	105,238	66,322

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	249,584	589,664
Principal Freedom 2 Variable Annuity	4,212	34,818
The Principal Variable Annuity	1,888,136	2,203,086
The Principal Variable Annuity with Purchase Payment
Credit Rider	449,426	1,940,750

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	$ 25,621,299	$ 18,469,041
Principal Investment Plus Variable Annuity with Purchase
Rider	5,131,306	4,485,484

American Century VP Ultra Class I Division:
The Principal Variable Annuity	560,071	842,400
The Principal Variable Annuity with Purchase Payment
Credit Rider	378,455	677,526

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	4,220,299	9,687,396
Principal Investment Plus Variable Annuity with Purchase
Rider	683,058	3,078,034

American Century VP Value Class II Division:
The Principal Variable Annuity	2,463,626	3,781,895
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,099,829	2,653,354

American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	315,542	349,337
Principal Investment Plus Variable Annuity with Purchase
Rider	52,094	86,119

Asset Allocation Division:
Premier Variable	91,879	77,379
The Principal Variable Annuity	4,120,317	7,962,894
The Principal Variable Annuity with Purchase Payment
Credit Rider	470,250	3,214,020
Principal Investment Plus Variable Annuity	3,807,831	1,833,296
Principal Investment Plus Variable Annuity with Purchase
Rider	551,530	441,042

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Balanced Division:
Personal Variable	$ 123,576	$ 144,531
Premier Variable	520,566	644,023
The Principal Variable Annuity	3,721,654	8,074,367
The Principal Variable Annuity with Purchase Payment
Credit Rider	700,394	2,880,985

Bond & Mortgage Securities Division:
Personal Variable	108,462	45,167
Premier Variable	967,647	443,253
Principal Freedom Variable Annuity	1,373,460	2,233,131
Principal Freedom 2 Variable Annuity	191,345	326,868
The Principal Variable Annuity	23,021,530	29,260,346
The Principal Variable Annuity with Purchase Payment
Credit Rider	10,398,772	16,389,718
Principal Investment Plus Variable Annuity	25,064,399	17,483,709
Principal Investment Plus Variable Annuity with Purchase
Rider	6,166,419	5,210,224

Capital Appreciation Division:
Principal Freedom 2 Variable Annuity	969	789
Principal Investment Plus Variable Annuity	1,885,392	503,253
Principal Investment Plus Variable Annuity with Purchase
Rider	588,392	219,055

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Diversified International Division:
Personal Variable	$ 138,888	$ 168,081
Premier Variable	850,098	841,392
Principal Freedom Variable Annuity	744,461	1,057,668
Principal Freedom 2 Variable Annuity	164,780	161,734
The Principal Variable Annuity	16,397,842	21,206,404
The Principal Variable Annuity with Purchase Payment
Credit Rider	5,003,773	10,843,934
Principal Investment Plus Variable Annuity	11,959,356	6,354,555
Principal Investment Plus Variable Annuity with Purchase
Rider	2,014,882	1,473,285

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	1,687,975	663,884
Principal Investment Plus Variable Annuity with Purchase
Rider	275,312	117,095

Equity Income Division:
Premier Variable	22,177	31,234
The Principal Variable Annuity	5,231,198	5,885,966
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,077,142	3,350,481
Principal Investment Plus Variable Annuity	23,635,059	19,518,802
Principal Investment Plus Variable Annuity with Purchase
Rider	3,389,188	4,480,169

Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	3,353,403	4,900,419
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,586,817	3,160,920
Principal Investment Plus Variable Annuity	1,446,505	1,496,361
Principal Investment Plus Variable Annuity with Purchase
Rider	240,795	295,954

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	$ 1,777,979	$ 3,168,409
The Principal Variable Annuity with Purchase Payment
Credit Rider	343,983	1,853,690

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	651,938	728,888
Principal Investment Plus Variable Annuity with Purchase
Rider	151,577	222,105

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	8,042,813	7,598,646
Principal Investment Plus Variable Annuity with Purchase
Rider	1,774,770	2,482,474

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	7,567,424	11,841,774
The Principal Variable Annuity with Purchase Payment
Credit Rider	2,383,438	6,798,972

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	12,748,130	10,209,127
Principal Investment Plus Variable Annuity with Purchase
Rider	1,619,683	1,485,457

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	2,375,837	1,779,131
Principal Investment Plus Variable Annuity with Purchase
Rider	478,385	560,624

Goldman Sachs VIT Mid Cap Value Service Class I
Principal Investment Plus Variable Annuity	$ 1,229,319	$ 1,794,423
Principal Investment Plus Variable Annuity with Purchase
Rider	539,970	657,738

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Goldman Sachs VIT Structured Small Cap Equity Service
Class I Division:
Principal Investment Plus Variable Annuity	950,865	600,732
Principal Investment Plus Variable Annuity with Purchase
Rider	130,098	214,702

Government & High Quality Bond Division:
Pension Builder Plus	8,860	17,085
Pension Builder Plus - Rollover IRA	1,735	496
Personal Variable	81,473	83,231
Premier Variable	1,349,657	916,126
Principal Freedom Variable Annuity	664,581	1,419,216
Principal Freedom 2 Variable Annuity	89,969	111,365
The Principal Variable Annuity	27,849,252	43,956,769
The Principal Variable Annuity with Purchase Payment
Credit Rider	6,972,485	21,771,881
Principal Investment Plus Variable Annuity	21,455,364	16,396,255
Principal Investment Plus Variable Annuity with Purchase
Rider	3,979,180	3,231,511

International Emerging Markets Division:
Premier Variable	371,613	315,325
The Principal Variable Annuity	13,490,730	12,042,182
The Principal Variable Annuity with Purchase Payment
Credit Rider	3,795,010	7,026,467
Principal Investment Plus Variable Annuity	9,014,037	5,395,449
Principal Investment Plus Variable Annuity with Purchase
Rider	2,133,614	2,270,460

International SmallCap Division:
Premier Variable	$ 54,739	$ 11,389
The Principal Variable Annuity	6,237,080	8,338,684

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,508,511	4,536,454
Principal Investment Plus Variable Annuity	2,693,670	2,830,699
Principal Investment Plus Variable Annuity with Purchase
Rider	848,273	931,316

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	2,571,952	2,276,926
The Principal Variable Annuity with Purchase Payment
Credit Rider	367,066	2,144,984

LargeCap Blend II Division:
The Principal Variable Annuity	4,508,621	9,280,292
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,820,671	5,516,291
Principal Investment Plus Variable Annuity	10,221,473	13,533,847
Principal Investment Plus Variable Annuity with Purchase
Rider	1,603,612	4,053,430

LargeCap Growth Division:
Personal Variable	365,437	551,643
Premier Variable	566,441	904,023
The Principal Variable Annuity	3,781,101	7,710,007
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,095,906	2,728,315
Principal Investment Plus Variable Annuity	4,587,753	1,698,100
Principal Investment Plus Variable Annuity with Purchase
Rider	810,551	507,727

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Growth I Division:
Premier Variable	$ 670,059	$ 379,404
Principal Freedom Variable Annuity	216,788	295,624
Principal Freedom 2 Variable Annuity	1,058	7,069
The Principal Variable Annuity	8,270,789	18,064,848
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,941,958	7,003,224
Principal Investment Plus Variable Annuity	2,708,849	1,747,778
Principal Investment Plus Variable Annuity with Purchase
Rider	749,288	665,722

LargeCap S&P 500 Index Division:
Premier Variable	185,310	242,675
Principal Freedom Variable Annuity	841,300	2,018,026
Principal Freedom 2 Variable Annuity	332,988	331,144
The Principal Variable Annuity	8,477,709	10,671,413
The Principal Variable Annuity with Purchase Payment
Credit Rider	2,945,537	6,556,362
Principal Investment Plus Variable Annuity	9,823,493	5,539,291
Principal Investment Plus Variable Annuity with Purchase
Rider	1,261,129	945,653

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Value Division:
Bankers Flexible Annuity	$ 58,302	$ 312,707
Pension Builder Plus	72,785	105,938
Pension Builder Plus - Rollover IRA	52,716	94,892
Personal Variable	124,718	320,504
Premier Variable	1,220,817	1,808,830
Principal Freedom Variable Annuity	313,415	579,404
Principal Freedom 2 Variable Annuity	25,452	42,923
The Principal Variable Annuity	7,752,088	12,300,133
The Principal Variable Annuity with Purchase Payment
Credit Rider	989,514	3,806,297
Principal Investment Plus Variable Annuity	3,904,835	2,407,086
Principal Investment Plus Variable Annuity with Purchase
Rider	1,057,161	943,161

LargeCap Value III Division:
The Principal Variable Annuity	4,541,135	7,579,005
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,617,086	3,840,634
Principal Investment Plus Variable Annuity	12,947,176	10,847,594
Principal Investment Plus Variable Annuity with Purchase
Rider	3,791,493	3,221,083

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	$ 381,136	$ 9,318
Principal Investment Plus Variable Annuity with Purchase
Rider	186,730	1,140

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	373,817	2,236
Principal Investment Plus Variable Annuity with Purchase
Rider	79,299	409

MidCap Blend Division:
Personal Variable	180,373	308,244
Premier Variable	1,031,798	1,218,928
Principal Freedom Variable Annuity	485,744	649,609
Principal Freedom 2 Variable Annuity	61,846	47,516
The Principal Variable Annuity	19,280,158	28,901,732
The Principal Variable Annuity with Purchase Payment
Credit Rider	3,966,085	11,768,860
Principal Investment Plus Variable Annuity	12,765,890	10,045,524
Principal Investment Plus Variable Annuity with Purchase
Rider	2,082,302	3,089,635

MidCap Growth I Division:
Premier Variable	128,667	145,665
Principal Freedom Variable Annuity	97,541	154,806
Principal Freedom 2 Variable Annuity	2,017	7,287
The Principal Variable Annuity	2,562,710	4,497,577
The Principal Variable Annuity with Purchase Payment
Credit Rider	728,339	2,354,690
Principal Investment Plus Variable Annuity	1,201,745	813,944
Principal Investment Plus Variable Annuity with Purchase
Rider	468,156	454,571

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MidCap Value II Division:
Premier Variable	$ 207,596	$ 200,229
Principal Freedom Variable Annuity	220,186	877,396
Principal Freedom 2 Variable Annuity	150,336	185,325
The Principal Variable Annuity	3,250,284	5,436,718
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,181,397	3,452,806
Principal Investment Plus Variable Annuity	7,677,932	9,736,984
Principal Investment Plus Variable Annuity with Purchase
Rider	1,497,422	2,884,254

Money Market Division:
Pension Builder Plus	446	9,854
Pension Builder Plus - Rollover IRA	21	170
Personal Variable	547,099	636,796
Premier Variable	3,040,748	3,473,807
Principal Freedom Variable Annuity	1,513,439	4,224,318
Principal Freedom 2 Variable Annuity	753,940	855,455
The Principal Variable Annuity	52,291,827	95,158,668
The Principal Variable Annuity with Purchase Payment
Credit Rider	18,970,280	41,621,704
Principal Investment Plus Variable Annuity	50,533,446	57,248,468
Principal Investment Plus Variable Annuity with Purchase
Rider	13,054,635	17,215,382

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Mortgage Securities Division:
Principal Freedom Variable Annuity	$ 235,422	$ 109,320
Principal Freedom 2 Variable Annuity	13,558	5,823
The Principal Variable Annuity	4,350,923	1,357,784
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,655,347	722,325
Principal Investment Plus Variable Annuity	8,715,179	1,319,262
Principal Investment Plus Variable Annuity with Purchase
Rider	1,344,262	277,753

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	2,158,452	1,573,206
Principal Investment Plus Variable Annuity with Purchase
Rider	302,451	300,903

Neuberger Berman AMT Small-Cap Growth S Class
Division:
Principal Investment Plus Variable Annuity	566,566	269,704
Principal Investment Plus Variable Annuity with Purchase
Rider	176,705	128,557

Neuberger Berman AMT Socially Responsive I Class
Division:
Principal Investment Plus Variable Annuity	1,694,363	1,125,669
Principal Investment Plus Variable Annuity with Purchase
Rider	469,423	268,151

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	435,557	25,687
Principal Investment Plus Variable Annuity with Purchase
Rider	114,395	1,145

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	$ 3,955,554	$ 111,115
Principal Investment Plus Variable Annuity with Purchase
Rider	546,561	25,588

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	141,756	169,333
The Principal Variable Annuity	501,867	761,157
The Principal Variable Annuity with Purchase Payment
Credit Rider	452,155	100,911
Principal Investment Plus Variable Annuity	6,371,297	3,431,508
Principal Investment Plus Variable Annuity with Purchase
Rider	724,146	989,225

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	130,934	515,860
The Principal Variable Annuity	436,602	381,881
The Principal Variable Annuity with Purchase Payment
Credit Rider	93,773	168,552
Principal Investment Plus Variable Annuity	6,441,611	4,222,776
Principal Investment Plus Variable Annuity with Purchase
Rider	818,391	793,833

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	295,781	602,199
The Principal Variable Annuity	1,261,846	234,864
The Principal Variable Annuity with Purchase Payment
Credit Rider	454,716	132,522
Principal Investment Plus Variable Annuity	24,405,618	13,656,058
Principal Investment Plus Variable Annuity with Purchase
Rider	3,794,220	3,651,587

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	$ 197,652	$ 734,050
The Principal Variable Annuity	509,306	204,017
The Principal Variable Annuity with Purchase Payment
Credit Rider	48,287	20,711
Principal Investment Plus Variable Annuity	22,380,279	2,660,498
Principal Investment Plus Variable Annuity with Purchase
Rider	6,136,603	1,388,129

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	6,907	79,629
The Principal Variable Annuity	3,447	34,535
The Principal Variable Annuity with Purchase Payment
Credit Rider	11,979	22,871
Principal Investment Plus Variable Annuity	697,603	876,943
Principal Investment Plus Variable Annuity with Purchase
Rider	250,623	540,658

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	2,536	37,003
The Principal Variable Annuity	11,941	25,428
The Principal Variable Annuity with Purchase Payment
Credit Rider	170,982	85,443
Principal Investment Plus Variable Annuity	584,514	375,756
Principal Investment Plus Variable Annuity with Purchase
Rider	154,073	225,527

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Real Estate Securities Division:
Premier Variable	$ 108,303	$ 102,817
Principal Freedom 2 Variable Annuity	59,479	83,569
The Principal Variable Annuity	6,210,185	9,321,432
The Principal Variable Annuity with Purchase Payment
Credit Rider	2,836,749	5,910,314
Principal Investment Plus Variable Annuity	3,257,466	2,405,250
Principal Investment Plus Variable Annuity with Purchase
Rider	934,545	1,043,328

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	851,617	296,753
The Principal Variable Annuity	16,579,025	5,133,250
The Principal Variable Annuity with Purchase Payment
Credit Rider	4,959,666	3,600,723
Principal Investment Plus Variable Annuity	274,407,412	31,807,492
Principal Investment Plus Variable Annuity with Purchase
Rider	28,314,627	4,477,206

SAM Conservative Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	231,521	131,064
The Principal Variable Annuity	9,572,020	2,555,071
The Principal Variable Annuity with Purchase Payment
Credit Rider	3,547,395	3,569,140
Principal Investment Plus Variable Annuity	59,188,786	11,384,405
Principal Investment Plus Variable Annuity with Purchase
Rider	11,405,647	4,258,825

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	$ 383,000	$ 108,760
The Principal Variable Annuity	4,937,314	968,190
The Principal Variable Annuity with Purchase Payment
Credit Rider	3,146,456	2,383,106
Principal Investment Plus Variable Annuity	10,964,676	3,267,951
Principal Investment Plus Variable Annuity with Purchase
Rider	3,049,003	1,479,690

SAM Flexible Income Portfolio Division:
Principal Freedom 2 Variable Annuity	64,231	598
The Principal Variable Annuity	11,028,965	8,205,591
The Principal Variable Annuity with Purchase Payment
Credit Rider	4,910,043	4,808,682
Principal Investment Plus Variable Annuity	55,141,037	12,848,892
Principal Investment Plus Variable Annuity with Purchase
Rider	14,026,394	9,803,558

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	367,863	30,740
The Principal Variable Annuity	3,668,187	1,795,647
The Principal Variable Annuity with Purchase Payment
Credit Rider	1,549,437	763,801
Principal Investment Plus Variable Annuity	5,831,123	1,842,475
Principal Investment Plus Variable Annuity with Purchase
Rider	2,754,854	1,113,129

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Short-Term Bond Division:
Principal Freedom Variable Annuity	$ 391,211	$ 645,746
Principal Freedom 2 Variable Annuity	10,635	27,762
The Principal Variable Annuity	6,605,496	7,639,343
The Principal Variable Annuity with Purchase Payment
Credit Rider	2,263,911	3,503,986
Principal Investment Plus Variable Annuity	23,813,367	15,276,474
Principal Investment Plus Variable Annuity with Purchase
Rider	6,678,706	4,879,189

Short-Term Income Division:
Principal Freedom Variable Annuity	101,174	6,746
Principal Freedom 2 Variable Annuity	51,823	376
The Principal Variable Annuity	6,988,447	1,562,974
The Principal Variable Annuity with Purchase Payment
Credit Rider	3,041,384	1,265,801
Principal Investment Plus Variable Annuity	16,152,866	1,997,279
Principal Investment Plus Variable Annuity with Purchase
Rider	2,452,356	673,876

SmallCap Blend Division:
Premier Variable	61,486	28,303
Principal Freedom Variable Annuity	210,259	492,835
Principal Freedom 2 Variable Annuity	61,215	76,074
The Principal Variable Annuity	3,262,792	5,016,803
The Principal Variable Annuity with Purchase Payment
Credit Rider	513,154	2,846,073

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SmallCap Growth II Division:
Premier Variable	$ 207,974	$ 163,045
Principal Freedom Variable Annuity	44,598	109,326
Principal Freedom 2 Variable Annuity	772	6,608
The Principal Variable Annuity	1,929,681	3,336,963
The Principal Variable Annuity with Purchase Payment
Credit Rider	437,213	1,668,412
Principal Investment Plus Variable Annuity	1,015,385	696,495
Principal Investment Plus Variable Annuity with Purchase
Rider	338,058	253,990

SmallCap Value I Division:
Premier Variable	218,342	180,952
Principal Freedom 2 Variable Annuity	6,067	34,997
The Principal Variable Annuity	4,622,641	6,767,432
The Principal Variable Annuity with Purchase Payment
Credit Rider	884,289	3,452,896
Principal Investment Plus Variable Annuity	8,303,658	7,250,001
Principal Investment Plus Variable Annuity with Purchase
Rider	1,650,278	1,940,697

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	3,695,153	1,165,474
Principal Investment Plus Variable Annuity with Purchase
Rider	348,789	120,250

T. Rowe Price Health Sciences II Division:
Principal Investment Plus Variable Annuity	1,426,706	1,530,893
Principal Investment Plus Variable Annuity with Purchase
Rider	336,338	261,654

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	$ 101,649	$ 217,309

Van Eck Worldwide Hard Assets Service Class Division:
Principal Investment Plus Variable Annuity	808,022	54,698
Principal Investment Plus Variable Annuity with Purchase
Rider	397,706	115,130

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding
Transactions in units were as follows for each of the periods ended December 31:

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	365,552	146,427	47,666	25,805
Principal Investment Plus Variable Annuity With
Purchase Rider	43,256	9,914	14,829	14,446

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	132,141	204,722	78,498	339,899
The Principal Variable Annuity With Purchase
Payment Credit Rider	5,736	89,398	27,441	68,753

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	404,222	745,983	165,835	994,243
The Principal Variable Annuity With Purchase
Payment Credit Rider	35,511	394,899	46,099	385,285

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	36,222	38,413	38,045	104,788
The Principal Variable Annuity With Purchase
Payment Credit Rider	24,873	29,835	19,334	31,821

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	112,275	176,220	115,332	206,495
The Principal Variable Annuity With Purchase
Payment Credit Rider	22,988	143,083	34,120	111,312

AIM V.I. International Growth Series I Division:
Principal Investment Plus Variable Annuity	417,031	72,911	19,471	5,076
Principal Investment Plus Variable Annuity With
Purchase Rider	41,640	4,163	5,418	1,424

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	45,900	61,881	41,722	62,673
The Principal Variable Annuity With Purchase
Payment Credit Rider	7,577	30,851	10,024	23,879
Principal Investment Plus Variable Annuity	132,229	26,381	51,940	19,656
Principal Investment Plus Variable Annuity With
Purchase Rider	14,226	15,367	9,604	9,596

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	499,585	351,364	169,550	314,151
The Principal Variable Annuity With Purchase
Payment Credit Rider	145,337	100,178	38,219	120,809

Alliance Bernstein Small Cap Growth Class A
Division:
Principal Investment Plus Variable Annuity	55,641	42,447	52,705	21,891
Principal Investment Plus Variable Annuity With
Purchase Rider	11,007	6,855	5,599	9,250

American Century VP Income & Growth Class I
Division:
Principal Freedom Variable Annuity	14,243	73,516	26,293	144,628
Principal Freedom 2 Variable Annuity	60	4,990	2,225	2,442
The Principal Variable Annuity	175,242	281,099	95,020	400,991
The Principal Variable Annuity With Purchase
Payment Credit Rider	41,712	247,627	41,744	155,994

American Century VP Inflation Protection Class II
Division:
Principal Investment Plus Variable Annuity	2,186,229	1,587,697	2,241,768	2,615,115
Principal Investment Plus Variable Annuity With
Purchase Rider	437,848	385,596	595,555	887,093

American Century VP Ultra Class I Division:
The Principal Variable Annuity	81,832	123,790	107,207	219,609
The Principal Variable Annuity With Purchase
Payment Credit Rider	55,296	99,562	42,556	121,529

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	519,671	1,121,101	2,239,417	886,780
Principal Investment Plus Variable Annuity With
Purchase Rider	84,109	356,216	734,091	350,009

American Century VP Value Class II Division:
The Principal Variable Annuity	163,935	381,966	171,028	590,577
The Principal Variable Annuity With Purchase
Payment Credit Rider	73,185	267,985	112,626	314,339

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	32,558	35,007	59,224	20,623
Principal Investment Plus Variable Annuity With
Purchase Rider	5,375	8,630	26,563	25,188

Asset Allocation Division:
Premier Variable	69,592	58,686	104,078	34,870
The Principal Variable Annuity	152,397	386,578	128,531	675,630
The Principal Variable Annuity With Purchase
Payment Credit Rider	17,393	156,032	48,964	194,298
Principal Investment Plus Variable Annuity	173,611	86,245	154,237	112,059
Principal Investment Plus Variable Annuity With
Purchase Rider	25,146	20,748	45,337	39,868

Balanced Division:
Personal Variable	57,264	84,810	49,179	180,818
Premier Variable	252,260	361,205	186,636	528,453
The Principal Variable Annuity	139,000	527,132	107,730	868,149
The Principal Variable Annuity With Purchase
Payment Credit Rider	26,159	188,085	46,997	174,047

Bond & Mortgage Securities Division:
Personal Variable	41,115	22,468	24,342	68,309
Premier Variable	317,685	230,967	607,083	724,008
Principal Freedom Variable Annuity	37,888	172,908	50,341	323,353
Principal Freedom 2 Variable Annuity	15,455	35,423	36,784	20,275
The Principal Variable Annuity	768,546	1,715,864	630,453	2,767,094
The Principal Variable Annuity With Purchase
Payment Credit Rider	347,151	961,114	440,145	1,230,982
Principal Investment Plus Variable Annuity	941,287	1,005,552	1,548,537	1,723,891
Principal Investment Plus Variable Annuity With
Purchase Rider	231,579	299,659	367,434	564,834

Capital Appreciation Division:
Principal Freedom 2 Variable Annuity	18	46	7,978	3,257
Principal Investment Plus Variable Annuity	251,542	69,296	137,341	27,386
Principal Investment Plus Variable Annuity With
Purchase Rider	78,501	30,163	78,621	25,704

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

Diversified International Division:
Personal Variable	61,074	90,337	41,916	127,577
Premier Variable	341,345	425,703	317,042	658,647
Principal Freedom Variable Annuity	50,601	99,687	49,713	162,138
Principal Freedom 2 Variable Annuity	16,143	20,737	33,468	52,947
The Principal Variable Annuity	672,532	1,230,330	621,481	1,788,934
The Principal Variable Annuity With Purchase
Payment Credit Rider	205,222	629,131	314,724	550,292
Principal Investment Plus Variable Annuity	594,116	362,187	590,586	401,009
Principal Investment Plus Variable Annuity With
Purchase Rider	100,095	83,972	147,235	110,581

Dreyfus IP Technology Growth Service Shares
Division:
Principal Investment Plus Variable Annuity	157,092	63,886	41,281	19,594
Principal Investment Plus Variable Annuity With
Purchase Rider	25,622	11,268	7,718	14,489

Equity Income Division:
Premier Variable	21,602	33,890	4,174	31,367
The Principal Variable Annuity	592,175	858,128	428,662	1,415,153
The Principal Variable Annuity With Purchase
Payment Credit Rider	121,933	488,474	183,547	520,612
Principal Investment Plus Variable Annuity	2,691,074	2,658,326	5,244,203	3,265,725
Principal Investment Plus Variable Annuity With
Purchase Rider	385,891	610,168	1,287,392	977,754

Fidelity VIP Equity – Income Service Class 2
Division:
The Principal Variable Annuity	369,927	587,377	356,539	847,264
The Principal Variable Annuity With Purchase
Payment Credit Rider	175,048	378,876	201,305	453,675
Principal Investment Plus Variable Annuity	154,896	170,557	155,311	269,210
Principal Investment Plus Variable Annuity With
Purchase Rider	25,785	33,733	48,225	50,909

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	291,841	515,089	275,835	767,582
The Principal Variable Annuity With Purchase
Payment Credit Rider	56,462	301,356	145,467	232,830

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	77,754	86,992	168,868	109,533
Principal Investment Plus Variable Annuity With
Purchase Rider	18,078	26,508	53,983	45,157

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	708,435	672,618	1,098,741	488,101
Principal Investment Plus Variable Annuity With
Purchase Rider	156,327	219,744	373,688	207,903

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	669,805	1,116,432	600,005	1,707,976
The Principal Variable Annuity With Purchase
Payment Credit Rider	210,962	641,001	279,758	609,423

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,197,898	973,294	1,184,175	805,595
Principal Investment Plus Variable Annuity With
Purchase Rider	152,197	141,617	239,871	131,794

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	181,357	141,950	127,009	91,328
Principal Investment Plus Variable Annuity With
Purchase Rider	36,517	44,730	65,904	37,552

Goldman Sachs VIT Mid Cap Value Service Class I
Division:
Principal Investment Plus Variable Annuity	104,746	174,565	263,805	207,963
Principal Investment Plus Variable Annuity With
Purchase Rider	46,009	63,986	88,837	101,533

Goldman Sachs VIT Structured Small Cap Equity
Service Class I Division:
Principal Investment Plus Variable Annuity	114,420	76,095	94,149	59,040
Principal Investment Plus Variable Annuity With
Purchase Rider	15,655	27,196	29,865	23,226

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

Government & High Quality Bond Division:
Pension Builder Plus	–	5,177	2,543	284
Pension Builder Plus – Rollover IRA	–	52	–	6,106
Personal Variable	29,333	36,240	66,387	122,194
Premier Variable	503,614	400,318	529,981	598,945
Principal Freedom Variable Annuity	38,270	126,738	94,029	276,892
Principal Freedom 2 Variable Annuity	6,805	10,277	22,703	12,256
The Principal Variable Annuity	1,059,620	2,302,532	1,680,452	3,070,222
The Principal Variable Annuity With Purchase
Payment Credit Rider	265,292	1,140,449	795,295	1,253,295
Principal Investment Plus Variable Annuity	1,021,351	851,679	1,221,199	1,022,389
Principal Investment Plus Variable Annuity With
Purchase Rider	189,424	167,856	374,915	353,738

International Emerging Markets Division:
Premier Variable	132,252	112,723	80,132	57,968
The Principal Variable Annuity	515,924	510,836	366,560	896,473
The Principal Variable Annuity With Purchase
Payment Credit Rider	145,132	298,066	170,142	348,114
Principal Investment Plus Variable Annuity	346,347	224,871	359,748	261,392
Principal Investment Plus Variable Annuity With
Purchase Rider	81,980	94,628	153,007	113,100

International SmallCap Division:
Premier Variable	29,597	6,250	5,564	38,497
The Principal Variable Annuity	290,389	469,097	228,700	792,826
The Principal Variable Annuity With Purchase
Payment Credit Rider	70,234	255,200	93,556	233,942
Principal Investment Plus Variable Annuity	126,838	149,578	189,888	172,596
Principal Investment Plus Variable Annuity With
Purchase Rider	39,944	49,212	73,794	53,511

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	439,368	389,732	253,040	590,093
The Principal Variable Annuity With Purchase
Payment Credit Rider	62,706	367,149	58,967	208,802

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

LargeCap Blend II Division:
The Principal Variable Annuity	431,804	1,021,961	353,620	1,521,804
The Principal Variable Annuity With Purchase
Payment Credit Rider	174,371	607,464	217,669	751,791
Principal Investment Plus Variable Annuity	998,697	1,412,870	2,544,338	1,444,602
Principal Investment Plus Variable Annuity With
Purchase Rider	156,683	423,159	737,439	510,239

LargeCap Growth Division:
Personal Variable	261,267	387,290	317,302	415,241
Premier Variable	381,871	622,068	401,193	908,028
The Principal Variable Annuity	270,082	569,800	226,302	917,826
The Principal Variable Annuity With Purchase
Payment Credit Rider	78,281	201,633	122,696	195,750
Principal Investment Plus Variable Annuity	336,767	121,951	199,630	74,475
Principal Investment Plus Variable Annuity With
Purchase Rider	59,500	36,463	63,841	54,073

LargeCap Growth I Division:
Premier Variable	784,793	406,700	26,518	27,178
Principal Freedom Variable Annuity	28,198	40,572	16,902	81,269
Principal Freedom 2 Variable Annuity	142	949	6,161	2,778
The Principal Variable Annuity	366,116	792,951	183,974	1,044,842
The Principal Variable Annuity With Purchase
Payment Credit Rider	85,964	307,404	93,597	242,525
Principal Investment Plus Variable Annuity	114,310	72,908	86,282	48,302
Principal Investment Plus Variable Annuity With
Purchase Rider	31,619	27,770	23,550	19,744

LargeCap S&P 500 Index Division:
Premier Variable	172,130	283,611	700,191	581,212
Principal Freedom Variable Annuity	63,527	263,228	59,972	446,840
Principal Freedom 2 Variable Annuity	41,240	43,978	55,792	41,924
The Principal Variable Annuity	968,609	1,498,753	679,443	2,151,942
The Principal Variable Annuity With Purchase
Payment Credit Rider	336,539	920,812	297,169	927,381
Principal Investment Plus Variable Annuity	1,294,878	766,267	908,689	476,279
Principal Investment Plus Variable Annuity With
Purchase Rider	166,235	130,815	163,389	122,848

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value Division:
Bankers Flexible Annuity	–	10,373	–	4,723
Pension Builder Plus	2	18,122	179	66,669
Pension Builder Plus – Rollover IRA	8,800	17,733	25,914	34,699
Personal Variable	41,215	139,054	74,620	192,255
Premier Variable	420,756	765,646	336,982	1,206,870
Principal Freedom Variable Annuity	23,431	73,419	28,536	186,040
Principal Freedom 2 Variable Annuity	614	5,514	17,745	5,288
The Principal Variable Annuity	266,421	660,646	154,978	1,172,225
The Principal Variable Annuity With Purchase
Payment Credit Rider	34,007	204,438	57,555	243,117
Principal Investment Plus Variable Annuity	193,897	128,784	194,692	222,979
Principal Investment Plus Variable Annuity With
Purchase Rider	52,495	50,461	45,133	54,617

LargeCap Value III Division:
The Principal Variable Annuity	441,149	924,480	495,405	1,437,263
The Principal Variable Annuity With Purchase
Payment Credit Rider	157,092	468,477	283,738	643,817
Principal Investment Plus Variable Annuity	1,434,778	1,248,879	2,360,718	1,153,580
Principal Investment Plus Variable Annuity With
Purchase Rider	420,165	370,842	691,981	395,043

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	31,084	621	–	–
Principal Investment Plus Variable Annuity With
Purchase Rider	15,229	76	–	–

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	31,848	93	–	–
Principal Investment Plus Variable Annuity With
Purchase Rider	6,756	17	–	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

MidCap Blend Division:
Personal Variable	41,150	104,630	60,836	170,800
Premier Variable	229,464	377,033	202,969	482,249
Principal Freedom Variable Annuity	18,989	41,480	14,364	81,956
Principal Freedom 2 Variable Annuity	4,943	5,253	16,710	7,769
The Principal Variable Annuity	388,886	967,953	277,903	1,491,038
The Principal Variable Annuity With Purchase
Payment Credit Rider	79,997	394,153	127,678	386,712
Principal Investment Plus Variable Annuity	330,271	325,185	549,704	376,318
Principal Investment Plus Variable Annuity With
Purchase Rider	53,872	100,015	148,019	117,199

MidCap Growth I Division:
Premier Variable	148,659	137,722	3,722	15,250
Principal Freedom Variable Annuity	9,646	15,774	6,960	36,258
Principal Freedom 2 Variable Annuity	255	918	4,008	3,529
The Principal Variable Annuity	289,755	511,395	192,995	736,469
The Principal Variable Annuity With Purchase
Payment Credit Rider	82,350	267,739	78,626	306,553
Principal Investment Plus Variable Annuity	137,537	93,991	163,311	104,251
Principal Investment Plus Variable Annuity With
Purchase Rider	53,579	52,493	60,170	42,822

MidCap Value II Division:
Premier Variable	164,378	156,493	9,806	19,246
Principal Freedom Variable Annuity	12,109	59,077	19,377	103,822
Principal Freedom 2 Variable Annuity	23,714	29,468	26,764	24,866
The Principal Variable Annuity	315,576	568,610	260,635	842,118
The Principal Variable Annuity With Purchase
Payment Credit Rider	114,704	361,118	158,173	414,730
Principal Investment Plus Variable Annuity	815,626	950,195	1,139,956	610,996
Principal Investment Plus Variable Annuity With
Purchase Rider	159,071	281,463	329,530	178,340

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

Money Market Division:
Pension Builder Plus	–	3,206	551	3,128
Pension Builder Plus – Rollover IRA	–	16	–	16
Personal Variable	330,846	384,119	448,478	412,778
Premier Variable	1,765,593	2,013,513	2,297,761	2,036,913
Principal Freedom Variable Annuity	119,853	334,460	410,122	323,114
Principal Freedom 2 Variable Annuity	68,767	77,198	167,287	56,895
The Principal Variable Annuity	3,649,065	6,605,042	9,195,993	5,389,053
The Principal Variable Annuity With Purchase
Payment Credit Rider	1,323,797	2,888,997	2,938,041	1,773,282
Principal Investment Plus Variable Annuity	3,532,919	3,978,080	4,968,099	2,908,092
Principal Investment Plus Variable Annuity With
Purchase Rider	912,682	1,196,262	1,501,062	963,694

Mortgage Securities Division:
Principal Freedom Variable Annuity	21,985	10,390	–	–
Principal Freedom 2 Variable Annuity	1,280	561	–	–
The Principal Variable Annuity	404,254	128,362	13,483	–
The Principal Variable Annuity With Purchase
Payment Credit Rider	153,802	68,287	–	–
Principal Investment Plus Variable Annuity	804,901	122,767	12,112	4
Principal Investment Plus Variable Annuity With
Purchase Rider	124,151	25,847	314	195

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	160,465	172,874	97,584	68,857
Principal Investment Plus Variable Annuity With
Purchase Rider	22,485	33,065	36,566	25,793

Neuberger Berman AMT Small-Cap Growth S
Class Division:
Principal Investment Plus Variable Annuity	80,003	37,747	51,312	35,280
Principal Investment Plus Variable Annuity With
Purchase Rider	24,952	17,992	22,548	23,080

Neuberger Berman AMT Socially Responsive I
Class Division:
Principal Investment Plus Variable Annuity	169,363	122,798	128,230	55,331
Principal Investment Plus Variable Annuity With
Purchase Rider	46,922	29,253	21,715	7,130

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	37,500	2,087	–	–
Principal Investment Plus Variable Annuity With
Purchase Rider	9,849	93	–	–

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	362,358	9,471	–	–
Principal Investment Plus Variable Annuity With
Purchase Rider	50,069	2,181	–	–

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	10,805	19,942	9,734	53,557
The Principal Variable Annuity	47,227	72,811	124,292	64,018
The Principal Variable Annuity With Purchase
Payment Credit Rider	42,548	9,653	29,727	21,068
Principal Investment Plus Variable Annuity	568,383	338,734	462,214	381,626
Principal Investment Plus Variable Annuity With
Purchase Rider	64,601	97,649	53,580	73,354

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	–	65,777	150,152	71,885
The Principal Variable Annuity	42,114	42,497	132,207	41,983
The Principal Variable Annuity With Purchase
Payment Credit Rider	9,045	18,758	47,893	26,107
Principal Investment Plus Variable Annuity	559,036	426,510	695,190	728,316
Principal Investment Plus Variable Annuity With
Purchase Rider	71,024	80,179	40,974	117,547

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	17,322	73,074	189,997	156,752
The Principal Variable Annuity	133,990	22,747	86,678	30,979
The Principal Variable Annuity With Purchase
Payment Credit Rider	48,285	12,835	49,755	23,763
Principal Investment Plus Variable Annuity	2,170,141	1,336,807	2,559,662	1,767,709
Principal Investment Plus Variable Annuity With
Purchase Rider	337,381	357,460	589,082	703,032

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	18,613	91,834	182,170	55,776
The Principal Variable Annuity	53,212	22,194	48,509	5,378
The Principal Variable Annuity With Purchase
Payment Credit Rider	5,045	2,254	4,064	440
Principal Investment Plus Variable Annuity	2,304,264	267,889	529,697	335,260
Principal Investment Plus Variable Annuity With
Purchase Rider	631,822	139,772	210,076	124,408

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	10	10,629	17,230	20,982
The Principal Variable Annuity	347	4,377	5,223	1,728
The Principal Variable Annuity With Purchase
Payment Credit Rider	1,206	2,898	3,635	211
Principal Investment Plus Variable Annuity	61,228	95,545	143,397	107,286
Principal Investment Plus Variable Annuity With
Purchase Rider	21,997	58,906	37,003	36,539

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	–	5,795	–	–
The Principal Variable Annuity	1,378	3,137	10,278	1,539
The Principal Variable Annuity With Purchase
Payment Credit Rider	19,732	10,541	3,420	3,420
Principal Investment Plus Variable Annuity	55,534	41,275	87,805	53,901
Principal Investment Plus Variable Annuity With
Purchase Rider	14,638	24,773	29,358	40,207

Real Estate Securities Division:
Premier Variable	50,222	52,753	37,057	42,336
Principal Freedom 2 Variable Annuity	9,014	13,037	11,899	8,342
The Principal Variable Annuity	287,038	502,930	262,781	741,241
The Principal Variable Annuity With Purchase
Payment Credit Rider	131,116	318,886	144,380	366,522
Principal Investment Plus Variable Annuity	159,238	122,341	146,177	143,200
Principal Investment Plus Variable Annuity With
Purchase Rider	45,685	53,068	84,092	76,518

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	96,258	37,861	147,608	9,676
The Principal Variable Annuity	1,960,167	637,041	2,027,435	456,241
The Principal Variable Annuity With Purchase
Payment Credit Rider	586,391	446,853	1,127,490	225,792
Principal Investment Plus Variable Annuity	31,601,567	3,524,872	22,941,122	1,421,680
Principal Investment Plus Variable Annuity With
Purchase Rider	3,260,796	496,159	3,396,230	404,009

SAM Conservative Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	25,862	16,702	46,079	2,694
The Principal Variable Annuity	1,076,882	299,127	1,125,674	362,311
The Principal Variable Annuity With Purchase
Payment Credit Rider	399,093	417,847	533,878	197,494
Principal Investment Plus Variable Annuity	6,520,200	1,259,636	5,094,901	827,327
Principal Investment Plus Variable Annuity With
Purchase Rider	1,256,439	471,221	1,186,622	94,595

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	42,850	13,020	94,394	5,951
The Principal Variable Annuity	614,175	134,095	627,625	66,607
The Principal Variable Annuity With Purchase
Payment Credit Rider	391,402	330,062	408,126	42,487
Principal Investment Plus Variable Annuity	1,296,712	413,304	1,264,941	240,913
Principal Investment Plus Variable Annuity With
Purchase Rider	360,583	187,139	684,476	80,580

SAM Flexible Income Portfolio Division:
Principal Freedom 2 Variable Annuity	6,797	–	–	–
The Principal Variable Annuity	1,120,624	896,320	2,249,073	635,097
The Principal Variable Annuity With Purchase
Payment Credit Rider	498,896	525,267	1,066,548	321,879
Principal Investment Plus Variable Annuity	5,631,313	1,359,905	4,536,153	636,603
Principal Investment Plus Variable Annuity With
Purchase Rider	1,432,454	1,037,592	1,379,849	142,902

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	50,381	3,461	29,274	1,879
The Principal Variable Annuity	540,802	272,116	642,221	115,397
The Principal Variable Annuity With Purchase
Payment Credit Rider	228,434	115,749	140,142	16,842
Principal Investment Plus Variable Annuity	813,782	261,462	1,174,204	346,747
Principal Investment Plus Variable Annuity With
Purchase Rider	384,464	157,962	458,779	50,769

Short-Term Bond Division:
Principal Freedom Variable Annuity	22,017	63,477	30,264	178,245
Principal Freedom 2 Variable Annuity	607	2,856	1,630	1,798
The Principal Variable Annuity	544,788	785,072	605,528	1,541,653
The Principal Variable Annuity With Purchase
Payment Credit Rider	186,716	360,095	265,067	735,036
Principal Investment Plus Variable Annuity	2,054,323	1,539,107	2,873,201	3,134,346
Principal Investment Plus Variable Annuity With
Purchase Rider	576,156	491,579	711,922	978,904

Short-Term Income Division:
Principal Freedom Variable Annuity	9,311	607	–	–
Principal Freedom 2 Variable Annuity	4,749	–	–	–
The Principal Variable Annuity	648,474	145,251	5,929	402
The Principal Variable Annuity With Purchase
Payment Credit Rider	282,217	117,634	–	–
Principal Investment Plus Variable Annuity	1,492,632	189,874	19,172	29
Principal Investment Plus Variable Annuity With
Purchase Rider	226,614	64,063	2,975	1

SmallCap Blend Division:
Premier Variable	62,611	34,318	80,443	44,855
Principal Freedom Variable Annuity	17,803	45,402	15,874	100,286
Principal Freedom 2 Variable Annuity	9,006	11,283	7,472	7,188
The Principal Variable Annuity	367,028	594,924	221,285	902,692
The Principal Variable Annuity With Purchase
Payment Credit Rider	57,724	337,505	112,927	313,176

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2009		2008
Division:	Purchased	Redeemed	Purchased	Redeemed

SmallCap Growth II Division:
Premier Variable	339,591	272,832	2,579	6,422
Principal Freedom Variable Annuity	7,600	18,526	5,152	29,184
Principal Freedom 2 Variable Annuity	115	917	6,258	11,614
The Principal Variable Annuity	285,723	485,373	200,569	750,598
The Principal Variable Annuity With Purchase
Payment Credit Rider	64,737	242,677	88,848	186,354
Principal Investment Plus Variable Annuity	150,826	97,162	196,094	116,052
Principal Investment Plus Variable Annuity With
Purchase Rider	50,215	35,433	52,314	36,833

SmallCap Value I Division:
Premier Variable	158,948	136,017	45,544	28,339
Principal Freedom 2 Variable Annuity	147	5,285	10,024	11,484
The Principal Variable Annuity	268,036	446,076	178,269	678,392
The Principal Variable Annuity With Purchase
Payment Credit Rider	51,274	227,598	90,285	269,325
Principal Investment Plus Variable Annuity	541,262	454,240	676,808	547,123
Principal Investment Plus Variable Annuity With
Purchase Rider	107,571	121,592	183,563	171,493

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	388,099	119,494	62,910	35,304
Principal Investment Plus Variable Annuity With
Purchase Rider	36,633	12,329	12,264	11,886

T. Rowe Price Health Sciences II Division:
Principal Investment Plus Variable Annuity	118,200	122,885	159,930	79,583
Principal Investment Plus Variable Annuity With
Purchase Rider	27,866	21,003	32,128	17,998

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	5,875	19,173	9,259	42,403

Van Eck Worldwide Hard Assets Service Class
Division:
Principal Investment Plus Variable Annuity	63,824	4,206	–	–
Principal Investment Plus Variable Annuity With
Purchase Rider	31,414	8,853	–	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2009, 2008, 2007, 2006, and 2005 in accordance with AICPA Audit and Accounting Guide for Investment
Companies. Information for years prior to 2005 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AIM V.I. Basic Value Series I
Division:
2009	388	$9.16 to $8.87	$3,530	2.35%	1.25% to 1.85%	46.09% to 45.41%
2008	136	6.27 to 6.10	842	1.04	1.25 to 1.85	(52.32) to (52.68)
2007	113	13.15 to 12.89	1,479	0.55	1.25 to 1.85	0.28 to (0.33)
2006	82	13.12 to 12.93	1,073	0.64	1.25 to 1.85	11.80 to 11.13
2005 (5)	13	11.73 to 11.64	154	0.19	1.25 to 1.85	3.76 to 3.25

AIM V.I. Capital Appreciation
Series I Division:
2009	836	7.42 to 7.26	6,191	0.63	1.25 to 1.85	19.68 to 19.02
2008	992	6.20 to 6.10	6,141	-	1.25 to 1.85	(43.22) to (43.62)
2007	1,295	10.92 to 10.82	14,126	-	1.25 to 1.85	10.61 to 9.95
2006 (6)	1,579	9.88 to 9.84	15,582	0.07	1.25 to 1.85	(1.12) to (1.52)

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AIM V.I. Core Equity Series I
Division:
2009	3,316	$9.60 to $9.09	$31,520	1.80%	1.25% to 1.85%	26.82% to 26.07%
2008	4,018	7.57 to 7.21	30,085	1.97	1.25 to 1.85	(31.06) to (31.46)
2007	5,185	10.98 to 10.52	56,331	1.05	1.25 to 1.85	6.77 to 6.12
2006	6,064	10.28 to 9.91	61,828	0.61	1.25 to 1.85	15.26 to 14.57
2005	3,755	8.92 to 8.65	33,287	1.45	1.25 to 1.85	3.96 to 3.35

AIM V.I. Dynamics Series I
Division:
2009	309	8.20 to 7.79	2,468	-	1.25 to 1.85	40.65 to 39.86
2008	316	5.83 to 5.57	1,800	-	1.25 to 1.85	(48.72) to (48.99)
2007	395	11.37 to 10.92	4,416	-	1.25 to 1.85	10.79 to 10.12
2006	303	10.26 to 9.92	3,068	-	1.25 to 1.85	14.68 to 13.99
2005	289	8.95 to 8.70	2,558	-	1.25 to 1.85	9.41 to 8.61

AIM V.I. Global Health Care
Series I Division:
2009	818	10.77 to 10.23	8,655	0.34	1.25 to 1.85	25.96 to 25.37
2008	1,002	8.55 to 8.16	8,405	-	1.25 to 1.85	(29.46) to (29.96)
2007	1,170	12.12 to 11.65	13,957	–	1.25 to 1.85	10.46 to 9.79
2006	1,279	10.98 to 10.61	13,857	–	1.25 to 1.85	3.93 to 3.31
2005	1,366	10.56 to 10.27	14,276	-	1.25 to 1.85	6.77 to 6.20

AIM V.I. International Growth
Series I Division:
2009	400	8.12 to 8.04	3,243	2.96	1.25 to 1.85	33.55 to 32.89
2008 (9)	18	6.08 to 6.05	112	1.65	1.25 to 1.85	(39.14) to (39.44)

AIM V.I. Small Cap Equity Series
I Division:
2009	476	11.99 to 11.61	5,662	0.20	1.25 to 1.85	19.78 to 19.08
2008	410	10.01 to 9.75	4,072	-	1.25 to 1.85	(32.18) to (32.62)
2007	413	14.76 to 14.47	6,049	0.05	1.25 to 1.85	(1.03) to 3.25
2006	55	14.21 to 14.01	775	–	1.25 to 1.85	15.98 to 15.29
2005 (5)	13	12.25 to 12.15	160	-	1.25 to 1.85	6.61 to 6.04

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AIM V.I. Technology Series I
Division:
2009	1,000	$5.49 to $5.21	$5,388	-%	1.25% to 1.85%	55.52% to 54.60%
2008	807	3.53 to 3.37	2,798	-	1.25 to 1.85	(45.19) to (45.56)
2007	1,034	6.44 to 6.19	6,561	–	1.25 to 1.85	6.36 to 5.72
2006	1,028	6.06 to 5.86	6,148	–	1.25 to 1.85	9.11 to 8.46
2005	1,137	5.55 to 5.40	6,245	-	1.25 to 1.85	0.91 to 0.37

Alliance Bernstein VP Series
Small Cap Growth Class A
Division:
2009	164	11.69 to 11.32	1,902	-	1.25 to 1.85	40.00 to 39.24
2008	147	8.35 to 8.13	1,217	–	1.25 to 1.85	(46.23) to (46.58)
2007	120	15.53 to 15.22	1,843	–	1.25 to 1.85	12.65 to 11.97
2006	72	13.78 to 13.59	994	–	1.25 to 1.85	9.31 to 8.66
2005 (5)	22	12.61 to 12.51	271	–	1.25 to 1.85	6.34 to 5.81

American Century VP Income &
Growth Class I Division:
2009	1,954	9.32 to 8.58	17,506	4.89	0.85 to 1.85	17.09 to 15.95
2008	2,330	7.96 to 7.40	17,876	2.11	0.85 to 1.85	(35.13) to (35.82)
2007	2,869	12.27 to 11.53	34,147	1.87	0.85 to 1.85	(0.92) to (1.91)
2006	3,173	12.38 to 11.76	38,341	1.80	0.85 to 1.85	16.10 to 14.95
2005	3,373	10.66 to 10.23	35,269	1.94	0.85 to 1.85	3.70 to 2.71

American Century VP Inflation
Protection Class II Division:
2009	6,976	11.73 to 11.36	81,192	1.75	1.25 to 1.85	8.91 to 8.29
2008	6,325	10.77 to 10.49	67,684	4.86	1.25 to 1.85	(2.89) to (3.50)
2007	6,990	11.09 to 10.87	77,061	4.39	1.25 to 1.85	8.17 to 7.52
2006	4,767	10.25 to 10.11	48,661	3.17	1.25 to 1.85	0.33 to (0.27)
2005 (5)	1,787	10.22 to 10.13	18,214	4.75	1.25 to 1.85	0.88 to 0.37

American Century VP Ultra
Class I Division:
2009	629	8.30 to 7.88	5,126	0.29	1.25 to 1.85	32.80 to 31.99
2008	715	6.25 to 5.97	4,393	-	1.25 to 1.85	(42.18) to (42.54)
2007	907	10.81 to 10.39	9,654	-	1.25 to 1.85	19.51 to 18.79
2006	1,057	9.04 to 8.74	9,446	–	1.25 to 1.85	(4.47) to (5.04)
2005	1,132	9.47 to 9.21	10,612	-	1.25 to 1.85	0.96 to 0.33

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

American Century VP Ultra
Class II Division:
2009	5,741	$9.85 to $9.53	$56,071	0.18%	1.25% to 1.85%	32.93% to 31.99%
2008	6,614	7.41 to 7.22	48,692	–	1.25 to 1.85	(42.38) to (42.74)
2007	4,877	12.86 to 12.61	62,389	–	1.25 to 1.85	19.33 to 18.62
2006	3,842	10.78 to 10.63	41,243	–	1.25 to 1.85	(4.59) to (5.16)
2005 (5)	1,379	11.30 to 11.20	15,536	–	1.25 to 1.85	3.06 to 2.54

American Century VP Value
Class II Division:
2009	2,252	11.68 to 11.15	25,912	5.58	1.25 to 1.85	18.22 to 17.49
2008	2,665	9.88 to 9.49	25,960	2.38	1.25 to 1.85	(27.67) to (28.16)
2007	3,286	13.66 to 13.21	44,384	1.46	1.25 to 1.85	(6.49) to (7.05)
2006	3,494	14.61 to 14.21	50,565	1.17	1.25 to 1.85	17.00 to 16.30
2005	3,366	12.49 to 12.22	41,722	0.65	1.25 to 1.85	3.57 to 2.95

American Century VP Vista
Class I Division:
2009	197	11.38 to 11.02	2,219	-	1.25 to 1.85	20.94 to 20.17
2008	203	9.41 to 9.17	1,892	-	1.25 to 1.85	(49.27) to (49.56)
2007	163	18.55 to 18.18	2,996	-	1.25 to 1.85	38.03 to 37.20
2006	52	13.44 to 13.25	694	–	1.25 to 1.85	7.66 to 7.01
2005 (5)	25	12.48 to 12.38	313	-	1.25 to 1.85	4.22 to 3.70

Asset Allocation Division:
2009	2,430	1.32 to 21.97	52,865	2.97	0.44 to 1.85	18.28 to 16.61
2008	2,701	1.11 to 18.84	50,513	3.02	0.51 to 1.85	(25.15) to (26.20)
2007	3,276	1.49 to 25.53	85,057	1.39	0.42 to 1.85	11.31 to 9.72
2006	3,514	1.34 to 23.27	84,221	0.77	0.42 to 1.85	12.29 to 10.71
2005	4,008	1.19 to 21.02	84,245	1.65	0.42 to 1.85	5.31 to 3.85

Balanced Division:
2009	3,884	1.94 to 16.55	44,052	4.94	0.41 to 1.85	20.65 to 18.98
2008	4,571	1.61 to 13.91	44,975	3.67	0.41 to 1.85	(31.21) to (32.21)
2007	5,932	2.34 to 20.52	85,957	2.60	0.42 to 1.85	4.93 to 3.43
2006	6,432	2.17 to 19.84	92,320	2.49	0.42 to 1.85	10.73 to 9.40
2005	7,824	2.01 to 18.13	98,501	2.59	0.42 to 1.85	6.35 to 4.80

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Bond & Mortgage Securities
Division:
2009	15,157	$2.16 to $17.89	$251,405	11.41%	0.40% to 1.85%	20.41% to 18.71%
2008	16,901	1.79 to 15.07	238,616	6.18	0.44 to 1.85	(17.41) to (18.58)
2007	20,618	2.17 to 18.51	358,686	4.24	0.42 to 1.85	2.97 to 1.50
2006	18,814	2.11 to 18.24	319,793	3.87	0.42 to 1.85	4.21 to 2.73
2005	17,587	2.02 to 17.75	280,484	4.32	0.42 to 1.85	2.02 to 0.63

Capital Appreciation Division:
2009 (13)	537	8.81 to 8.60	4,670	1.68	0.95 to 1.85	28.61 to 27.41
2008	306	6.85 to 6.75	2,080	1.08	0.95 to 1.85	(34.01) to (34.59)
2007 (8)	139	10.38 to 10.32	1,433	0.08	0.95 to 1.85	3.48 to 2.86

Diversified International Division:
2009 (4)	10,543	2.36 to 19.86	176,753	5.22	0.40 to 1.85	27.22 to 26.50
2008	11,444	1.85 to 15.70	151,539	1.79	0.41 to 1.85	(46.44) to (47.19)
2007	13,180	3.46 to 29.73	325,698	0.91	0.42 to 1.85	15.60 to 13.95
2006	13,309	2.99 to 26.09	290,731	1.18	0.42 to 1.85	27.43 to 25.63
2005	13,536	2.35 to 20.77	228,177	1.03	0.42 to 1.85	23.04 to 21.53

Dreyfus IP Technology Growth
Service Shares Division:
2009	197	12.39 to 11.99	2,425	0.12	1.25 to 1.85	55.26 to 54.11
2008	90	7.98 to 7.78	710	-	1.25 to 1.85	(42.01) to (42.33)
2007	75	13.76 to 13.49	1,018	-	1.25 to 1.85	13.01 to 12.33
2006	37	12.18 to 12.00	452	–	1.25 to 1.85	2.75 to 2.13
2005 (5)	13	11.85 to 11.75	159	-	1.25 to 1.85	8.18 to 7.64

Equity Income Division:
2009	20,376	1.01 to 7.88	162,644	5.86	0.55 to 1.85	19.23 to 17.79
2008	21,213	0.85 to 6.69	142,949	2.55	0.48 to 1.85	(34.22) to (35.17)
2007 (7)	20,275	1.29 to 10.32	209,477	0.94	0.42 to 1.85	5.73 to 3.46

Fidelity VIP Equity-Income
Service Class 2 Division:
2009	4,491	10.11 to 9.65	44,737	2.08	1.25 to 1.85	28.30 to 27.48
2008	4,936	7.88 to 7.57	38,384	2.15	1.25 to 1.85	(43.51) to (43.88)
2007	5,796	13.95 to 13.49	79,977	1.62	1.25 to 1.85	0.01 to (0.59)
2006	5,585	13.95 to 13.57	77,174	2.96	1.25 to 1.85	18.44 to 17.74
2005	5,125	11.78 to 11.53	59,908	1.31	1.25 to 1.85	3.57 to 3.64

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Fidelity VIP Growth Service
Class Division:
2009	2,477	$7.24 to $6.85	$17,734	0.33%	1.25% to 1.85%	26.57% to 25.69%
2008	2,945	5.72 to 5.45	16,640	0.68	1.25 to 1.85	(47.91) to (48.19)
2007	3,524	10.98 to 10.52	38,299	0.62	1.25 to 1.85	25.29 to 24.53
2006	3,889	8.76 to 8.45	33,789	0.30	1.25 to 1.85	5.41 to 4.78
2005	4,630	8.31 to 8.06	38,238	0.40	1.25 to 1.85	4.40 to 3.73

Fidelity VIP Growth Service
Class 2 Division:
2009	657	9.91 to 9.60	6,438	0.21	1.25 to 1.85	26.40 to 25.65
2008	675	7.84 to 7.64	5,242	0.61	1.25 to 1.85	(47.98) to (48.27)
2007	607	15.07 to 14.77	9,071	0.30	1.25 to 1.85	25.08 to 24.33
2006	364	12.05 to 11.88	4,365	0.09	1.25 to 1.85	5.25 to 4.62
2005 (5)	115	11.45 to 11.35	1,309	-	1.25 to 1.85	5.90 to 5.37

Fidelity VIP Overseas Service
Class 2 Division:
2009	3,652	$12.76 to $12.36	$46,197	1.96%	1.25% to 1.85%	24.61% to 23.97%
2008	3,679	10.24 to 9.97	37,380	2.74	1.25 to 1.85	(44.65) to (45.01)
2007	2,903	18.50 to 18.13	53,358	2.91	1.25 to 1.85	15.59 to 14.90
2006	2,197	16.00 to 15.78	35,000	0.42	1.25 to 1.85	16.31 to 15.62
2005 (5)	882	13.76 to 13.65	12,096	-	1.25 to 1.85	15.13 to 14.56

Fidelity VIP II Contrafund
Service Class Division:
2009	5,121	13.03 to 12.34	66,028	1.28	1.25 to 1.85	33.92 to 33.26
2008	5,998	9.73 to 9.26	57,669	0.83	1.25 to 1.85	(43.30) to (43.71)
2007	7,435	17.16 to 16.45	126,342	0.83	1.25 to 1.85	16.04 to 15.34
2006	8,076	14.79 to 14.26	118,478	1.10	1.25 to 1.85	10.21 to 9.55
2005	7,983	13.42 to 13.02	106,462	0.19	1.25 to 1.85	15.39 to 14.71

Fidelity VIP II Contrafund
Service Class 2 Division:
2009	3,293	12.64 to 12.24	41,367	1.25	1.25 to 1.85	33.76 to 32.90
2008	3,058	9.45 to 9.21	28,737	0.84	1.25 to 1.85	(43.41) to (43.70)
2007	2,571	16.70 to 16.36	42,751	0.90	1.25 to 1.85	15.84 to 15.14
2006	1,620	14.41 to 14.21	23,281	1.10	1.25 to 1.85	10.05 to 9.39
2005 (5)	528	13.10 to 12.99	6,902	-	1.25 to 1.85	13.29 to 12.72

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Fidelity VIP III Mid Cap Service
Class 2 Division:
2009	522	14.63 to 14.16	7,571	0.48	1.25 to 1.85	38.02 to 37.21
2008	490	10.60 to 10.32	5,161	0.24	1.25 to 1.85	(40.35) to (40.72)
2007	426	17.77 to 17.41	7,539	0.49	1.25 to 1.85	13.90 to 13.21
2006	283	15.60 to 15.38	4,393	0.09	1.25 to 1.85	11.01 to 10.35
2005 (5)	71	14.05 to 13.94	997	-	1.25 to 1.85	12.50 to 11.94

Goldman Sachs VIT Mid Cap
Value Service Class I Division:
2009	1,297	12.38 to 11.99	15,906	1.88	1.25 to 1.85	31.42 to 30.75
2008	1,385	9.42 to 9.17	12,939	1.07	1.25 to 1.85	(37.82) to (38.25)
2007	1,341	15.15 to 14.85	20,193	0.93	1.25 to 1.85	1.91 to 1.30
2006	853	14.86 to 14.65	12,621	1.43	1.25 to 1.85	14.72 to 14.04
2005 (5)	253	12.96 to 12.85	3,272	1.31	1.25 to 1.85	8.95 to 8.41

Goldman Sachs VIT Structured
Small Cap Equity
Service Class I Division:
2009	487	9.13 to 8.84	4,414	1.30	1.25 to 1.85	26.10 to 25.21
2008	460	7.24 to 7.06	3,310	0.71	1.25 to 1.85	(34.89) to (35.23)
2007	419	11.12 to 10.90	4,626	0.42	1.25 to 1.85	(17.53) to (18.02)
2006	298	13.48 to 13.29	4,001	0.94	1.25 to 1.85	10.88 to 10.22
2005 (5)	94	12.16 to 12.06	1,146	0.60	1.25 to 1.85	5.70 to 5.18

Government & High Quality
Bond Division:
2009	12,665	2.33 to 18.24	209,264	6.22	0.37 to 1.85	4.85 to 3.34
2008	14,592	2.23 to 17.65	237,197	4.95	0.42 to 1.85	(2.05) to (3.45)
2007	16,521	2.27 to 18.28	277,392	4.61	0.42 to 1.85	4.46 to 2.97
2006	16,900	2.18 to 17.75	276,598	4.15	0.42 to 1.85	3.79 to 2.32
2005	18,392	2.10 to 17.35	286,799	4.41	0.42 to 1.85	1.45 to 0.15

International Emerging Markets
Division:
2009 (4)	3,554	3.40 to 29.42	103,506	2.08	0.42 to 1.85	68.27 to 66.50
2008	3,574	2.02 to 17.67	62,435	1.14	0.43 to 1.85	(55.05) to (55.69)
2007	4,121	4.49 to 39.88	163,677	0.91	0.42 to 1.85	41.51 to 39.49
2006	3,632	3.17 to 28.59	104,347	-	0.42 to 1.85	37.74 to 35.79
2005	3,018	2.30 to 21.06	62,694	1.34	0.42 to 1.85	33.72 to 21.62

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

International SmallCap Division:
2009 (4)	3,065	$1.78 to $20.59	$64,314	3.05%	0.42% to 1.85%	33.45% to 32.41%
2008	3,437	1.33 to 15.55	54,645	2.09	0.40 to 1.85	(50.49) to (51.21)
2007	4,137	2.70 to 31.87	133,593	1.47	0.42 to 1.85	8.75 to 7.21
2006	4,226	2.48 to 29.72	127,551	0.52	0.42 to 1.85	29.83 to 28.00
2005	4,454	1.91 to 23.22	102,214	0.53	0.42 to 1.85	28.19 to 19.76

Janus Aspen Enterprise
Service Shares Division:
2009 (12)	1,712	7.36 to 6.97	12,455	-	1.25 to 1.85	42.64 to 41.67
2008	1,967	5.16 to 4.92	9,984	0.06	1.25 to 1.85	(44.58) to (44.84)
2007	2,454	9.31 to 8.92	22,519	0.07	1.25 to 1.85	20.22 to 19.50
2006	2,530	7.74 to 7.47	19,323	-	1.25 to 1.85	11.90 to 11.23
2005	2,681	6.92 to 6.71	18,346	-	1.25 to 1.85	10.54 to 10.00

LargeCap Blend II Division:
2009	14,829	10.86 to 10.38	159,053	1.87	1.25 to 1.85	28.07 to 27.36
2008	16,533	8.48 to 8.15	138,623	1.40	1.25 to 1.85	(37.23) to (37.60)
2007	16,908	13.51 to 13.06	226,044	0.67	1.25 to 1.85	3.81 to 3.19
2006	14,897	13.01 to 12.65	192,106	0.62	1.25 to 1.85	14.38 to 13.70
2005	11,345	11.37 to 11.13	128,134	0.01	1.25 to 1.85	3.44 to 3.17

LargeCap Growth Division:
2009	6,145	1.72 to 14.97	58,964	0.76	0.40 to 1.85	26.48 to 24.65
2008	6,697	1.36 to 12.01	49,772	0.52	0.41 to 1.85	(43.40) to (44.19)
2007	7,931	2.40 to 21.52	104,201	0.17	0.42 to 1.85	22.68 to 20.93
2006	8,539	1.95 to 17.80	96,085	0.27	0.42 to 1.85	9.46 to 7.91
2005	10,265	1.79 to 16.49	101,200	0.73	0.42 to 1.85	11.88 to 10.05

LargeCap Growth I Division:
2009	4,745	1.03 to 26.96	118,873	0.05	0.49 to 1.85	52.05 to 49.86
2008	4,983	0.68 to 17.99	89,910	0.17	0.49 to 1.85	(40.85) to (41.69)
2007	6,013	1.14 to 30.85	185,017	0.53	0.42 to 1.85	8.14 to 6.52
2006	6,016	1.06 to 28.96	179,750	–	0.42 to 1.85	5.71 to 4.27
2005	6,904	1.00 to 27.78	195,218	–	0.42 to 1.85	7.53 to 5.59

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

LargeCap S&P 500 Index
Division:
2009	11,964	$1.01 to $8.05	$96,031	4.51%	0.37% to 1.85%	25.78% to 23.85%
2008	12,828	0.80 to 6.50	82,148	2.42	0.43 to 1.85	(37.36) to (38.21)
2007	14,712	1.28 to 10.52	154,077	1.39	0.42 to 1.85	4.70 to 3.21
2006	15,070	1.22 to 10.19	152,650	1.33	0.42 to 1.85	15.09 to 13.46
2005	15,133	1.06 to 8.98	134,689	0.03	0.42 to 1.85	3.92 to 2.56

LargeCap Value Division:
2009	7,449	31.55 to 20.18	99,153	5.02	0.35 to 1.85	15.90 to 14.14
2008	8,481	2.34 to 17.68	97,288	2.36	0.41 to 1.85	(35.44) to (36.36)
2007	10,935	3.63 to 27.78	193,783	1.66	0.42 to 1.85	(0.52) to (1.94)
2006	11,695	3.65 to 28.33	213,650	1.57	0.42 to 1.85	19.45 to 17.76
2005	13,018	3.05 to 24.06	198,490	0.01	0.42 to 1.85	6.27 to 4.85

LargeCap Value III Division:
2009	13,417	9.67 to 9.24	128,180	3.72	1.25 to 1.85	18.36 to 17.71
2008	13,977	8.17 to 7.85	113,001	2.34	1.25 to 1.85	(41.56) to (41.89)
2007	13,775	13.98 to 13.51	190,694	1.26	1.25 to 1.85	(4.92) to (5.49)
2006	11,912	14.70 to 14.30	173,683	0.94	1.25 to 1.85	20.04 to 19.33
2005	9,023	12.24 to 11.98	109,779	0.01	1.25 to 1.85	2.59 to 3.51

MFS VIT Utilities Service Class
Division:
2009 (11)	46	13.03 to 12.98	594	–	1.25 to 1.85	27.62 to 27.13

MFS VIT Value Service Class
Division:
2009 (11)	38	12.15 to 12.10	467	–	1.25 to 1.85	18.31 to 17.82

MidCap Blend Division:
2009	8,467	3.98 to 33.89	245,427	0.86	0.40 to 1.85	33.20 to 31.31
2008	9,635	2.99 to 25.81	211,731	0.63	0.44 to 1.85	(34.20) to (35.15)
2007	11,351	4.54 to 39.80	380,164	0.61	0.42 to 1.85	8.99 to 7.43
2006	11,881	4.17 to 37.04	367,161	1.03	0.42 to 1.85	13.75 to 12.14
2005	13,033	3.66 to 33.03	339,324	0.09	0.42 to 1.85	8.61 to 7.21

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

MidCap Growth I Division:
2009	3,348	$11.86 to $1.14	$34,962	0.16%	0.85% to 2.73%	34.01% to 34.22%
2008	3,706	0.85 to 7.58	29,096	0.09	0.27 to 1.85	(41.39) to (42.23)
2007	4,441	1.45 to 13.12	59,984	0.11	0.42 to 1.85	10.31 to 8.74
2006	4,666	1.31 to 12.06	57,787	-	0.42 to 1.85	9.20 to 7.64
2005	4,764	1.20 to 11.21	53,923	-	0.42 to 1.85	13.21 to 10.74

MidCap Value II Division:
2009	6,523	1.34 to 11.56	78,304	1.93	0.42 to 1.85	33.53 to 31.66
2008	7,324	1.00 to 8.78	66,670	0.89	0.66 to 1.85	(44.15) to (44.95)
2007	7,574	1.80 to 15.95	125,209	0.64	0.42 to 1.85	(1.45) to (2.86)
2006	6,981	1.83 to 16.42	119,378	0.24	0.42 to 1.85	12.80 to 11.20
2005	6,389	1.62 to 14.76	94,905	-	0.42 to 1.85	10.20 to 6.72

Money Market Division:
2009	14,990	1.71 to 13.56	164,649	0.32	0.43 to 1.85	(0.20) to (1.60)
2008	20,768	1.71 to 13.78	244,388	2.44	0.40 to 1.85	2.15 to 0.73
2007	12,707	1.68 to 13.68	131,679	4.73	0.42 to 1.85	4.55 to 2.96
2006	9,838	1.60 to 13.29	94,506	4.53	0.42 to 1.85	4.32 to 2.71
2005	9,888	1.54 to 12.94	82,162	2.64	0.42 to 1.85	2.67 to 0.78

Mortgage Securities Division:
2009	1,180	10.66 to 10.54	12,511	8.98	0.85 to 1.85	5.54 to 103.87
2008 (10)	26	10.10 to 5.17	259	-	0.85 to 1.85	1.20 to (48.20)

Neuberger Berman AMT Partners
I Class Division:
2009	456	11.85 to 11.48	5,364	2.65	1.25 to 1.85	54.10 to 53.27
2008	479	7.69 to 7.49	3,660	0.54	1.25 to 1.85	(53.00) to (53.28)
2007	440	16.36 to 16.03	7,154	0.70	1.25 to 1.85	7.97 to 7.32
2006	310	15.15 to 14.94	4,672	0.96	1.25 to 1.85	10.85 to 10.19
2005 (5)	65	13.67 to 13.55	884	1.51	1.25 to 1.85	11.12 to 10.57

Neuberger Berman AMT Small
Cap Growth S Class Division:
2009	338	8.33 to 8.06	2,780	-	1.25 to 1.85	21.25 to 20.48
2008	288	6.87 to 6.69	1,961	-	1.25 to 1.85	(40.21) to (40.59)
2007	273	11.49 to 11.26	3,111	-	1.25 to 1.85	(0.74) to (1.34)
2006	174	11.58 to 11.42	2,008	-	1.25 to 1.85	3.95 to 3.33
2005 (5)	58	11.14 to 11.05	640	-	1.25 to 1.85	4.32 to 3.80

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Neuberger Berman AMT Socially
Responsive I Class Division:
2009	477	$11.23 to $10.88	$5,324	2.33%	1.25% to 1.85%	29.83% to 29.06%
2008	413	8.65 to 8.43	3,555	2.30	1.25 to 1.85	(40.22) to (40.55)
2007	325	14.47 to 14.18	4,689	0.10	1.25 to 1.85	6.27 to 5.63
2006	186	13.62 to 13.43	2,519	0.14	1.25 to 1.85	12.29 to 11.62
2005 (5)	64	12.13 to 12.03	773	-	1.25 to 1.85	5.57 to 5.22

PIMCO All Asset
Administrative Class Division:
2009 (11)	45	11.49 to 11.45	519	15.41	1.25 to 1.85	14.21 to 13.82

PIMCO Total Return
Administrative Class Division:
2009 (11)	401	10.67 to 10.63	4,273	3.19	1.25 to 1.85	6.70 to 6.30

Principal LifeTime Strategic
Income Division:
2009	2,006	9.62 to 10.44	21,415	5.09	0.95 to 1.85	17.75 to 16.78
2008	1,811	8.17 to 8.94	16,446	3.91	0.95 to 1.85	(24.63) to (25.25)
2007	1,725	10.84 to 11.97	20,783	1.19	0.95 to 1.85	1.15 to (0.06)
2006	1,035	10.71 to 11.93	12,491	0.13	0.95 to 1.85	1.69 to 8.24
2005 (5)	490	11.11 to 11.02	5,446	-	1.25 to 1.85	4.35 to 3.83

Principal LifeTime 2010 Division:
2009	3,536	9.46 to 10.54	37,830	4.27	0.95 to 1.85	23.98 to 22.84
2008	3,489	7.63 to 8.58	30,145	4.31	0.95 to 1.85	(31.57) to (32.17)
2007	3,408	11.15 to 12.66	43,289	1.12	0.95 to 1.85	2.75 to 0.95
2006	2,089	10.85 to 12.43	26,166	0.04	0.95 to 1.85	2.75 to 10.24
2005 (5)	1,126	11.36 to 11.27	12,780	-	1.25 to 1.85	4.67 to 4.15

Principal LifeTime 2020 Division:
2009	14,515	9.45 to 10.85	160,531	3.46	0.95 to 1.85	26.34 to 25.14
2008	13,611	7.48 to 8.67	119,536	4.33	0.95 to 1.85	(34.79) to (35.35)
2007	12,818	11.47 to 13.42	173,292	0.49	0.95 to 1.85	3.87 to 1.54
2006	7,291	11.04 to 13.03	95,945	-	0.95 to 1.85	3.41 to 13.06
2005 (5)	2,259	11.62 to 11.52	26,189	-	1.25 to 1.85	5.41 to 4.89

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Principal LifeTime 2030 Division:
2009	4,758	$9.24 to $10.61	$51,252	1.78%	0.95% to 1.85%	26.92% to 25.86%
2008	2,269	7.28 to 8.43	18,995	4.09	0.95 to 1.85	(36.97) to (37.60)
2007	1,816	11.55 to 13.52	24,342	0.35	0.95 to 1.85	4.96 to 1.97
2006	914	11.01 to 12.99	11,982	0.01	0.95 to 1.85	3.90 to 12.73
2005 (5)	280	11.61 to 11.52	3,241	-	1.25 to 1.85	5.21 to 4.68

Principal LifeTime 2040 Division:
2009	751	9.13 to 10.67	8,167	2.73	0.95 to 1.85	28.23 to 27.18
2008	839	7.12 to 8.39	7,122	3.94	0.95 to 1.85	(38.73) to (39.33)
2007	799	11.62 to 13.84	11,107	0.29	0.95 to 1.85	5.52 to 2.13
2006	390	11.01 to 13.22	5,191	0.02	0.95 to 1.85	4.22 to 13.03
2005 (5)	123	11.79 to 11.70	1,449	-	1.25 to 1.85	5.48 to 4.95

Principal LifeTime 2050 Division:
2009	464	9.05 to 10.63	5,018	2.41	0.95 to 1.85	28.73 to 27.76
2008	458	7.03 to 8.32	3,856	4.05	0.95 to 1.85	(39.60) to (40.19)
2007	426	11.64 to 13.92	5,960	0.21	0.95 to 1.85	5.61 to 2.26
2006	260	11.02 to 13.29	3,485	0.01	1.25 to 1.85	4.59 to 13.38
2005 (5)	66	11.82 to 11.73	774	-	1.25 to 1.85	5.46 to 4.94

Real Estate Securities Division:
2009	3,012	2.24 to 23.63	72,274	4.21	0.37 to 1.85	28.33 to 26.50
2008	3,393	1.74 to 18.68	64,057	2.39	0.47 to 1.85	(33.14) to (34.09)
2007	4,085	2.61 to 28.34	116,915	0.83	0.42 to 1.85	(18.04) to (19.21)
2006	5,236	3.18 to 35.07	181,645	1.59	0.42 to 1.85	35.90 to 34.11
2005	5,253	2.34 to 26.15	133,793	0.02	0.42 to 1.85	15.27 to 13.74

SAM Balanced Portfolio
Division:
2009	62,913	9.27 to 9.05	577,353	3.66	0.95 to 1.85	22.62 to 21.64
2008	30,551	7.56 to 7.44	229,327	3.52	0.95 to 1.85	(26.82) to (27.56)
2007 (8)	3,428	10.33 to 10.28	35,315	0.06	0.95 to 1.85	3.35 to 2.20

SAM Conservative Balanced
Portfolio Division:
2009	14,160	9.90 to 9.66	138,649	3.08	0.95 to 1.85	20.00 to 18.97
2008	7,346	8.25 to 8.12	60,144	3.11	0.95 to 1.85	(19.98) to (20.70)
2007 (8)	843	10.31 to 10.25	8,661	0.29	0.95 to 1.85	3.07 to 1.64

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

SAM Conservative Growth
Portfolio Division:
2009	4,941	$8.53 to $8.32	$41,606	4.97%	0.95% to 1.85%	24.53% to 23.44%
2008	3,313	6.85 to 6.74	22,494	3.79	0.95 to 1.85	(33.75) to (34.37)
2007 (8)	670	10.34 to 10.28	6,902	0.54	0.95 to 1.85	3.30 to 2.62

SAM Flexible Income Portfolio
Division:
2009	12,515	10.40 to 10.15	128,680	4.54	0.95 to 1.85	18.86 to 17.75
2008	7,644	8.75 to 8.62	66,370	4.86	0.95 to 1.85	(14.55) to (15.32)
2007 (8)	149	10.24 to 10.19	1,519	0.49	0.95 to 1.85	2.43 to 1.12

SAM Strategic Growth Portfolio
Division:
2009	3,779	8.08 to 7.89	30,169	3.70	0.95 to 1.85	26.25 to 25.04
2008	2,572	6.40 to 6.31	16,339	3.61	0.95 to 1.85	(38.04) to (38.56)
2007 (8)	659	10.33 to 10.27	6,786	0.18	0.95 to 1.85	3.16 to 2.87

Short-Term Bond Division:
2009	12,702	10.25 to 9.59	125,715	6.32	0.85 to 1.85	9.28 to 8.12
2008	12,560	9.38 to 8.87	114,329	4.85	0.85 to 1.85	(12.42) to (13.29)
2007	14,642	10.71 to 10.23	152,978	3.29	0.85 to 1.85	2.19 to 1.17
2006	11,441	10.48 to 10.11	117,594	2.22	0.85 to 1.85	3.56 to 2.53
2005	8,171	10.12 to 9.86	81,529	1.51	0.85 to 1.85	0.94 to 0.46

Short-Term Income Division:
2009	2,174	10.89 to 10.77	23,551	7.36	0.85 to 1.85	9.01 to 110.35
2008 (10)	28	9.99 to 5.12	261	-	0.85 to 1.85	0.30 to (48.59)

SmallCap Blend Division:
2009	3,419	1.02 to 9.60	33,829	0.73	0.33 to 1.85	21.60 to 19.85
2008	3,928	0.84 to 8.01	32,501	0.45	0.43 to 1.85	(37.00) to (37.86)
2007	4,859	1.33 to 12.89	65,212	0.31	0.42 to 1.85	1.22 to (0.23)
2006	5,338	1.31 to 12.92	71,752	0.16	0.42 to 1.85	12.23 to 10.64
2005	5,934	1.17 to 11.68	70,854	0.02	0.42 to 1.85	6.36 to 5.13

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

SmallCap Growth II Division:
2009	3,540	$0.64 to $7.98	$28,675	-%	0.72% to 1.85%	31.00% to 29.34%
2008	3,794	0.49 to 6.17	24,055	-	0.43 to 1.85	(41.39) to (42.28)
2007	4,379	0.83 to 10.69	47,856	-	0.42 to 1.85	4.48 to 3.06
2006	4,608	0.80 to 10.37	48,773	-	0.42 to 1.85	8.52 to 6.98
2005	4,861	0.73 to 9.69	46,695	-	0.42 to 1.85	5.80 to 4.72

SmallCap Value I Division:
2009	4,686	1.42 to 16.99	80,632	2.30	0.46 to 1.85	15.68 to 14.10
2008	4,949	1.23 to 14.89	74,626	0.98	0.41 to 1.85	(32.10) to (33.08)
2007	5,471	1.81 to 22.25	123,310	0.36	0.42 to 1.85	(9.90) to (11.18)
2006	4,998	2.01 to 25.05	126,060	0.29	0.42 to 1.85	18.24 to 16.47
2005	4,563	1.70 to 21.51	95,378	0.04	0.42 to 1.85	5.59 to 4.28

T. Rowe Price Blue Chip Growth
II Division:
2009	457	11.01 to 10.66	5,001	-	1.25 to 1.85	40.08 to 39.16
2008	164	7.86 to 7.66	1,278	0.11	1.25 to 1.85	(43.37) to (43.68)
2007	136	13.88 to 13.60	1,872	0.11	1.25 to 1.85	11.08 to 10.42
2006	83	12.49 to 12.32	1,028	0.24	1.25 to 1.85	7.97 to 7.33
2005 (5)	56	11.57 to 11.48	644	0.28	1.25 to 1.85	7.40 to 6.86

T. Rowe Price Health Sciences II
Division:
2009	342	14.37 to 13.91	4,869	–	1.25 to 1.85	29.69 to 28.92
2008	339	11.08 to 10.79	3,736	–	1.25 to 1.85	(30.05) to (30.48)
2007	245	15.84 to 15.52	3,858	–	1.25 to 1.85	16.24 to 15.54
2006	162	13.62 to 13.43	2,197	–	1.25 to 1.85	7.09 to 6.45
2005 (5)	43	12.72 to 12.62	551	–	1.25 to 1.85	19.54 to 18.94

Templeton Growth Securities
Class 2 Division:
2009	92	14.31	1,315	3.15	0.85	29.97
2008	105	11.01	1,158	1.81	0.85	(42.81)
2007	138	19.25	2,663	1.33	0.85	1.48
2006	160	18.97	3,029	1.28	0.85	20.78
2005	146	15.70	2,287	1.07	0.85	7.90

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Van Eck Worldwide Hard Assets
Service Class Division:
2009 (11)	82	$13.17 to $13.12	$1,081	–	1.25% to 1.85%	26.63% to 26.28%

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.
The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2)	These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in adirect reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in areduction in the total return presented. Investment options with adate notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
(4)	These divisions received payment from an affiliate as compensation for foreign income tax credits. The total returns for these divisions would have been lower without the inclusion of the Payment from Affiliate.
(5)	Commencement of operations, January 4, 2005.
(6)	Commencement of operations, April 28, 2006.
(7)	Commencement of operations, January 5, 2007.
(8)	Commencement of operations, May 1, 2007.
(9)	Commenced operations May 19, 2008.
(10)	Commenced operations November 24, 2008.
(11)	Commenced operations May 18, 2009.
(12)	Represented the operations of Janus Aspen Mid Cap Growth Service Shares Division until May 18, 2009 name change.
(13)	Represented the operations of West Coast Equity Division until November 23, 2009 name change.

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

Division	2009 Unit Value	2009 Total Return

American Century VP Income & Growth Class I Division	$8.44	–%
Asset Allocation Division	23.21	–
Balanced Division	1.88 and 17.48	–
Bond & Mortgage Securities Division	2.09 and 18.89	–
Diversified International Division	2.28 and 20.97	–
Equity Income Division	8.02	–
Government & High Quality Bond Division	2.25 and 19.27	–
International Emerging Markets Division	31.08	–
International Small Cap Division	21.74	–
LargeCap Growth Division	1.66 and 15.81	–
LargeCap Growth I Division	28.48	–
LargeCap S&P 500 Index Division	8.51, 8.88 and 9.00	–
	2.61, 2.71, 5.27,
LargeCap Value Division	6.16, 8.27 and 8.99	–
MidCap Blend Division	3.85 and 35.80	–
		32.72, 33.42 and
MidCap Growth I Division	10.62 and 11.86	33.94
MidCap Value II Division	12.17 and 18.45	–
Money Market Division	1.64 and 14.32	–
Mortgage Securities Division	–	5.15 and 5.45
Principal LifeTime Strategic Income Division	10.78	–
Principal LifeTime 2010 Division	10.88	–
Principal LifeTime 2020 Division	11.20	–
Principal LifeTime 2030 Division	10.96	–
Principal LifeTime 2040 Division	11.02	–
Principal LifeTime 2050 Division	10.97	–
Real Estate Securities Division	24.96	–
Short-Term Income Division	–	8.51 and 8.91
SmallCap Blend Division	10.14 and 12.95	–
SmallCap Growth II Division	8.43	–
SmallCap Value I Division	17.94	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value	2008 Total Return

American Century VP Income & Growth Class I Division	$7.22	–%
Asset Allocation Division	19.78	–
Balanced Division	1.56 and 14.61	–
Bond & Mortgage Securities Division	1.74 and 15.82	–
Diversified International Division	1.80 and 16.48	–
Equity Income Division	6.77	–
Government & High Quality Bond Division	2.15 and 18.53	–
International Emerging Markets Division	18.55	–
International SmallCap Division	16.33	–
LargeCap Growth Division	1.32 and 12.61	–
LargeCap Growth I Division	18.88	–
LargeCap S&P 500 Index Division	6.82, 7.09 and 7.19	–
LargeCap Value Division	2.26, 18.56 and 27.22	–
MidCap Blend Division	2.90 and 27.10	–
MidCap Growth I Division	7.96 and 8.85	–
MidCap Value II Division	9.19 and 13.88	–
Money Market Division	1.65 and 14.47	–
Principal LifeTime Strategic Income Division	9.17	(25.31)
Principal LifeTime 2010 Division	8.81	(32.23)
Principal LifeTime 2020 Division	8.90	(35.39)
Principal LifeTime 2030 Division	8.65	(37.65)
Principal LifeTime 2040 Division	8.61	(39.38)
Principal LifeTime 2050 Division	8.54	(40.23)
Real Estate Securities Division	19.61	–
SAM Balanced Portfolio Division	–	(27.63)
SAM Conservative Balanced Portfolio Division	–	(20.78)
SAM Conservative Growth Portfolio Division	–	(34.44)
SAM Flexible Income Portfolio Division	–	(15.41)
SmallCap Blend Division	8.40 and 10.69	–
SmallCap Growth II Division	6.48	–
SmallCap Value I Division	15.63	–

Division	2007 Unit Value	2007 Total Return

AIM V.I. SmallCap Equity Series I Division	$ –	(1.43)% and 3.87%
American Century VP Income and Growth Class I Division	11.14	–
Asset Allocation Division	26.65	–
Balanced Division	2.27 and 21.41	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2007 Unit Value	2007 Total Return

Bond Division	$2.11 and $19.32	–%
Capital Value Division	3.51, 28.99 and 42.27	–
Diversified International Division	3.36 and 31.03	–
Equity Growth Division	32.19	2.66 and 2.73
Equity Income I Division	10.38	–
Government & High Quality Bond Division	2.20 and 19.07	–
Growth Division	2.33 and 22.46	–
International Emerging Markets Division	41.62	–
International SmallCap Division	33.26	–
	10.98, 11.37 and
LargeCap Stock Index Division	11.55	–
MidCap Division	4.41 and 41.53	–
MidCap Growth Division	13.69 and 15.16	–
MidCap Value Division	16.60 and 24.95	–
Money Market Division	1.62 and 14.28	–
Principal LifeTime Strategic Income Division	12.20	–
Principal LifeTime 2010 Division	12.91	–
Principal LifeTime 2020 Division	13.68	–
Principal LifeTime 2030 Division	13.78	–
Principal LifeTime 2040 Division	14.11	–
Principal LifeTime 2050 Division	14.20	–
Real Estate Securities Division	29.57	–
SAM Balanced Portfolio Division	10.27	–
SAM Conservative Balanced Portfolio Division	10.24	–
SAM Conservative Growth Portfolio Division	10.27	–
SAM Flexible Income Portfolio Division	10.18	–
SAM Strategic Growth Portfolio Division	–	2.54
SmallCap Division	13.45 and 17.04	–
SmallCap Growth Division	11.15	–
SmallCap Value Division	23.22	–

Division	2006 Unit Value	2006 Total Return

American Century VP Income & Growth Class I Division	$11.25	4.83%
Asset Allocation Division	24.14	–
Balanced Division	2.17 and 20.58	–
Bond Division	2.05 and 18.92	0.35
Capital Value Division	3.53, 29.38 and 42.51	4.47

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2006 Unit Value	2006 Total Return

Diversified International Division	$2.91 and $27.07	6.56%
Equity Growth Division	30.04	–
Government & High Quality Bond Division	2.11 and 18.41	0.29
Growth Division	1.90 and 18.46	–
International Emerging Markets Division	29.66	–
International SmallCap Division	30.83	–
	10.57, 10.90 and
LargeCap Stock Index Division	11.09	3.93
MidCap Division	4.05 and 38.42	4.32
MidCap Growth Division	12.51 and 13.80	3.76
MidCap Value Division	16.98 and 25.43	4.92
Money Market Division	1.55 and 13.79	0.60
Principal LifeTime Strategic Income Division	12.10	8.89
Principal LifeTime 2010 Division	12.60	10.91
Principal LifeTime 2020 Division	13.21	13.73
Principal LifeTime 2030 Division	13.17	13.40
Principal LifeTime 2040 Division	13.41	13.70
Principal LifeTime 2050 Division	13.48	14.06
Real Estate Securities Division	36.38	3.71
Short-Term Bond Division	–	0.44
SmallCap Division	13.40 and 16.90	4.60
SmallCap Growth Division	10.76	3.49
SmallCap Value Division	25.99	4.97

Division	2005 Unit Value	2005 Total Return

Asset Allocation Division	$21.67	–%
Balanced Division	1.96 and 18.70	–
Bond Division	1.97 and 18.30	2.60
Capital Value Division	2.96, 24.80 and 35.61	3.17 and 2.66
Diversified International Division	2.29 and 21.42	17.96 and 17.37
Equity Growth Division	28.64	11.77 and 12.33
Fidelity VIP Equity – Income Service Class 2 Division	–	4.26 and 3.06
Government & High Quality Bond Division	2.04 and 17.89	1.49
Growth Division	1.74 and 17.01	–
International Emerging Markets Division	21.71	–
International SmallCap Division	23.95	–

Principal Life Insurance Company
Separate Account B

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2005 Unit Value	2005 Total Return

LargeCap Blend Division	$–	3.69% and 2.82%
LargeCap Stock Index Division	9.26 and 9.51	–
LargeCap Value Division	–	2.08 and 4.13
MidCap Division	3.57 and 34.06	8.84
MidCap Growth Division	11.56 and 12.69	–
MidCap Value Division	15.18 and 22.64	–
Money Market Division	1.49 and 13.34	–
Real Estate Securities Division	26.97	19.86 and 20.46
Short-Term Bond Division	–	(0.06) and 0.96
SmallCap Division	12.04 and 15.13	–
SmallCap Growth Division	10.00	6.53 and 7.06
SmallCap Value Division	22.18	5.94

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company
(“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board
(United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S.
generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for other-than-temporary impairments on debt securities and for the treatment of noncontrolling interests effective January 1, 2009, and for the accounting for its pension and other postretirement benefits effective January 1, 2008.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 15, 2010

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2009	2008
	(in millions)
Assets
Fixed maturities, available-for-sale	$ 43,518.4	$ 38,064.0
Fixed maturities, trading	484.8	752.1
Equity securities, available-for-sale	211.7	234.2
Equity securities, trading	177.2	125.7
Mortgage loans	11,250.5	12,633.8
Real estate	1,022.2	915.2
Policy loans	881.3	881.4
Other investments	1,398.5	2,081.8
Total investments	58,944.6	55,688.2
Cash and cash equivalents	2,044.5	2,536.7
Accrued investment income	681.7	744.0
Premiums due and other receivables	1,011.2	938.2
Deferred policy acquisition costs	3,454.8	3,970.1
Property and equipment	466.0	494.0
Goodwill	258.2	258.2
Other intangibles	145.7	187.7
Separate account assets	57,380.8	51,069.2
Other assets	1,311.3	3,237.3
Total assets	$ 125,698.8	$ 119,123.6

Liabilities
Contractholder funds	$ 39,764.7	$ 43,046.4
Future policy benefits and claims	15,944.4	15,974.2
Other policyholder funds	539.7	518.5
Short-term debt	312.1	291.1
Long-term debt	120.8	121.2
Income taxes currently payable	1.9	4.1
Deferred income taxes	4.9	4.2
Separate account liabilities	57,380.8	51,069.2
Other liabilities	5,162.6	5,952.9
Total liabilities	119,231.9	116,981.8
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares
issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,408.9	5,626.6
Retained earnings	1,024.3	1,158.5
Accumulated other comprehensive loss	(1,086.8)	(4,737.6)
Total stockholder’s equity attributable to Principal Life Insurance Company	6,348.9	2,050.0
Noncontrolling interest	118.0	91.8
Total stockholder’s equity	6,466.9	2,141.8
Total liabilities and stockholder’s equity	$ 125,698.8	$ 119,123.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Revenues
Premiums and other considerations	$ 3,511.5	$ 4,005.1	$ 4,387.7
Fees and other revenues	1,619.0	1,849.5	1,996.8
Net investment income	3,188.2	3,472.0	3,552.5
Net realized capital gains (losses), excluding impairment losses on available-for-sale
securities	6.2	(144.9)	(34.3)
Total other-than-temporary impairment losses on available-for-sale securities	(712.4)	(477.7)	(314.1)
Portion of impairment losses on fixed maturities, available-for-sale recognized in other
comprehensive income	260.9	—	—
Net impairment losses on available-for-sale securities	(451.5)	(477.7)	(314.1)
Net realized capital losses	(445.3)	(622.6)	(348.4)
Total revenues	7,873.4	8,704.0	9,588.6
Expenses
Benefits, claims and settlement expenses	5,005.9	5,634.0	5,908.6
Dividends to policyholders	242.2	267.3	293.8
Operating expenses	1,975.1	2,345.7	2,441.1
Total expenses	7,223.2	8,247.0	8,643.5
Income from continuing operations before income taxes	650.2	457.0	945.1
Income taxes	124.8	44.3	201.2
Income from continuing operations, net of related income taxes	525.4	412.7	743.9
Income from discontinued operations, net of related income taxes	—	—	20.2
Net income	525.4	412.7	764.1
Net income attributable to noncontrolling interest	23.0	9.6	23.0
Net income attributable to Principal Life Insurance Company	$ 502.4	$ 403.1	$ 741.1

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity
				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder’s
	stock	capital	earnings	income (loss)	interest	equity
	(in millions)
Balances at January 1, 2007	$ 2.5	$ 5,515.3	$ 670.9	$ 612.6	$ 52.6	$ 6,853.9
Contributions from parent	—	13.9	—	—	—	13.9
Capital transactions of equity method investee, net of related income taxes	—	1.1	—	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	—	64.4
Dividends to parent	—	—	(650.0)	—	—	(650.0)
Distributions to noncontrolling interest	—	—	—	—	(13.1)	(13.1)
Contributions from noncontrolling interest	—	—	—	—	27.4	27.4
Comprehensive income:
Net income	—	—	741.1	—	23.0	764.1
Net unrealized losses, net	—	—	—	(550.8)	—	(550.8)
Foreign currency translation adjustment, net of related income taxes	—	—	—	3.0	—	3.0
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	52.7	—	52.7
Comprehensive income						269.0
Balances at December 31, 2007	2.5	5,595.9	760.8	117.5	89.9	6,566.6
Return of capital to parent	—	(5.2)	—	—	—	(5.2)
Capital transactions of equity method investee, net of related income taxes	—	0.6	—	—	—	0.6
Stock-based compensation and additional related tax benefits	—	35.3	(0.8)	—	—	34.5
Dividends to parent	—	—	(5.5)	—	—	(5.5)
Distributions to noncontrolling interest	—	—	—	—	(14.7)	(14.7)
Contributions from noncontrolling interest	—	—	—	—	7.0	7.0
Effects of changing postretirement benefit plan measurement date, net of related
income taxes	—	—	0.9	(2.0)	—	(1.1)
Comprehensive loss:
Net income	—	—	403.1	—	9.6	412.7
Net unrealized losses, net	—	—	—	(4,205.1)	—	(4,205.1)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(15.5)	—	(15.5)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	(632.5)	—	(632.5)
Comprehensive loss						(4,440.4)
Balances at December 31, 2008	2.5	5,626.6	1,158.5	(4,737.6)	91.8	2,141.8
Contributions from parent	—	795.9	—	—	—	795.9
Stock-based compensation and additional related tax benefits	—	32.3	(1.5)	—	—	30.8
Dividends to parent	—	—	(645.0)	—	—	(645.0)
Distributions to noncontrolling interest	—	—	—	—	(7.1)	(7.1)
Contributions from noncontrolling interest	—	—	—	—	10.1	10.1
Purchase of subsidiary shares from noncontrolling interest	—	(45.9)	—	—	0.2	(45.7)
Effects of reclassifying noncredit component of previously recognized
impairment losses on fixed maturities, available-for-sale, net	—	—	9.9	(9.9)	—	—
Comprehensive income:
Net income	—	—	502.4	—	23.0	525.4
Net unrealized gains, net	—	—	—	3,620.9	—	3,620.9
Noncredit component of impairment losses on fixed maturities, available-for-
sale, net	—	—	—	(152.9)	—	(152.9)
Foreign currency translation adjustment, net of related income taxes	—	—	—	21.6	—	21.6
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	171.1	—	171.1
Comprehensive income						4,186.1
Balances at December 31, 2009	$ 2.5	$ 6,408.9	$ 1,024.3	$ (1,086.8)	$ 118.0	$ 6,466.9

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Operating activities
Net income	$ 525.4	$ 412.7	$ 764.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	—	—	(20.2)
Amortization of deferred policy acquisition costs	93.9	375.0	351.4
Additions to deferred policy acquisition costs	(454.3)	(637.9)	(568.8)
Accrued investment income	62.3	22.3	(52.6)
Net cash flows for trading securities	299.9	(457.9)	(180.7)
Premiums due and other receivables	(124.6)	(74.9)	(136.6)
Contractholder and policyholder liabilities and dividends	1,422.3	2,010.4	1,912.4
Current and deferred income taxes (benefits)	35.4	(194.3)	(105.8)
Net realized capital losses	445.3	622.6	348.4
Depreciation and amortization expense	98.4	91.4	88.8
Mortgage loans held for sale, acquired or originated	(3.0)	(36.8)	(27.2)
Mortgage loans held for sale, sold or repaid, net of gain	17.5	18.1	104.2
Real estate acquired through operating activities	(19.8)	(77.5)	(48.2)
Real estate sold through operating activities	5.2	24.5	43.7
Stock-based compensation	30.0	23.2	59.7
Other	152.4	(58.9)	(108.9)
Net adjustments	2,060.9	1,649.3	1,659.6
Net cash provided by operating activities	2,586.3	2,062.0	2,423.7
Investing activities
Available-for-sale securities:
Purchases	(7,046.2)	(6,179.9)	(10,223.8)
Sales	3,115.5	1,087.1	2,858.5
Maturities	4,128.8	3,039.4	4,278.2
Mortgage loans acquired or originated	(514.8)	(3,395.7)	(3,043.8)
Mortgage loans sold or repaid	1,615.4	2,791.1	1,996.5
Real estate acquired	(62.2)	(33.3)	(115.2)
Real estate sold	25.3	68.7	50.8
Net purchases of property and equipment	(17.9)	(104.1)	(74.5)
Purchases of interest in subsidiaries, net of cash acquired	(45.7)	(18.0)	(7.0)
Net change in other investments	(8.7)	(31.5)	16.3
Net cash provided by (used in) investing activities	$ 1,189.5	$ (2,776.2)	$ (4,264.0)

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Financing activities
Proceeds from financing element derivatives	$ 122.0	$ 142.2	$ 128.7
Payments for financing element derivatives	(67.4)	(114.6)	(137.2)
Excess tax benefits from share-based payment arrangements	0.2	2.7	9.6
Dividends to parent	(645.0)	(5.5)	(650.0)
Capital contributions from (to) parent	795.9	(5.2)	13.9
Issuance of long-term debt	—	0.1	0.2
Principal repayments of long-term debt	(0.4)	(65.8)	(69.4)
Net proceeds (repayments) of short-term borrowings	21.0	(53.3)	(67.7)
Investment contract deposits	4,220.2	11,349.0	9,958.9
Investment contract withdrawals	(8,752.7)	(9,813.7)	(8,209.9)
Net increase in banking operation deposits	43.9	373.1	417.1
Other	(5.7)	(5.4)	(5.3)
Net cash provided by (used in) financing activities	(4,268.0)	1,803.6	1,388.9
Discontinued operations
Net cash provided by operating activities	—	—	2.5
Net cash used in investing activities	—	—	(1.3)
Net cash used in financing activities	—	—	(0.5)
Net cash provided by discontinued operations	—	—	0.7
Net increase (decrease) in cash and cash equivalents	(492.2)	1,089.4	(450.7)
Cash and cash equivalents at beginning of year	2,536.7	1,447.3	1,898.0
Cash and cash equivalents at end of year	$ 2,044.5	$ 2,536.7	$ 1,447.3

Cash and cash equivalents of discontinued operations included above
At beginning of year	$ —	$ —	$ (0.7)
At end of year	$ —	$ —	$ —

Supplemental Information:
Cash paid for interest	$ 14.7	$ 15.2	$ 20.7
Cash paid for income taxes	$ 107.1	$ 227.5	$ 246.4

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2009

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S.
GAAP”). Less than majority-owned entities in which we have at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we have at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

We have evaluated subsequent events through March 15, 2010, which was the date our consolidated financial statements were issued.

Reclassifications have been made to prior period financial statements to conform to the December 31, 2009, presentation. See Recent Accounting Pronouncements for impact of new accounting guidance on prior period financial statements.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 8, Closed Block, for further details.

Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S. GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance will be effective for us on
January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which will be effective for us on January 1, 2011. This guidance will not have a material impact on our consolidated financial statements.

In September 2009, FASB issued authoritative guidance for measuring the fair value of certain alternative investments and to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In August 2009, the FASB issued authoritative guidance to provide additional guidance on measuring the fair value of liabilities. This guidance clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset; or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance for the establishment of the FASB Accounting Standards
CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the United States Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority.
This guidance was effective for us on July 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity. Therefore, formerly qualifying special-purpose entities (as defined under previous accounting standards) should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance. This guidance will be effective for us on January 1, 2010, and is not expected to have a material impact on our consolidated financial statements.

Also in June 2009, the FASB issued authoritative guidance related to the accounting for VIEs, which amends prior guidance and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise that has (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2)
the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, this guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE. Furthermore, we are required to enhance disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. The enhanced disclosures are required for any enterprise that holds a variable interest in a VIE. This guidance will be effective for us on January 1, 2010, and will result in the consolidation of additional entities in our consolidated financial statements and additional required disclosures. We do not anticipate these changes will have a material impact on our consolidated financial statements. On February 25, 2010, the FASB issued an amendment to this guidance. The amendment indefinitely defers the consolidation requirements for reporting enterprises’ interests in entities that have the characteristics of investment companies and regulated money market funds. The amendment will be effective for us on January 1, 2010.

In April 2009, the FASB issued authoritative guidance which relates to the recognition and presentation of an other-
than-temporary impairment (“OTTI”) of securities and requires additional disclosures. The recognition provisions apply only to debt securities classified as available-for-sale and held-to-maturity, while the presentation and disclosure requirements apply to both debt and equity securities. An impaired debt security will be considered other-than-temporarily impaired if a holder has the intent to sell, or it more likely than not will be required to sell prior to recovery of the amortized cost. If a holder of a debt security does not expect recovery of the entire cost basis, even if there is no intention to sell the security, it will be considered an OTTI as well. This guidance also changes how an entity recognizes an OTTI for a debt security by separating the loss between the amount representing the credit loss and the amount relating to other factors, if a holder does not have the intent to sell or it more likely than not will not be required to sell prior to recovery of the amortized cost less any current period credit loss. Credit losses will be recognized in net income and losses relating to other factors will be recognized in other comprehensive income (“OCI”). If the holder has the intent to sell or it more likely than not will be required to sell before its recovery of amortized cost less any current period credit loss, the entire OTTI will continue to be recognized in net income. Furthermore, this guidance requires a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated OCI. We adopted this guidance effective January 1, 2009. The cumulative change in accounting principle from adopting this guidance resulted in a net $9.9 million increase to retained earnings and a corresponding decrease to accumulated OCI. The required disclosures have been included in our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Also in April 2009, the FASB issued authoritative guidance which provides additional information on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. It also provides additional guidance on circumstances that may indicate a transaction is not orderly. Further, it requires additional disclosures about fair value measurements in annual and interim reporting periods. We adopted this guidance effective January 1, 2009, and it did not have a material impact on our consolidated financial statements. See Note 16, Fair Value of Financial Instruments, for
further details.

In January 2009, the FASB issued authoritative guidance related to the assessment of the OTTI of certain beneficial interests in securitized financial assets, which eliminated the requirement that a financial instrument holder’s best estimate of cash flows be based upon those that a market participant would use. Instead, this guidance requires the use of management’s judgment in the determination of whether it is probable there has been an adverse change in estimated cash flow. This guidance was effective for us on October 1, 2008, and did not have a material impact on our consolidated financial statements.

In December 2008, the FASB issued authoritative guidance requiring additional disclosures by public entities with continuing involvement in transfers of financial assets to special purpose entities and with variable interests in VIEs. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 5, Variable Interest Entities for further details.

In September 2008, the FASB issued authoritative guidance (1) requiring disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument and (2) requiring an additional disclosure about the current status of the payment/performance risk of a guarantee. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 7, Derivative Financial Instruments, for
further details relating to our credit derivatives.

In March 2008, the FASB issued authoritative guidance requiring (1) qualitative disclosures about objectives and strategies for using derivatives, (2) quantitative disclosures about fair value amounts of gains and losses on derivative instruments and related hedged items and (3) disclosures about credit-risk-related contingent features in derivative instruments.
The disclosures are intended to provide users of financial statements with an enhanced understanding of how and why derivative instruments are used, how they are accounted for and the financial statement impacts. We adopted these changes on January 1,
2009. See Note 7, Derivative Financial Instruments, for further details.

In December 2007, the FASB issued authoritative guidance requiring that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose additional information needed to more comprehensively evaluate and understand the nature and financial effect of the business combination. In addition, direct acquisition costs are to be expensed. We adopted this guidance on January 1, 2009, and all requirements are applied prospectively.

Also in December 2007, the FASB issued authoritative guidance mandating the following changes to noncontrolling interests:

(1) Noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity.
(2) Net income includes the total income of all consolidated subsidiaries, with separate disclosures on the face of the statement of operations of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income.
(3) This guidance revises the accounting requirements for changes in a parent’s ownership interest when the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

We adopted this guidance on January 1, 2009. Presentation and disclosure requirements have been applied retrospectively for all periods presented. All other requirements have been applied prospectively. Certain separate account arrangements involve ownership of mutual funds to support the investment objective of the separate account. It is possible that, through a separate account arrangement, greater than 50% of the mutual fund shares could be owned. The accounting guidance for this circumstance is not well defined, but we, like many other insurers, do not consolidate the mutual fund as we believe the arrangement qualifies for the exemption afforded investment companies. In September 2009, the FASB issued proposed guidance addressing an insurer’s accounting for majority-owned investments through a separate account. The comment period for this proposed guidance ended on October 26, 2009, and while the final outcome is still uncertain, the guidance as exposed supports our position.

In February 2007, the FASB issued authoritative guidance permitting entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions (2) is irrevocable and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. This guidance also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We adopted this guidance on January 1,
2008, and the resulting cumulative effect of the change in accounting principle was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in net realized capital gains (losses). Election of this option upon acquisition or assumption of eligible items could introduce period to period volatility in net income.

In September 2006, the FASB issued authoritative guidance related to defined benefit pension plans and other postretirement benefit plans, which eliminated the ability to choose a measurement date by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. This guidance was effective for us on December 31, 2008. For
2007, we used a measurement date of October 1 for the measurement of plan assets and benefit obligations. Two transition methods were available when implementing the change in measurement date for 2008. We chose the alternative that allowed us to use the October 1, 2007, measurement date as a basis for determining the 2008 expense and transition adjustment. The effect of changing the measurement date resulted in a $0.9 million increase to retained earnings and a $2.0 million decrease to accumulated OCI in the first quarter of 2008.

In September 2006, the FASB issued authoritative guidance for using fair value to measure assets and liabilities, which applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value measurement. This guidance establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. In February 2008, the FASB deferred the effective date of this guidance for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. In February 2008, the
FASB issued authoritative guidance excluding instruments covered by lease accounting and its related interpretive guidance from the scope of its fair value measurement guidance. In October 2008, the FASB issued authoritative guidance which clarifies the application of its fair value measurement guidance in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is inactive. Our adoption of the
FASB’s fair value measurement guidance on January 1, 2008, for assets and liabilities measured at fair value on a recurring basis and financial assets and liabilities measured at fair value on a nonrecurring basis did not have a material impact on our consolidated financial statements. We deferred the adoption for nonfinancial assets and liabilities measured at fair value on a nonrecurring basis until January 1, 2009, which also did not have a material impact on our consolidated financial statements. See
Note 16, Fair Value of Financial Instruments, for further details.

In July 2006, the FASB issued authoritative guidance prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. This guidance requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements.
In addition, this guidance requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted this guidance on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 12, Income Taxes, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In March 2006, the FASB issued authoritative guidance which (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other available-for-sale securities, provided the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. For us, the initial measurement requirements of this statement should be applied prospectively to all transactions entered into after January 1, 2007. The election related to the subsequent measurement of servicing assets and liabilities was also effective for us on January 1, 2007. We did not elect to subsequently measure any of our servicing rights at fair value or reclassify any available-for-sale securities to trading.

In February 2006, the FASB issued authoritative guidance which (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-
only and principal-only strips are not subject to the requirements of derivative accounting guidance (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and (5) eliminates the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. For us, this guidance was effective for all financial instruments acquired or issued after January 1, 2007. At adoption, the fair value election could also be applied to hybrid financial instruments that had been bifurcated under derivative accounting guidance prior to adoption of this guidance. We adopted this guidance on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated.

In September 2005, the AICPA issued authoritative guidance relating to accounting for deferred policy acquisition costs (“DPAC”) when insurance or investment contracts are modified or exchanged. An internal replacement of an insurance or investment contract is defined as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized DPAC, unearned revenue liabilities, and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This guidance was effective for internal replacements occurring prospectively beginning in 2007. Adoption of this guidance did not have a material impact on our consolidated financial statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

• the fair value of investments in the absence of quoted market values;
• investment impairments;
• the fair value of and accounting for derivatives;
• the DPAC and other actuarial balances where the amortization is based on estimated gross profits;
• the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments, if any;
• the liability for future policy benefits and claims;
• the value of our pension and other postretirement benefit obligations and
• accounting for income taxes and the valuation of deferred tax assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturity securities include bonds, mortgage-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 16, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). We also have trading securities portfolios that support investment strategies that involve the active and frequent purchase and sale of fixed maturity securities. Mark-to-market adjustments related to these trading securities are reflected in net investment income.

The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturity securities reported in OCI. See further discussion in Note 6, Investments. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $23.8 million and $135.4 million as of December 31, 2009 and 2008, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We had commercial mortgage loans held for sale in the amount of $3.4 million and $12.9 million at December 31, 2009 and 2008, respectively, which are carried at the lower of cost or fair value and reported as mortgage loans in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other than temporary impairments of securities, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale, which do not meet the criteria for classification as a discontinued operation and mark-to-market adjustments on certain trading securities are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.
Derivatives
Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 16, Fair Value of Financial Instruments, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
Accounting and Financial Statement Presentation. We designate derivatives as either:
(a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b) a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c) a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income.
At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from OCI into net income.

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Participating business represented approximately 17%, 17% and 18% of our life insurance in force and 55%, 57% and
59% of the number of life insurance policies in force at December 31, 2009, 2008 and 2007, respectively. Participating business represented approximately 68% of life insurance premiums for the years ended December 31, 2009, 2008 and 2007, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include a provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage.
Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable.
Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins.
This amortization is adjusted in the current period when estimated gross profits are revised. For individual variable life insurance, individual variable annuities and group annuities which have separate account equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing
DPAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2009 and 2008, our largest exposures to a single third-party reinsurer in our individual life insurance business was $22.0 billion and $18.5 billion of life insurance in force, representing 14% and 11% of total net individual life insurance in force, respectively. The financial statement exposure is limited to the reinsurance recoverable related to this single third party reinsurer, which was $26.8 million and $18.1 million at
December 31, 2009 and 2008, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Premiums and other considerations:
Direct	$ 3,807.9	$ 4,290.5 $	4,504.4
Assumed	5.2	9.7	160.0
Ceded	(301.6)	(295.1)	(276.7)
Net premiums and other considerations	$ 3,511.5	$ 4,005.1 $	4,387.7
Benefits, claims and settlement expenses:
Direct	$ 5,234.0	$ 5,853.7 $	5,963.0
Assumed	38.9	43.5	190.4
Ceded	(267.0)	(263.2)	(244.8)
Net benefits, claims and settlement expenses	$ 5,005.9	$ 5,634.0 $	5,908.6

Separate Accounts

The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal, and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2009 and 2008, the separate accounts include a separate account valued at $191.5 million and
$207.4 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding
Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset.
If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2. Related Party Transaction

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2009, 2008 and 2007, we received $196.1 million, $199.2 million and $187.1 million, respectively, of expense reimbursements from affiliated entities.

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $458.7 million and $325.4 million at December 31, 2009 and 2008, respectively, and earned interest of $1.3 million, $10.9 million and $28.2 million during 2009, 2008 and 2007, respectively.

We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on our behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $172.7 million, $101.9 million and $102.9 million for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was
$57.8 million, $145.2 million and $132.6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3. Discontinued Operations

Real Estate Investments

In 2007, we sold a real estate property previously held for investment purposes. This property qualifies for discontinued
operations treatment. Therefore, the income from the discontinued operation has been removed from our results of continuing operations for all periods presented. The gain on disposal, which is reported in our Corporate segment, is excluded from segment operating earnings for all periods presented. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to the discontinued operation in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to this property, unless otherwise noted.

The property was sold to take advantage of positive real estate market conditions in a specific geographic location and to further diversify our real estate portfolio.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
3. Discontinued Operations — (continued)
Selected financial information for the discontinued operation is as follows:

	For the year ended
	December 31,
	2009	2008	2007
		(in millions)
Total revenues	$ —	$ —	$ 0.3
Income from discontinued operation attributable to Principal Life Insurance
Company:
Income before income taxes	$ —	$ —	$ 0.3
Income taxes	—	—	0.1
Gain on disposal of discontinued operation	—	—	32.8
Income taxes on disposal	—	—	12.8
Net income	$ —	$ —	$ 20.2

4. Goodwill and Other Intangible Assets
Goodwill
The changes in the carrying amount of goodwill reported in our segments for 2008 and 2009 were as follows:

Life and
	U.S. Asset	Global Asset	Health
	Accumulation	Management	Insurance	Consolidated
(in millions)
Balances at January 1, 2008	$ 16.6	$ 140.4	$ 87.0	$ 244.0
Goodwill from acquisitions	2.1	12.1	—	14.2
Balances at December 31, 2008	$ 18.7	$ 152.5	$ 87.0	$ 258.2

Balances at December 31, 2009	$ 18.7	$ 152.5	$ 87.0	$ 258.2

Finite Lived Intangibles

Finite lived intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 18 years were as follows:

December 31,
		2009			2008
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
(in millions)
Finite lived intangibles	$ 84.1	$ 32.9	$ 51.2	$ 133.0	$ 39.8	$ 93.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Goodwill and Other Intangible Assets — (continued)

We recorded no significant impairments in 2009, 2008 and 2007. The amortization expense for intangible assets with finite useful lives was $6.0 million, $8.3 million and $9.9 million for 2009, 2008 and 2007, respectively. At December 31, 2009, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2010	$ 4.2
2011	4.1
2012	3.9
2013	3.5
2014	3.5

Indefinite Lived Intangible Assets

The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31,
2009 and 2008. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM
Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

5. Variable Interest Entities
We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities

Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured credit-linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Subordination for the seven mezzanine tranches ranged from 1.29% to 4.79%. Therefore, defaults in an underlying reference portfolio only affected the credit-linked note if cumulative losses exceeded the subordination of a synthetic reference portfolio. As of December 31, 2008, the credit default swap entered into by the trust had an outstanding notional amount of $130.0 million. The credit default swap counterparties of the grantor trusts had no recourse to our assets. In October 2009, the grantor trust was terminated and we received $122.2 million in cash.

We determined that this grantor trust was a VIE and that we were the primary beneficiary of the trust as we were the sole investor in the trust and the manager of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31,
2008, our consolidated statements of financial position included $93.5 million of available-for-sale fixed maturity securities, which represented the collateral held by the trust. The assets of the trust were held by a trustee and could only be liquidated to settle obligations of the trust. These obligations included losses on the synthetic reference portfolio and the return of investments due to maturity or termination of the trust. As of December 31, 2008, our consolidated statements of financial position included
$53.4 million of other liabilities representing derivative market values of the trust.

During the year December 31, 2008 and 2007, the credit default swaps had a change in fair value that resulted in a
$54.5 million pre-tax loss and $3.2 million pre-tax loss, respectively. During the year ended December 31, 2009, we recognized a pre-tax gain of $49.8 million related to the change in fair value and termination of the credit default swaps.

Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying $425.9 million par value notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities — (continued)

We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss due to interest rate risk. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2009 and 2008, our consolidated statements of financial position include $226.6 million and $212.2 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $89.1 million and $103.8 million as of December 31, 2009 and 2008, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.

Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include five private investment vehicles and several hedge funds. The consolidation of these VIEs did not have a material effect on either our consolidated statements of financial position as of December 31, 2009 or 2008, or results of operations for the years ended December 31, 2009, 2008 and
2007. For these entities, the creditors have no recourse to our assets.

The carrying amount and classification of other consolidated VIE assets that are pledged as collateral that the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2009	2008
	(in millions)
Fixed maturity securities, available-for-sale	$ 59.2	$ 103.8
Fixed maturity securities, trading	19.8	17.2
Equity securities, trading	90.9	30.7
Cash and other assets	119.8	140.8
Total assets pledged as collateral	$ 289.7	$ 292.5
Long-term debt and other obligations	$ 178.9	$ 248.6

The assets of the trusts are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include unrealized losses on derivatives, the synthetic reference portfolios or financial guarantees and the return of investments due to maturity or termination of the trusts. As of December 31, 2009 and 2008, these entities had long-
term debt of $81.2 million and $142.6 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.

Significant Unconsolidated Variable Interest Entities

We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles that have issued trust certificates that are recorded as available-for-sale fixed maturity securities in the consolidated statements of financial position.

On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We purchased $150.0 million par value of the share receipts at a significant discount. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our investment in the share receipts as measured by amortized cost.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Variable Interest Entities — (continued)

On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate with a par value of
$100.0 million. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our investment in the residual trust certificate as measured by amortized cost. The only assets of the trust are corporate bonds which are guaranteed by a foreign government.

The classification of the asset, carrying value and maximum loss exposure for our significant unconsolidated VIEs as of December 31, 2009 and 2008, are as follows (in millions):

		Asset carrying	Maximum
	Classification of asset	value	exposure to loss
December 31, 2009
Fixed maturities-available-
$150.0 million Trust Share Receipts	for-sale	$ 79.7	$ 78.0
Fixed maturities- available-
$100.0 million Residual Trust Certificate	for-sale	$ 83.1	$ 66.2
December 31, 2008
Fixed maturities-available-
$150.0 million Trust Share Receipts	for-sale	$ 61.2	$ 73.7
Fixed maturities- available-
$100.0 million Residual Trust Certificate	for-sale	$ 101.9	$ 61.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments
Fixed Maturities and Equity Securities

The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in accumulated OCI
(“AOCI”) and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2009 and 2008, are summarized as follows:

				Other-than-
		Gross	Gross	temporary
	Amortized	unrealized	unrealized	impairments in
	Cost	gains	losses	AOCI	Fair value
			(in millions)
December 31, 2009
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 530.4	$ 8.7	$ 0.5	$ —	$ 538.6
Non-U.S. governments	421.1	42.4	1.1	—	462.4
States and political subdivisions	2,008.7	53.4	13.5	—	2,048.6
Corporate	30,592.6	1,222.0	989.6	58.0	30,767.0
Residential mortgage-backed securities	3,019.1	86.0	3.8	—	3,101.3
Commercial mortgage-backed securities	4,898.0	20.9	1,211.5	107.7	3,599.7
Collateralized debt obligations	607.5	1.8	200.7	39.0	369.6
Other debt obligations	2,900.2	34.5	229.8	73.7	2,631.2
Total fixed maturities, available-for-sale	$ 44,977.6	$ 1,469.7	$ 2,650.5	$ 278.4	$ 43,518.4
Total equity securities, available-for-sale	$ 229.9	$ 16.1	$ 34.3		$ 211.7
December 31, 2008
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 538.6	$ 46.4	$ 0.1		$ 584.9
Non-U.S. governments	462.1	31.5	15.1		478.5
States and political subdivisions	2,113.8	32.6	120.9		2,025.5
Corporate — public	20,044.3	144.4	2,963.8		17,224.9
Corporate — private	12,315.9	153.8	2,104.3		10,365.4
Mortgage-backed and other
asset-backed securities	10,318.6	77.6	3,011.4		7,384.8
Total fixed maturities, available-for-sale	$ 45,793.3	$ 486.3	$ 8,215.6		$ 38,064.0
Total equity securities, available-for-sale	$ 300.2	$ 28.1	$ 94.1		$ 234.2

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2009, by expected maturity, were as follows:

	Amortized
	Cost	Fair value
	(in millions)
Due in one year or less	$ 1,529.9	$ 1,557.6
Due after one year through five years	13,588.8	13,987.8
Due after five years through ten years	9,057.4	9,169.7
Due after ten years	9,376.7	9,101.5
	33,552.8	33,816.6
Mortgage-backed and other asset-backed securities	11,424.8	9,701.8
Total	$ 44,977.6	$ 43,518.4

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)

Net Investment Income

Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale	$ 2,587.0	$ 2,748.3	$ 2,603.0
Fixed maturities, trading	29.8	30.5	15.1
Equity securities, available-for-sale	16.8	16.2	23.5
Equity securities, trading	0.3	0.4	0.6
Mortgage loans	675.3	743.2	755.6
Real estate	35.8	54.0	74.5
Policy loans	57.0	54.1	52.6
Cash and cash equivalents	9.1	63.0	111.2
Derivatives	(128.3)	(56.8)	36.0
Other	15.9	(31.0)	43.7
Total	3,298.7	3,621.9	3,715.8
Less investment expenses	(110.5)	(149.9)	(163.3)
Net investment income	$ 3,188.2	$ 3,472.0	$ 3,552.5

Net Realized Capital Gains and Losses
The major components of net realized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$ 109.0	$ 39.3	$ 32.4
Gross losses	(701.9)	(436.2)	(280.2)
Portion of OTTI losses recognized in OCI	260.9	—	—
Hedging, net	(229.1)	496.3	151.8
Fixed maturities, trading	50.8	(41.1)	(4.2)
Equity securities, available-for-sale:
Gross gains	26.3	12.0	6.4
Gross losses	(46.2)	(56.6)	(53.9)
Equity securities, trading	37.3	(62.7)	23.5
Mortgage loans	(153.1)	(44.3)	(7.2)
Derivatives	230.1	(595.7)	(236.0)
Other	(29.4)	66.4	19.0
Net realized capital losses	$ (445.3)	$ (622.6)	$ (348.4)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were
$3.0 billion, $1.1 billion and $2.3 billion in 2009, 2008 and 2007, respectively.

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

During first quarter 2009, we adopted authoritative guidance that changed the recognition and presentation of other-
than-temporary impairments. See further discussion of the adoption in Note 1, Nature of Operations and Significant Accounting
Policies. The recognition provisions of the guidance apply only to debt securities classified as available-for-sale and held-to-
maturity, while the presentation and disclosure requirements apply to both debt and equity securities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for fixed maturity securities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. Prior to 2009, our ability and intent to hold fixed maturity securities for a period of time that allowed for a recovery in value was considered rather than our intent to sell these securities. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturity securities are now recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI. Prior to 2009, other-than-temporary impairments on fixed maturity securities were recorded in net income in their entirety and the amount recognized was the difference between amortized cost and fair value.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The asset-backed securities cash flow estimates are based on bond specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate bond cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale	$ (692.2)	$ (430.4)	$ (262.8)
Equity securities, available-for-sale	(20.2)	(47.3)	(51.3)
Total other-than-temporary impairment losses, net of recoveries from the sale of
previously impaired securities	$ (712.4)	$ (477.7)	$ (314.1)

The other-than-temporary impairments on fixed maturity securities for which an amount related to credit losses was recognized in net realized capital gains (losses) and an amount related to noncredit losses was recognized in OCI is summarized as follows:

For the year ended
December 31, 2009
(in millions)
Total other-than-temporary impairments on fixed maturity securities for which an amount related to
noncredit losses was recognized in OCI (1)	$ (448.7)
Noncredit loss recognized in OCI	260.9
Credit loss impairment recognized in net realized capital losses	$ (187.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

(1) For the year ended December 31, 2009, total other-than-temporary impairment losses on available-for-sale securities reported in the consolidated statements of operations also include $243.5 million of impairment losses, net of recoveries from the sale of previously impaired securities, on fixed maturity securities and $20.2 million of impairment losses, net of recoveries from the sale of previously impaired securities, on equity securities for which total impairment losses are recognized in net income.

The following table provides a rollforward of credit losses on fixed maturity securities recognized in net income
(“bifurcated credit losses”) for which a portion of an other-than-temporary impairment was recognized in OCI. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized for the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

For the year ended
December 31, 2009
(in millions)
Beginning balance	$ (18.5)
Credit losses for which an other-than-temporary impairment was not previously recognized	(168.5)
Credit losses for which an other-than-temporary impairment was previously recognized	(52.7)
Reduction for credit losses previously recognized on securities now sold or intended to be sold	33.4
Reduction for positive changes in cash flows expected to be collected and amortization (1)	1.6
Ending balance	$ (204.7)

(1) Amounts are recognized in net investment income.

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, as of December 31, 2009 and 2008, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2009
	Less than		Greater than or		Total
	twelve months		equal to twelve months
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 32.7	$ 0.4	$ 1.0	$ 0.1	$ 33.7	$ 0.5
Non-U.S. governments	9.6	0.4	30.2	0.7	39.8	1.1
States and political subdivisions	242.8	1.9	247.9	11.6	490.7	13.5
Corporate	2,183.3	54.1	7,474.5	993.5	9,657.8	1,047.6
Residential mortgage-backed securities	489.9	3.7	0.6	0.1	490.5	3.8
Commercial mortgage-backed securities	468.1	16.7	2,217.3	1,302.5	2,685.4	1,319.2
Collateralized debt obligations	—	—	366.1	239.7	366.1	239.7
Other debt obligations	312.9	23.3	902.3	280.2	1,215.2	303.5
Total fixed maturities, available-for-sale	$ 3,739.3	$ 100.5	$ 11,239.9	$ 2,828.4	$ 14,979.2	$ 2,928.9
Total equity securities, available-for-sale	$ 4.4	$ 0.1	$ 116.1	$ 34.2	$ 120.5	$ 34.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Our consolidated portfolio consists of fixed maturity securities where 83% were investment grade (rated AAA through
BBB-) with an average price of 84 (carrying value/amortized cost) at December 31, 2009. Due to the credit disruption that began in the last half of 2007 and continued into first quarter of 2009, which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate sector and in structured products, such as commercial mortgage-backed securities, collateralized debt obligations and asset-backed securities (included in other debt obligations). During the second quarter of 2009 and continuing through the end of the year, a narrowing of credit spreads and improvement in liquidity resulted in a decrease in the unrealized losses in our securities portfolio relative to year-end 2008.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 406 securities with a carrying value of $3,739.3 million and unrealized losses of $100.5 million reflecting an average price of 97 at
December 31, 2009. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2009, with associated unrealized losses of $82.7 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 1,481 securities with a carrying value of $11,239.9 million and unrealized losses of $2,828.4 million. The average rating of this portfolio was BBB+ with an average price of 80 at December 31, 2009. Of the $2,828.4 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $1,302.5 million in unrealized losses with an average price of 63 and an average credit rating of AA-. The remaining unrealized losses consist primarily of $993.5 million within the
Corporate sector at December 31, 2009. The average price of the Corporate sector was 88 and the average credit rating was
BBB. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2009.

	December 31, 2008
	Less than		Greater than or		Total
	twelve months		equal to twelve months
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 6.0	$ 0.1	$ —	$ —	$ 6.0	$ 0.1
Non-U.S. governments	122.8	12.0	17.7	3.1	140.5	15.1
States and political subdivisions	1,137.4	82.1	162.8	38.8	1,300.2	120.9
Corporate — public	9,059.1	1,274.5	4,777.0	1,689.3	13,836.1	2,963.8
Corporate — private	5,308.2	849.7	3,150.2	1,254.6	8,458.4	2,104.3
Mortgage-backed and other asset-backed
securities	2,854.5	819.2	2,328.0	2,192.2	5,182.5	3,011.4
Total fixed maturities, available-for-sale	$ 18,488.0	$ 3,037.6	$10,435.7	$ 5,178.0	$ 28,923.7	$ 8,215.6
Total equity securities, available-for-sale	$ 93.7	$ 68.5	$ 57.3	$ 25.6	$ 151.0	$ 94.1

Our consolidated portfolio consists of fixed maturity securities where 94% were investment grade (rated AAA through
BBB-) with an average price of 78 (carrying value/amortized cost) at December 31, 2008. Due to the credit disruption that began in the last half of 2007 and continued into 2008, which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate-public and Corporate-
private finance sectors and in structured products, such as collateralized debt obligations, asset-backed securities and commercial mortgage-backed securities.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 2,105 securities with a carrying value of $18,488.0 million and unrealized losses of $3,037.6 million reflecting an average price of 86 at December 31, 2008. Of this portfolio, 95% was investment grade (rated AAA through BBB-) at December 31, 2008, with associated unrealized losses of $2,701.9 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 1,526 securities with a carrying value of $10,435.7 million and unrealized losses of $5,178.0 million. The average rating of this portfolio was A- with an average price of 67 at December 31, 2008. Of the $5,178.0 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $2,943.8 million in unrealized losses with an average price of 73 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $2,192.3 million in unrealized losses within the mortgage-backed and other asset-backed securities sector at December 31, 2008. The average price of the mortgage-backed and other asset-backed securities sector was 52 and the average credit rating was AA-. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we had the ability and intent to hold the available-for-sale securities with unrealized losses until a recovery of fair value, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31,
2008.

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-
sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes was as follows:

	December 31,
	2009	2008
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$ (1,180.8)	$ (7,729.3)
Noncredit component of impairment losses on fixed maturities, available-for-sale	(260.9)	—
Net unrealized losses on equity securities, available-for-sale	(18.2)	(66.0)
Adjustments for assumed changes in amortization patterns	211.9	1,175.2
Net unrealized gains on derivative instruments	90.4	156.8
Net unrealized gains on equity method subsidiaries and noncontrolling interest
adjustments	103.2	73.6
Provision for deferred income taxes	370.1	2,237.4
Cumulative effect of reclassifying noncredit component of previously recognized
impairment losses on fixed maturities, available-for-sale, net	(9.9)	—
Net unrealized losses on available-for-sale securities and derivative instruments	$ (694.2)	$ (4,152.3)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

Commercial Mortgage Loans

Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2009 and 2008, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2009		2008
	Carrying	Percent	Carrying	Percent
	amount	of total	amount	of total
	($ in millions)
Geographic distribution
New England	$ 446.3	4.4% $	459.4	4.1%
Middle Atlantic	1,535.4	15.2	1,794.8	15.9
East North Central	941.8	9.3	974.9	8.6
West North Central	504.3	5.0	550.0	4.9
South Atlantic	2,641.8	26.1	2,849.9	25.2
East South Central	300.0	3.0	323.2	2.9
West South Central	672.1	6.6	775.9	6.9
Mountain	835.4	8.3	900.3	8.0
Pacific	2,377.2	23.5	2,707.9	24.0
Valuation allowance	(132.5)	(1.4)	(57.0)	(0.5)
Total	$ 10,121.8	100.0% $	11,279.3	100.0%
Property type distribution
Office	$ 2,782.1	27.5% $	2,894.7	25.7%
Retail	2,782.0	27.5	3,004.5	26.7
Industrial	2,394.3	23.7	2,688.1	23.8
Apartments	1,415.2	14.0	1,832.6	16.2
Hotel	497.2	4.9	507.0	4.5
Mixed use/other	383.5	3.8	409.4	3.6
Valuation allowance	(132.5)	(1.4)	(57.0)	(0.5)
Total	$ 10,121.8	100.0% $	11,279.3	100.0%

Commercial Mortgage Loan Valuation Allowance

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized capital gains (losses) on our consolidated statements of operations.

The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related loan specific allowance for losses, were as follows:

	December 31,
	2009	2008
	(in millions)
Impaired loans	$ 116.5	$ 74.4
Allowance for losses	43.8	13.4
Net impaired loans	$ 72.7	$ 61.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)

The total average investment in impaired mortgage loans throughout each respective year and the interest income recognized on impaired mortgage loans were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Average investment in impaired loans	$ 85.3	$ 45.0 $	4.3
Interest income recognized on impaired loans	2.5	9.6	1.1

When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.

A summary of the changes in the commercial mortgage loan valuation allowance is as follows:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
Balance at beginning of year	$ 57.0	$ 42.8	$ 32.2
Provision	126.9	42.9	10.7
Releases	(51.4)	(28.7)	(0.1)
Balance at end of year	$ 132.5	$ 57.0	$ 42.8

Real Estate

Depreciation expense on invested real estate was $41.7 million, $32.0 million and $30.1 million in 2009, 2008 and
2007, respectively. Accumulated depreciation was $290.1 million and $248.1 million as of December 31, 2009 and 2008, respectively.

Other Investments

Other investments include minority interests in unconsolidated entities, domestic joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities is as follows:

	December 31,
	2009	2008
	(in millions)
Total assets	$ 5,434.8	$ 7,604.2
Total liabilities	2,851.2	4,606.0
Total equity	$ 2,583.6	$ 2,998.2

Net investment in unconsolidated subsidiaries	$ 31.1	$ 61.9

	For the year ended December 31,
	2009	2008	2007
	(in million)
Total revenues	$ 2,595.5	$ 2,202.5	$ 2,106.3
Total expenses	2,771.2	2,415.0	1,606.7
Net income (loss)	129.3	(30.3)	496.1

Our share of net income (loss) of unconsolidated subsidiaries	2.5	(41.9)	33.2

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Investments — (continued)
Securities Posted as Collateral

We posted $910.0 million in fixed maturities, available-for-sale securities at December 31, 2009, to satisfy collateral requirements primarily associated with our derivative credit support annex (collateral) agreements and a reinsurance arrangement. In addition, we posted $1,741.4 million in commercial mortgage loans as of December 31, 2009, to satisfy collateral requirements associated with our obligation under funding agreements with the Federal Home Loan Bank of Des
Moines. Since we did not relinquish ownership rights on these securities, they are reported as fixed maturities, available-for-
sale and commercial mortgage loans, respectively, on our consolidated statements of financial position.

7. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies. We have not bought, sold or held these investments for trading purposes.
Types of Derivative Instruments

Interest Rate Contracts
Interest rate risk is the risk that we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

A swaption is an option to enter into an interest rate swap at a future date. We have written these options and received a premium in order to transform our callable liabilities into fixed term liabilities. Swaptions provide us the benefit of the agreed-
upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Foreign Exchange Contracts

Foreign currency risk is the risk that we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-
denominated fixed maturity securities we invest in. We may use currency swaps and currency forwards to hedge foreign currency risk.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-
fixed rate; however, may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We have used currency forwards to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We may sell an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, at the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Other Contracts

Commodity Swaps. Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receive guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We sell investment-type insurance contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. We economically hedge the risk associated with these investment-type insurance contracts.

We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc.
Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

We posted $273.7 million and $300.7 million in cash and securities under collateral arrangements as of December 31,
2009, and December 31, 2008, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2009, and
December 31, 2008, was $1,139.7 million and $2,100.0 million, respectively. With respect to these derivatives, we posted collateral of $273.7 million and $300.7 million as of December 31, 2009 and 2008, respectively, in the normal course of business, which reflects netting under derivative credit support annex agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2009, we would be required to post an additional $36.4 million of collateral to our counterparties.

As of December 31, 2009, and December 31, 2008, we had received $341.3 million and $257.2 million, respectively, of cash collateral associated with our derivative credit support annex agreements. The cash collateral is included in other assets on the consolidated statements of financial position, with a corresponding liability reflecting our obligation to return the collateral recorded in other liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2009	December 31, 2008
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 19,531.0	$ 23,683.6
Futures	43.3	97.3
Swaptions	—	94.8
Foreign exchange contracts:
Foreign currency swaps	5,253.2	6,274.6
Equity contracts:
Options	818.2	797.5
Futures	84.6	63.6
Credit contracts:
Credit default swaps	1,586.4	1,948.9
Other contracts:
Embedded derivative financial instruments	2,838.6	2,458.0
Commodity swaps	40.0	40.0
Total notional amounts at end of period	$ 30,195.3	$ 35,458.3

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 578.9	$ 1,105.1
Foreign exchange contracts:
Foreign currency swaps	578.7	558.1
Equity contracts:
Options	149.8	222.1
Credit contracts:
Credit default swaps	15.5	70.7
Total gross credit exposure	1,322.9	1,956.0
Less: collateral received	383.5	278.5
Net credit exposure	$ 939.4	$ 1,677.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)
The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$ 81.5	$ 250.8	$ 309.1	$ 722.0
Foreign exchange contracts	444.4	410.8	240.6	300.5
Total derivatives designated as
hedging instruments	$ 525.9	$ 661.6	$ 549.7	$ 1,022.5

Derivatives not designated as
hedging instruments
Interest rate contracts	$ 433.4	$ 802.1	$ 336.8	$ 621.5
Foreign exchange contracts	88.0	116.7	72.2	147.6
Equity contracts	149.8	222.1	—	—
Credit contracts	15.5	70.7	84.0	227.2
Other contracts	—	—	121.7	164.9
Total derivatives not designated as
hedging instruments	$ 686.7	$ 1,211.6	$ 614.7	$ 1,161.2

Total derivative instruments	$ 1,212.6	$ 1,873.2	$ 1,164.4	$ 2,183.7

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a fair value of
$17.1 million and $39.9 million as of December 31, 2009, and December 31, 2008, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities.
These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions.
The effect of this purchased protection would reduce our total maximum future payments by $47.0 million and $60.8 million as of December 31, 2009, and December 31, 2008, respectively. These credit derivative transactions had a net fair value of $2.4 million and $21.2 million as of December 31, 2009, and December 31, 2008, respectively. Our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturity securities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security as of December 31, 2009, and December 31, 2008.
The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2009
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.6)	$ 135.0	4.9
A	609.0	1.2	609.0	3.6
BBB	220.0	0.2	220.0	1.8
BB	10.0	—	10.0	0.8
Structured finance
AA	9.9	(6.0)	9.9	2.5
BBB	16.0	(15.2)	16.0	9.6
CCC	22.0	(20.2)	22.0	10.4
Total single name credit default swaps	1,021.9	(40.6)	1,021.9	3.6

Basket and index credit default swaps
Corporate debt
A	6.0	(0.1)	6.0	2.0
BBB	20.0	—	20.0	0.5
CCC	15.0	(11.9)	15.0	3.0
Government/municipalities
A	50.0	(9.3)	50.0	5.1
Structured finance
AA	20.0	(5.9)	20.0	5.4
BBB	5.0	(1.2)	5.0	15.9
Total basket and index credit default swaps	116.0	(28.4)	116.0	4.4
Total credit default swap protection sold	$ 1,137.9	$ (69.0)	$ 1,137.9	3.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

	December 31, 2008
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AAA	$ 10.0	$ (1.0)	$ 10.0	4.5
AA	135.0	(4.6)	135.0	5.4
A	554.0	(25.8)	554.0	4.8
BBB	305.0	(24.4)	305.0	2.7
BB	33.0	(1.4)	33.0	0.5
Structured finance
A	9.9	(7.9)	9.9	3.5
BBB	16.0	(15.0)	16.0	22.5
BB	22.0	(18.1)	22.0	7.1
Total single name credit default swaps	1,084.9	(98.2)	1,084.9	4.4

Basket and index credit default swaps
Corporate debt
AAA	35.0	(0.2)	35.0	1.0
A	20.0	(1.4)	20.0	1.6
BBB	35.0	(16.3)	35.0	2.6
BB	130.0	(53.3)	130.0	1.5
CCC	20.0	(20.0)	20.0	3.0
Government/municipalities
AA	50.0	(19.3)	50.0	6.2
Structured finance
AA	25.0	(15.4)	25.0	8.6
Total basket and index credit default swaps	315.0	(125.9)	315.0	3.0
Total credit default swap protection sold	$ 1,399.9	$ (224.1)	$ 1,399.9	4.1

We also have invested in available-for-sale fixed maturity securities that contain credit default swaps that do not require bifurcation. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturity securities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show by the types of referenced/underlying asset class and external rating of the available-for-sale fixed maturity security our fixed maturity securities with nonbifurcatable embedded credit derivatives as of December 31, 2009, and December 31, 2008.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

	December 31, 2009
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AA	$ 15.0	$ 14.3	0.7
A	15.0	14.6	0.3
BBB	5.0	4.9	0.3
BB	35.0	29.1	5.1
CCC	51.4	43.8	4.5
C	22.7	6.5	6.6
Total corporate debt	144.1	113.2	4.3
Structured finance
AA	9.5	5.6	9.1
A	7.0	5.0	6.8
BBB	41.1	23.2	6.8
BB	32.6	17.4	7.3
B	7.4	3.1	7.3
CCC	16.1	5.7	19.4
CC	18.0	0.8	7.8
C	10.8	3.3	12.9
Total structured finance	142.5	64.1	11.2
Total fixed maturity securities with credit derivatives	$ 286.6	$ 177.3	8.3

	December 31, 2008
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AAA	$ 55.0	$ 25.9	4.5
AA	5.0	4.0	1.3
A	35.0	19.0	3.1
BB	44.9	16.5	5.9
B	1.4	1.4	8.7
C	8.8	5.7	8.0
Total corporate debt	150.1	72.5	5.4
Structured finance
AAA	32.0	17.1	5.5
AA	47.4	18.4	5.6
A	66.0	15.1	5.5
BBB	34.4	14.4	6.5
BB	54.8	7.0	8.2
CCC	0.4	0.4	3.0
Total structured finance	235.0	72.4	6.1
Total fixed maturity securities with credit derivatives	$ 385.1	$ 144.9	5.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into
U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We also sell callable investment-type insurance contracts and use cancellable interest rate swaps and have written interest rate swaptions to hedge the changes in fair value of the callable feature.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss) recognized in net income				Amount of gain (loss) recognized in net
	on derivatives for the year ended December 31,				income on related hedged item for the year
Derivatives in fair		(1)			ended December 31, (1)
value hedging				Hedged items in fair value
relationships	2009	2008	2007	hedging relationships	2009	2008	2007
		(in millions)				(in millions)
Interest rate				Fixed maturities,
contracts	$ 308.6	$ (532.2)	$ (155.4)	available-for-sale	$ (264.0)	$ 510.8	$147.4
Interest rate				Investment-type
contracts	(30.8)	47.8	12.7	insurance contracts	46.9	(68.1)	(16.8)
Foreign
exchange				Fixed maturities,
contracts	4.8	(0.1)	(9.6)	available-for-sale	(6.0)	0.6	9.8
Foreign
exchange				Investment-type
contracts	82.4	(199.8)	26.7	insurance contracts	(86.2)	214.4	(27.5)
Total	$ 365.0	$ (684.3)	$ (125.6)	Total	$ (309.3)	$ 657.7	$112.9

(1)	The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains
(losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships for the years ended December 31, 2009, 2008 and 2007.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale (1)	$ (143.5)	$(63.4)	$23.1
Investment-type insurance contracts (2)	106.2	64.8	12.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 10.5 years.
At December 31, 2009, we had $45.7 million of gross unrealized gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. During the year ended December 31, 2009, $40.4 million of gross unrealized losses were reclassified from OCI into net realized capital gains (losses) as a result of the determination that hedged cash flows of a forecasted liability issuance were probable of not occurring. No amounts were reclassified from OCI into net income as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2008 and 2007.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position for the years ended December 31, 2009, 2008 and 2007. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss) recognized in				Amount of gain (loss) reclassified
		AOCI on derivatives (effective			Location of gain (loss)	from AOCI on derivatives
Derivatives in		portion) for the year ended			reclassified from AOCI	(effective portion) for the year
cash flow		December 31,			into	ended December 31,
hedging					net income (effective
relationships	Related hedged item	2009	2008	2007	portion)	2009	2008	2007
		(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$ (124.4)	$ 206.7	$ 61.6	income	$ 4.8	$ 3.6	$ 4.5
Benefits, claims and
Interest rate	Investment-type				settlement
contracts	insurance contracts	112.3	(38.1)	(18.1)	expenses	(1.0)	(0.3)	—
Foreign
exchange	Fixed maturities,				Net investment
contracts	available-for-sale	(216.8)	234.6	(63.0)	income	—	—	—
Foreign					Benefits, claims and
exchange	Investment-type				settlement
contracts	insurance contracts	167.4	(316.0)	168.0	expenses	(5.6)	1.0	—
Net realized capital
					gains (losses)	22.8	(4.0)	(3.9)
Total		$ (61.5)	$ 87.2	$ 148.5	Total	$ 21.0	$ 0.3	$ 0.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Derivative Financial Instruments — (continued)

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships for the years ended December 31, 2009, 2008 and 2007.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2009	2008	2007
	(in millions)
Fixed maturities, available-for-sale (1)	$ 16.9	$8.0	$13.1
Investment-type insurance contracts (2)	(20.0)	(2.7)	(14.4)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net loss resulting from the ineffective portion of interest rate contracts in cash flow hedging relationships was zero for the years ended December 31, 2009, 2008 and 2007, respectively. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was $2.2 million, $0.4 million and $2.1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

We expect to reclassify net losses of $4.1 million from AOCI into net income in the next 12 months, which includes both net deferred losses on discontinued hedges and periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Derivatives Not Designated as Hedging Instruments

Our use of futures, certain swaptions and swaps, options and currency forwards are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, flow directly into net realized capital gains (losses).

The following tables show the effect of derivatives not designated as hedging instruments, including market value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007. Gains (losses) are reported in net realized capital gains (losses) on the consolidated statements of operations.

	Amount of gain (loss) recognized in net income on derivatives for the year
	ended December 31,
Derivatives not designated as hedging instruments	2009	2008	2007
	(in millions)
Interest rate contracts	$ (58.8)	$ 90.4	$(8.3)
Foreign exchange contracts	68.3	(128.3)	3.7
Equity contracts	(107.7)	86.3	10.3
Credit contracts	61.7	(102.0)	(67.3)
Other contracts (1)	7.8	(43.2)	(27.1)
Total	$ (28.7)	$ (96.8)	$(88.7)

(1) Primarily includes the change in fair value of embedded derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the
Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block.
Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the
Closed Block, adjusted to eliminate the impact of related amounts in accumulated other comprehensive income.

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed
Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31,
2009 and 2008, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains (losses) did not exceed the cumulative expected earnings. Therefore, there was no PDO liability as of December
31, 2009 and 2008.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Closed Block — (continued)

Closed Block liabilities and assets designated to the Closed Block were as follows:
	December 31,
	2009	2008
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$ 5,172.9	$ 5,309.9
Other policyholder funds	23.9	25.9
Policyholder dividends payable	308.9	328.9
Other liabilities	14.7	47.1
Total Closed Block liabilities	5,520.4	5,711.8
Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,748.6	2,429.5
Fixed maturities, trading	31.0	32.8
Equity securities, available-for-sale	14.4	15.9
Mortgage loans	591.8	618.1
Policy loans	747.2	758.2
Other investments	157.5	183.8
Total investments	4,290.5	4,038.3
Cash and cash equivalents	33.6	39.4
Accrued investment income	69.2	70.1
Premiums due and other receivables	18.7	18.2
Deferred income tax asset	133.3	270.4
Total assets designated to the Closed Block	4,545.3	4,436.4
Excess of Closed Block liabilities over assets designated to the Closed Block	975.1	1,275.4
Amounts included in accumulated other comprehensive loss	(61.6)	(307.7)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$ 913.5	$ 967.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

8. Closed Block — (continued)
Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Revenues
Premiums and other considerations	$ 508.6	$ 550.4	$ 576.6
Net investment income	268.6	280.9	288.3
Net realized capital losses	(23.5)	(12.7)	(12.9)
Total revenues	753.7	818.6	852.0
Expenses
Benefits, claims and settlement expenses	422.1	467.6	485.8
Dividends to policyholders	235.9	261.8	286.4
Operating expenses	6.8	7.4	12.1
Total expenses	664.8	736.8	784.3
Closed Block revenues, net of Closed Block expenses, before income taxes	88.9	81.8	67.7
Income taxes	28.1	25.6	20.7
Closed Block revenues, net of Closed Block expenses and income taxes	60.8	56.2	47.0
Funding adjustment charges	(6.6)	(8.5)	(9.4)
Closed Block revenues, net of Closed Block expenses, income taxes and funding
adjustment charges	$ 54.2	$ 47.7	$ 37.6

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Beginning of year	$ 967.7	$ 1,015.4	$ 1,053.0
End of year	913.5	967.7	1,015.4
Change in maximum future earnings	$ (54.2)	$ (47.7)	$ (37.6)

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

9. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2009, 2008 and 2007 were as follows:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
Balance at beginning of year	$ 3,970.1	$ 2,626.7	$ 2,265.9
Cost deferred during the year	454.3	637.9	568.8
Amortized to expense during the year (1)	93.9)	(375.0)	(351.4)
Adjustment related to unrealized (gains) losses on available-for-sale
securities and derivative instruments	(875.7)	1,080.5	143.4
Balance at end of year	$ 3,454.8	$ 3,970.1	$ 2,626.7

(1) Includes adjustments for revisions to estimated gross profits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

10. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2009	2008
	(in millions)
Liabilities for investment-type insurance contracts:
GICs	$ 10,839.2	$ 11,857.4
Funding agreements	12,511.2	15,757.3
Other investment-type insurance contracts	891.4	987.1
Total liabilities for investment-type insurance contracts	24,241.8	28,601.8
Liabilities for individual annuities	11,428.4	10,672.3
Universal life and other reserves	4,094.5	3,772.3
Total contractholder funds	$ 39,764.7	$ 43,046.4

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors, as well as to four separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities.
Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2009 and 2008,
$2,502.2 million and $3,159.1 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro
4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2009 and 2008, $1,404.2 million and $1,415.2 million, respectively, of liabilities are outstanding with respect to the issuances outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets.
The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2009 and 2008,
$2,474.0 million and $2,468.7 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In
February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2009 and 2008, $5,122.4 million and
$7,655.5 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

Due to a downturn in the credit market, we reduced the amount of medium term note issuances in 2008 and had no issuances in 2009. As economic conditions change, we will reassess the issuance of funding agreements to these medium term note programs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
10. Insurance Liabilities — (continued)

Future Policy Benefits and Claims

Activity associated with unpaid accident and health claims is summarized as follows:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
Balance at beginning of year	$ 991.8	$ 964.3	$ 877.2
Incurred:
Current year	1,888.3	1,994.5	2,160.6
Prior years	(33.4)	(56.7)	(12.8)
Total incurred	1,854.9	1,937.8	2,147.8
Payments:
Current year	1,507.1	1,588.6	1,738.5
Prior years	314.0	321.7	322.2
Total payments	1,821.1	1,910.3	2,060.7
Balance at end of year:
Current year	381.2	405.9	422.1
Prior years	644.4	585.9	542.2
Total balance at end of year	$ 1,025.6	$ 991.8	$ 964.3

Supplemental information:
Claim adjustment expense liabilities	$ 40.7	$ 39.1	$ 37.0
Reinsurance recoverables	3.7	4.3	4.2

Incurred liability adjustments relating to prior years, which affected current operations during 2009, 2008 and 2007, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

11. Debt

Short-Term Debt

As of December 31, 2009, we had credit facilities with various financial institutions in an aggregate amount of
$644.0 million. As of December 31, 2009 and 2008, we had $312.1 million and $291.1 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with zero assets pledged as support. Interest paid on intercompany debt was $1.3 million, $8.3 million and $19.6 million during 2009, 2008 and 2007, respectively.

The weighted-average interest rates on short-term borrowings as of December 31, 2009 and 2008, were 0.4% and
0.5%, respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2009 and 2008, were as follows:

	December 31,
	2009	2008
	(in millions)
8% surplus notes payable, due 2044	99.2	99.2
Other mortgages and notes payable	21.6	22.0
Total long-term debt	$ 120.8	$121.2

The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Debt — (continued)

On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31,
2009, 2008 and 2007 was approved by the Commissioner, and charged to expense.
Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1,
2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments.
Outstanding principal balances as of December 31, 2009, ranged from $5.9 million to $9.1 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding principal balances as of December 31, 2008, ranged from $6.0 million to $9.3 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $30.1 million and $30.4 million as of December 31, 2009 and 2008, respectively.
At December 31, 2009, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2010	$ 0.4
2011	0.4
2012	0.4
2013	8.8
2014	6.0
Thereafter	104.8
Total future maturities of the long-term debt	$ 120.8

12. Income Taxes
Our income tax expense (benefit) from continuing operations was as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Current income taxes:
U.S. federal	$ 140.4	$ 116.0	$ 288.7
State and foreign	10.3	34.7	25.3
Total current income taxes	150.7	150.7	314.0
Deferred income taxes	(25.9)	(106.4)	(112.8)
Total income taxes	$ 124.8	$ 44.3	$ 201.2

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective tax rate from continuing operations is as follows:

	For the year ended
	December 31,
	2009	2008	2007
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(11)	(19)	(12)
Interest exclusion from taxable income	(4)	(6)	(2)
Other	(1)	—	—
Effective income tax rate	19%	10%	21%

As of December 31, 2009, the total unrecognized tax benefits were $52.6 million. Of this amount, $20.3 million, if recognized, would reduce the 2009 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2009 and 2008, we had recognized $22.5 million and $21.3 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
12. Income Taxes — (continued)

A summary of the changes in unrecognized tax benefits follows.

In management’s judgment, the total deferred income tax asset is more likely than not to be realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net unrealized losses on available-for-sale securities.
There is no valuation allowance provided for the deferred tax asset attributable to unrealized losses on available-for-sale securities. Management expects to recover the unrealized losses by holding the securities until maturity or recovery in value;
therefore, the related deferred tax asset is expected to reverse over time.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Income Taxes — (continued)

The total deferred income tax asset also includes capital and net operating loss carryforwards for tax purposes available to offset future capital gains and taxable income, respectively. The total capital loss carryforward, available to offset future capital gains, was $460.6 million as of December 31, 2009. If not used, the remaining 2008 capital loss carryforward of $121.1 million and the $339.5 million capital loss generated in 2009 will expire in 2013 and 2014, respectively. Domestic state net operating loss carryforwards were $2.1 million as of December 31, 2009, and will expire between 2017 and 2029. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not to be realized.

Accumulated net operating losses of $485.2 million and $376.6 million at December 31, 2009 and 2008, respectively, are attributed to captive reinsurance companies that are temporarily excluded from our consolidated U.S. federal income tax return. These net operating losses will expire between 2021 and 2024. One of the captive reinsurance companies will be able to join the consolidated U.S. federal income tax return in 2012, with the other in 2013. All accumulated net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

The Internal Revenue Service (“IRS”) has completed examination of our consolidated federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We are also litigating a partnership issue for the years 2002-2003 in the federal district court of Iowa.
We had $241.0 million and $230.8 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2009 and 2008, respectively.
We do not expect the litigation to be resolved within the next twelve months.

The IRS commenced examination of the U.S. consolidated federal income tax returns for 2004-2005 in March 2007.
The fieldwork is substantially complete and the final report is expected to be received sometime in the second or third quarter of
2010. The statute of limitations for the 2004-2005 tax years expires on September 15, 2010. The IRS commenced examination of the U.S. consolidated federal income tax returns for 2006-2007 in March 2009 and of the tax return for 2008 in January 2010.

We believe it is reasonably possible that the amount of our unrecognized tax benefits could increase by $0.0 million to $11.0 million within the next twelve months. The uncertainty is associated with our affiliate’s investment in a transaction that gave rise to foreign tax credits. We expect the IRS to disallow some or all of these foreign tax credits. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the
Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of
35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.

For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008 and 2009, we used a December 31 measurement date in connection with our adoption of required measurement date guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)
Obligations and Funded Status

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2009	2008	2009	2008
		(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$ (1,712.1)	$ (1,603.8)	$ (335.0)	$ (271.9)
Service cost	(51.4)	(62.0)	(11.3)	(10.5)
Interest cost	(100.8)	(124.3)	(19.7)	(20.9)
Actuarial loss	(26.8)	(8.1)	(2.8)	(44.0)
Participant contributions	—	—	(5.5)	(6.0)
Benefits paid	72.8	86.1	15.0	19.1
Other	20.9	—	(0.8)	(0.8)
Benefit obligation at end of year	$ (1,797.4)	$ (1,712.1)	$ (360.1)	$ (335.0)
Change in plan assets
Fair value of plan assets at beginning of year	$ 1,010.5	$ 1,597.6	$ 362.0	$ 518.0
Actual return on plan assets	217.0	(556.3)	68.3	(142.9)
Employer contribution	95.6	55.3	0.7	—
Participant contributions	—	—	5.5	6.0
Benefits paid	(72.8)	(86.1)	(15.0)	(19.1)
Fair value of plan assets at end of year	$ 1,250.3	$ 1,010.5	$ 421.5	$ 362.0
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ 78.4	$ 43.3
Other liabilities	(547.1)	(701.6)	(17.0)	(16.3)
Total	$ (547.1)	$ (701.6)	$ 61.4	$ 27.0
Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial loss	$ 564.9	$ 768.2	$ 104.1	$ 152.9
Prior service benefit	(52.7)	(39.5)	(6.8)	(8.8)
Pre-tax accumulated other comprehensive loss	$ 512.2	$ 728.7	$ 97.3	$ 144.1

The accumulated benefit obligation for all defined benefit pension plans was $1,640.5 million and $1,535.8 million at
December 31, 2009 and 2008, respectively.

Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $245.1 million and $269.8 million as of December 31, 2009 and 2008, respectively.

Pension Plan Changes and Plan Gains/Losses

On January 1, 2010, benefits under the Principal Pension Plan are frozen for certain participants. This change was recognized as a prior service cost and resulted in a decrease in liabilities as of December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

For the year ended December 31, 2009, the pension plans had an actuarial loss primarily due to a greater than expected cost of living adjustment and greater number of early retirements. For the year ended December 31, 2008, the pension plans had an actuarial loss primarily due to a decrease in the discount rate offset by a change in certain actuarial assumptions and methods.

Other Postretirement Plan Changes and Plan Gains/Losses

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare
Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under
Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2009, 2008 and 2007, the Medicare subsidies we received and accrued for were $0.8 million and included in service cost.

An actuarial loss occurred during 2009 for the other postretirement benefit plans. This was due to a less than expected increase in retiree contributions, an increase in assumed health care costs for our agents and an increase in the trend assumption.
An actuarial loss occurred during 2008 due to a decrease in the discount rate and a less than expected increase in retiree contributions, which was partially offset by a decrease in the trend assumption and a less than expected increase in health care claim costs.

Information for pension plans with an accumulated benefit obligation in excess of plan assets:

For 2009 and 2008, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2009	2008
	(in millions)
Projected benefit obligation	$ 1,797.4	$1,712.1
Accumulated benefit obligation	1,640.5	1,535.8
Fair value of plan assets	1,250.3	1,010.5

Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

				December 31,
					2009	2008
					(in millions)
Accumulated postretirement benefit obligation				$ 98.7		$ 87.9
Fair value of plan assets					81.7	71.6

Components of net periodic benefit cost:
	Pension benefits			Other postretirement benefits
		For the year ended December 31,
	2009	2008	2007	2009	2008	2007
		(in millions)
Service cost	$ 51.4	$ 62.0	$ 47.1	$ 11.3	$ 10.5	$ 8.0
Interest cost	100.8	124.3	89.5	19.7	20.9	15.5
Expected return on plan assets	(79.5)	(162.8)	(114.2)	(25.8)	(46.9)	(33.7)
Amortization of prior service benefit	(7.7)	(9.6)	(8.3)	(2.1)	(3.1)	(2.6)
Recognized net actuarial (gain) loss	92.6	1.5	10.0	9.2	(4.0)	(1.9)
Net periodic benefit cost (income)	$ 157.6	$ 15.4	$ 24.1	$ 12.3	$ (22.6)	$ (14.7)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

For 2007, we used a measurement date of October 1 for the pension and other postretirement plans. For 2008 and 2009, we used a December 31 measurement date in connection with our adoption of required measurement date guidance. Net periodic benefit cost shown above for 2008 covers the period of 15 months from October 1, 2007, through December 31, 2008.
Net periodic benefit cost for the period from October 1, 2007, to December 31, 2007, was recognized as a direct adjustment to retained earnings during 2008 as required by the measurement date guidance. The breakdown of 2008 net periodic benefit cost between the two periods was as follows:

The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the
10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

Net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2010 fiscal year are $67.6 million and
$(10.1) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2010 fiscal year are $5.1 million and $(2.1) million, respectively.

Assumptions:

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded
Status section

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

Weighted-average assumptions used to determine net periodic benefit cost
		Pension benefits		Other postretirement benefits
		For the year ended December 31,
	2009	2008	2007	2009	2008	2007
Discount rate	6.00%	6.30%	6.15%	6.00%	6.30%	6.15%
Expected long-term return on plan assets	8.00%	8.25%	8.25%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

For the pension benefits, the expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-
term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2008, the long-term expected return on plan assets was lowered to 8.00% for the 2009 expense calculation.

For other postretirement benefits, the 7.30% expected long-term return on plan assets for 2009 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

Assumed health care cost trend rates
	December 31,
	2009	2008
Health care cost trend rate assumed for next year under age 65	11.0%	10.5%
Health care cost trend rate assumed for next year age 65 and over	10.5%	10.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2021	2020

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-
percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
(in millions)
Effect on total of service cost and interest cost components	$ 5.3	$ (4.2)
Effect on accumulated postretirement benefit obligation	(48.9)	39.4

Pension Plan and Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.
•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.
•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds.
•	Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a real estate investment fund and a general account investment of ours.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. One separate account invests in real estate, for which the fair value of the underlying real estate is based on unobservable inputs and used to determine the NAV of the separate account. The fair value of the underlying real estate is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of the Principal Life general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Pension Plan Assets

The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

		As of December 31, 2009
Assets /
	(liabilities)	Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 555.5	$ —	$ 555.5 $	—
U.S. small/mid cap equity portfolios (2)	103.6	—	103.6	—
International equity portfolios (3)	215.5	—	215.5	—
Fixed income security portfolios (4)	288.3	—	288.3	—
Real estate investment portfolios:
Real estate investment trusts (5)	33.4	—	33.4	—
Direct real estate investments (6)	54.0	—	—	54.0
Total	$ 1,250.3	$ —	$ 1,196.3 $	54.0

(1)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(2)	The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.
(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.
(4)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S.
Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(5)	The portfolio invests primarily in publicly traded securities of U.S. equity real estate investment trusts.
(6)	The portfolio invests primarily in U.S. commercial real estate properties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Direct real estate investments	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0
Total	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0

We have established an investment policy that provides the investment objectives and guidelines for the pension plan.
Our investment strategy is to achieve the following:

• Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
• Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.
• Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the overall target asset allocation for the qualified plan assets is:

Asset category	Target allocation
U.S. large cap equity portfolios and U.S. small/mid cap equity portfolios	35% - 60%
International equity portfolios	5% - 20%
Fixed income security portfolios	20% - 30%
Real estate investment portfolios	3% - 10%

Other Postretirement Benefit Plan Assets

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)
		As of December 31, 2009
Assets /
	(liabilities)	Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
Cash (1)	$ 1.0	$ 1.0 $	—	$ —
Fixed income security portfolios:
Fixed income investment funds (2)	131.1	131.1	—	—
Principal Life general account investment (3)	45.5	—	—	45.5
U.S. equity portfolios (4)	198.9	162.5	36.4	—
International equity portfolios (5)	45.0	34.3	10.7	—
Total	$ 421.5	$ 328.9 $	47.1	$ 45.5

(1)	Represents amounts held in cash or cash equivalents.
(2)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(3)	The general account is invested in various fixed income securities.
(4)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(5)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

$47.1 million of assets in the U.S. equity and international equity portfolios are included in a trust owned life insurance contract.

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Principal Life general account investment	$ 54.9	$ (1.3)	$ —	$ (8.1)	$ —	$ 45.5
Total	$ 54.9	$ (1.3)	$ —	$ (8.1)	$ —	$ 45.5

According to our investment policy, the weighted average target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%

The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)
Contributions

Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2010 in the range of $20-$75 million. This includes funding for both our qualified and nonqualified pension plans. We may contribute to our other postretirement benefit plans in 2010 pending future analysis.

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
	(in millions)
Year ending December 31:
2010	$ 71.9	$ 23.7	$ 1.1
2011	75.9	25.8	1.2
2012	81.5	28.1	1.5
2013	87.1	30.7	1.6
2014	93.4	33.5	1.9
2015-2019	559.2	217.7	13.5

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

13. Employee and Agent Benefits — (continued)

The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

		For the year ended December 31,
		2009			2008
	Qualified Nonqualified			Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ —	$ —	$ —	$ —
Other liabilities	(249.9)	(297.2)	(547.1)	(399.1)	(302.5)	(701.6)
Total	$ (249.9)	$ (297.2)	$ (547.1)	$ (399.1)	$ (302.5)	$ (701.6)
Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$ 495.0	$ 69.9	$ 564.9	$ 690.3	$ 77.9	$ 768.2
Prior service cost benefit	(33.9)	(18.8)	(52.7)	(28.6)	(10.9)	(39.5)
Total pre-tax accumulated other comprehensive loss	$ 461.1	$ 51.1	$ 512.2	$ 661.7	$ 67.0	$ 728.7
Components of net periodic benefit cost
Service cost	$ 41.8	$ 9.6	$ 51.4	$ 50.5	$ 11.5	$ 62.0
Interest cost	83.0	17.8	100.8	100.2	24.1	124.3
Expected return on plan assets	(79.5)	—	(79.5)	(162.8)	—	(162.8)
Amortization of prior service cost benefit	(5.4)	(2.3)	(7.7)	(6.7)	(2.9)	(9.6)
Recognized net actuarial (gain) loss	86.5	6.1	92.6	(9.4)	10.9	1.5
Net periodic benefit cost (income)	$ 126.4	$ 31.2	$ 157.6	$ (28.2)	$ 43.6	$ 15.4
Other changes recognized in accumulated other
comprehensive (income) loss
Net actuarial (gain) loss	$ (108.8)	$ (1.9)	$ (110.7)	$ 740.6	$ (13.4)	$ 727.2
Prior service benefit	(10.7)	(10.2)	(20.9)	—	—	—
Amortization of net gain (loss)	(86.5)	(6.1)	(92.6)	9.4	(10.9)	(1.5)
Amortization of prior service cost benefit	5.4	2.3	7.7	6.7	2.9	9.6
Total recognized in pre-tax accumulated other
comprehensive (income) loss	$ (200.6)	$ (15.9)	$ (216.5)	$ 756.7	$ (21.4)	$ 735.3
Total recognized in net periodic benefit cost and pre-
tax accumulated other comprehensive (income) loss	$ (74.2)	$ 15.3	$ (58.9)	$ 728.5	$ 22.2	$ 750.7

In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $16,500 of their compensation to the plans in 2009. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered
Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75%
contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $33.9 million, $41.2 million and
$40.0 million in 2009, 2008 and 2007, respectively, to our qualified defined contribution plans.

We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2009, we matched the Grandfathered Choice Participant's
Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we matched the participant's contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant's compensation. We contributed $4.6 million, $7.3 million and $7.5 million in 2009, 2008 and 2007, respectively, to our nonqualified defined contribution plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for unspecified or substantial punitive and treble damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k)
plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August
27, 2008, the Plaintiff's Motion for Class Certification was denied. The Plaintiff filed a petition seeking permission to appeal that ruling. The petition was denied on October 28, 2008. On May 11, 2009, Plaintiff filed a new Motion for Class Certification. We are aggressively defending the lawsuit.

On August 28, 2007, two plaintiffs, Walsh and Young, filed a putative class action lawsuit in the United States District
Court for the Southern District of Iowa against us and Princor Financial Services Corporation (the “Principal Defendants”). The
lawsuit alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k)
plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Principal Defendants are aggressively defending the lawsuit.

On July 15, 2009, Integrative Chiropractic Center, P.C. filed a putative class action lawsuit in the United States
District Court of New Jersey against us and PFG ( the "Principal Defendants"). The complaint alleged the Principal
Defendants systematically underpaid out of network health claims through use of a national database used to calculate the usual and customary rate. The plaintiff was also suing on behalf of a subset of purported class members who submitted claims under a group health plan subject to ERISA that was insured or administered by us, and were paid less than the amount submitted on the claim. The complaint alleged violations of ERISA, the Racketeer Influenced and Corrupt
Organizations Act and the Sherman Act. On January 7, 2010, the Plaintiff’s Motion to Dismiss Without Prejudice was
granted by the court.
On October 28, 2009, Judith Curran filed a derivative action lawsuit on behalf of the Principal Funds, Inc. and
Strategic Asset Management (SAM) Portfolio in the United States District Court for the Southern District of Iowa against
Principal Management Corporation, Principal Global Investors, LLC, and Principal Funds Distributor, Inc. (the "Principal
Defendants"). The lawsuit alleges the Principal Defendants breached their fiduciary duty under Section 36(b) of the
Investment Company Act by charging advisory fees and distribution fees that were excessive. The Principal Defendants are aggressively defending the lawsuit.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Contingencies, Guarantees and Indemnifications — (continued)

On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney respectively, filed putative class action lawsuits in the United States District Court for the Southern District of New York against us, PFG, Principal Global
Investors, LLC, and Principal Real Estate Investors, LLC (the "Principal Defendants"). The lawsuits alleged the Principal
Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a withdrawal freeze on September 26, 2008, and instituted a withdrawal queue to honor withdrawal requests as sufficient liquidity became available. Plaintiffs allege these actions constitute a breach of fiduciary duties under
ERISA. Plaintiffs seek to certify a class including all qualified ERISA plans and the participants of those plans that invested in PUSPSA between September 26, 2008 and the present that have suffered losses caused by the queue. The two lawsuits were consolidated and are now known as In re Principal U.S. Property Account Litigation. In addition, on December 11,
2009, the complaint in Jover v. Principal Global Investors, et. al was filed with the U.S. District Court for the Southern
District of New York. Jover asserts similar allegations to Cruise and Mullaney. We anticipate that the Jover complaint will be consolidated with In re Principal U.S. Property Account Litigation cases as the Order of Consolidation in that matter applies to Jover. The Principal Defendants are aggressively defending the lawsuits.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted with any degree of certainty, based upon information currently known and our historical experience in litigating or resolving claims, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is inherently difficult to predict, given the large and indeterminate amounts sought in some proceedings, and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular reporting period.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2009, was approximately $245.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2009 and 2008, the liability balance for guaranty fund assessments, which is not discounted, was $15.1 million and $16.2 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2009 and 2008, $7.4 million and $8.1 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

14. Contingencies, Guarantees and Indemnifications — (continued)

Operating Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2009, 2008 and 2007, respectively, was $50.5 million,
$49.3 million and $50.7 million.

The following represents payments due by period for operating lease obligations as of December 31, 2009 (in millions):

Year ending December 31:
2010	$ 45.7
2011	39.6
2012	29.6
2013	21.0
2014	15.3
2015 and thereafter	62.5
213.7
Less: Future sublease rental income on noncancelable leases	4.0
Total future minimum lease payments	$ 209.7

Capital Leases

We lease hardware storage equipment under capital leases. As of December 31, 2009 and 2008, these leases had a gross asset balance of $16.1 million and $21.0 million and accumulation depreciation of $9.2 million and $10.5 million, respectively. Depreciation expense for the years ended December 31, 2009, 2008 and 2007 was $5.2 million, $6.2 million and $5.0 million, respectively.

As of December 31, 2007, we leased an aircraft and the depreciation expense for the year ended December 31, 2007 was $0.6 million. This lease expired in early 2008.

The following represents future minimum lease payments due by period for capital lease obligations as of December
31, 2009 (in millions).

Year ending December 31:
2010	$ 4.2
2011	2.5
2012	0.8
2013	0.1
Total	7.6
Less: Amounts representing interest	0.5
Net present value of minimum lease payments	$ 7.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Stockholder’s Equity
Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.
The components of accumulated other comprehensive income (loss) were as follows:

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income
	(in millions)
Balances at January 1, 2007	$ 579.0	$ 24.6	$ (5.5)	$ 14.5	$ 612.6
Net change in unrealized gains on fixed
maturities, available-for-sale	(983.5)	—	—	—	(983.5)
Net change in unrealized gains on equity
securities, available-for-sale	(12.1)	—	—	—	(12.1)
Net change in unrealized gains on equity
method subsidiaries and minority
interest adjustments	22.0	—	—	—	22.0
Adjustments for assumed changes in
amortization pattern	130.3	—	—	—	130.3
Net change in unrealized gains on
derivative instruments	—	(7.6)	—	—	(7.6)
Change in net foreign currency
translation adjustment	—	—	1.7	—	1.7
Change in unrecognized postretirement
benefit obligations	—	—	—	81.1	81.1
Net change in provision for deferred
income tax benefit (expense)	295.5	4.6	1.3	(28.4)	273.0
Balances at December 31, 2007	31.2	21.6	(2.5)	67.2	117.5
Net change in unrealized gains on fixed
maturities, available-for-sale	(7,782.1)	—	—	—	(7,782.1)
Net change in unrealized gains on equity
securities, available-for-sale	(61.1)	—	—	—	(61.1)
Net change in unrealized gains on equity
method subsidiaries and minority
interest adjustments	76.2	—	—	—	76.2
Adjustments for assumed changes in
amortization pattern	1,173.0	—	—	—	1,173.0
Net change in unrealized gains on
derivative instruments	—	124.5	—	—	124.5
Change in net foreign currency
translation adjustment	—	—	(23.8)	—	(23.8)
Effects of changing postretirement
benefit plan measurement date	—	—	—	(3.1)	(3.1)
Change in unrecognized postretirement
benefit obligations	—	—	—	(973.1)	(973.1)
Net change in provision for deferred
income tax benefit (expense)	2,307.9	(43.5)	8.3	341.7	2,614.4
Balances at December 31, 2008	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Stockholder’s Equity — (continued)
	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	losses on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	loss
	(in millions)
Balances at January 1, 2009	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)
Net change in unrealized losses on fixed
maturities, available-for-sale	6,548.5	—	—	—	6,548.5
Net change in noncredit component of
impairment losses on fixed maturities,
available-for-sale	(260.9)	—	—	—	(260.9)
Net change in unrealized losses on equity
securities, available-for-sale	47.8	—	—	—	47.8
Net change in unrealized losses on equity
method subsidiaries and noncontrolling
interest adjustments	29.6	—	—	—	29.6
Adjustments for assumed changes in
amortization pattern	(963.3)	—	—	—	(963.3)
Net change in unrealized gains on
derivative instruments	—	(66.4)	—	—	(66.4)
Change in net foreign currency
translation adjustment	—	—	33.2	—	33.2
Change in unrecognized postretirement
benefit obligations	—	—	—	263.3	263.3
Cumulative effect of reclassifying
noncredit component of previously
recognized impairment losses on fixed
maturities, available-for-sale, net	(9.9)	—	—	—	(9.9)
Net change in provision for deferred
income tax benefit (expense)	(1,890.6)	23.3	(11.6)	(92.2)	(1,971.1)
Balances at December 31, 2009	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

15. Stockholder’s Equity — (continued)

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Unrealized gains (losses) on available-for-sale securities and derivative
instruments arising during the year	$ 2,992.7	$ (4,190.0)	$ (631.7)
Adjustment for realized gains (losses) on available-for-sale securities and
derivative instruments included in net income	465.4	(15.1)	80.9
Unrealized gains (losses) on available-for-sale securities and derivative
instruments, as reported	$ 3,458.1	$ (4,205.1)	$ (550.8)

The above table includes unrealized gains (losses) on available-for-sale securities and derivatives in cash flow hedge relationships net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2009 statutory results, we could pay approximately $608.7 million in stockholder dividends in 2010 without exceeding the statutory limitation.

16. Fair Value of Financial Instruments

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.

Determination of fair value

The following discussion describes the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2009.

Fixed Maturities and Equity Securities

In determining fair value for fixed maturities, our first priority is to obtain prices from third party pricing vendors.
We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm that they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to corporate bonds, as described below, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available. As of December 31, 2009, less than 1% of our fixed maturity securities, which were classified as Level 3 assets, were valued using internal pricing models.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)

For corporate bonds where quoted market prices are not available, a matrix pricing valuation approach is used. In this approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

Fair values of equity securities are determined using public quotations, when available. When public quotations are not available, we may utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes or through the use of internal models or analysis.

Mortgage Loans

Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral, which is estimated using appraised values.

Policy Loans

Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S.
Treasury curve.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices. The fair values of over-
the-counter derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our over-the-counter derivatives are valued with models that use market observable inputs.
Significant inputs include interest rates, currency exchange rates, credit spread curves, equity prices, and volatility. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions.

Our derivative contracts are generally documented under International Swaps and Derivatives Association, Inc. Master
Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties.
Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread adjustment. This credit spread reflects an appropriate adjustment to our valuations for nonperformance risk based on the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate.

Other Investments

Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The carrying amounts of other assets classified as other investments in the accompanying consolidated statements of financial position approximate their fair values.

Cash and Cash Equivalents

Because of the nature of these assets, carrying amounts approximate fair values. Fair values of cash equivalents may be determined using public quotations, when available.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)
Separate Account Assets

Separate account assets include public equity, public and private debt securities and derivative instruments, for which fair values are determined as previously described. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Cash Collateral and Cash Collateral Payable

The carrying amounts of cash collateral received and posted under derivative credit support annex (collateral)
agreements and the carrying amount of the payable associated with our obligation to return the cash collateral received approximate their fair value.

Investment-Type Insurance Contracts

The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.

Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility, correlations, among other things) and policyholder behavior assumptions (such as lapse, mortality, utilization, withdrawal patterns, among other things). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.

The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.

Short-Term Debt

The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity.

Long-Term Debt

Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Separate Account Liabilities

Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)
Bank Deposits

The fair value of deposits of our Principal Bank subsidiary with no stated maturity, such as demand deposits, savings, and interest-bearing demand accounts, is equal to the amount payable on demand (i.e., their carrying amounts). The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities. The fair value estimates do not include the benefit that results from the low-cost funding provided by the deposit liabilities compared to the cost of borrowing funds in the market.

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities utilizing the yield, credit quality and average maturity of each security.

Carrying value and estimated fair value of financial instruments
	December 31,
	2009		2008
	Carrying amount	Fair value	Carrying amount	Fair value
	(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$ 43,518.4	$43,518.4	$38,064.0	$38,064.0
Fixed maturities, trading	484.8	484.8	752.1	752.1
Equity securities, available-for-sale	211.7	211.7	234.2	234.2
Equity securities, trading	177.2	177.2	125.7	125.7
Mortgage loans	11,250.5	10,808.7	12,633.8	12,001.6
Policy loans	881.3	1,001.4	881.4	1,119.4
Other investments	154.8	154.8	146.7	146.7
Cash and cash equivalents	2,044.5	2,044.5	2,536.7	2,536.7
Derivative assets	1,212.6	1,212.6	1,873.2	1,873.2
Separate account assets	57,380.8	57,380.8	51,069.2	51,069.2
Collateral received	374.3	374.3	277.6	277.6
Investment-type insurance contracts	(35,670.2)	(34,178.4)	(39,274.1)	(36,043.3)
Short-term debt	(312.1)	(312.1)	(291.1)	(291.1)
Long-term debt	(120.8)	(104.7)	(121.2)	(109.4)
Separate account liabilities	(51,559.8)	(50,709.1)	(46,549.6)	(45,609.3)
Derivative liabilities	(1,048.1)	(1,048.1)	(2,034.5)	(2,034.5)
Bank deposits	(2,185.8)	(2,188.5)	(2,142.6)	(2,167.0)
Collateral posted	(355.6)	(355.6)	(277.6)	(277.6)
Other liabilities	(99.2)	(99.2)	(109.3)	(109.3)

Valuation hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

• Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level
1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.
• Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturity securities
(including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.
• Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain fixed maturity securities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, complex derivatives and embedded derivatives that must be priced using broker quotes or other valuation methods that utilize at least one significant unobservable input.

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)
Assets and liabilities measured at fair value on a recurring basis
Assets and liabilities measured at fair value on a recurring basis are summarized below.

		As of December 31, 2009
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale
U.S. government and agencies	$ 538.6	$ 11.2	$ 527.4	$ —
Non-U.S. governments	462.4	—	462.4	—
States and political subdivisions	2,048.6	—	2,037.1	11.5
Corporate	30,767.0	95.2	30,008.1	663.7
Residential mortgage-backed securities	3,101.3	—	3,101.3	—
Commercial mortgage-backed securities	3,599.7	—	3,565.4	34.3
Collateralized debt obligations	369.6	—	72.8	296.8
Other debt obligations	2,631.2	—	2,554.6	76.6
Total fixed maturities, available-for-sale	43,518.4	106.4	42,329.1	1,082.9
Fixed maturities, trading	484.8	—	421.3	63.5
Equity securities, available-for-sale	211.7	140.0	—	71.7
Equity securities, trading	177.2	91.2	86.0	—
Derivative assets (1)	1,212.6	—	1,158.2	54.4
Other investments (2)	63.1	4.1	59.0	—
Cash equivalents (3)	1,156.2	614.7	541.5	—
Sub-total excluding separate account assets	46,824.0	956.4	44,595.1	1,272.5

Separate account assets	57,380.8	39,511.7	13,872.1	3,997.0
Total assets	$ 104,204.8	$ 40,468.1	$ 58,467.2	$ 5,269.5

Liabilities
Investment-type insurance contracts (4)	$ (17.1)	$ —	$ —	$ (17.1)
Derivative liabilities (1)	(1,048.1)	—	(954.4)	(93.7)
Other liabilities (4)	(99.2)	—	(10.1)	(89.1)
Total liabilities	$ (1,164.4)	$ —	$ (964.5)	$ (199.9)

Net assets (liabilities)	$ 103,040.4	$ 40,468.1	$ 57,502.7	$ 5,069.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)

		As of December 31, 2008
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale	$ 38,064.0	$ 96.8	$ 36,831.2	$ 1,136.0
Fixed maturities, trading	752.1	—	691.4	60.7
Equity securities, available-for-sale	234.2	169.8	8.2	56.2
Equity securities, trading	125.7	31.1	94.6	—
Derivative assets (1)	1,873.2	—	1,772.5	100.7
Other investments (2)	66.0	3.3	62.7	—
Cash equivalents (3)	1,601.1	649.4	951.7	—
Sub-total excluding separate account assets	42,716.3	950.4	40,412.3	1,353.6

Separate account assets	51,069.2	30,609.3	14,567.3	5,892.6
Total assets	$ 93,785.5	$ 31,559.7	$ 54,979.6	$ 7,246.2

Liabilities
Investment-type insurance contracts (4)	$ (39.9)	$ —	$ —	$ (39.9)
Derivative liabilities (1)	(2,034.5)	—	(1,767.6)	(266.9)
Other liabilities (4)	(109.3)	—	(5.5)	(103.8)
Total liabilities	$ (2,183.7)	$ —	$ (1,773.1)	$ (410.6)

Net assets (liabilities)	$ 91,601.8	$ 31,559.7	$ 53,206.5	$ 6,835.6

(1)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities.
(2)	Primarily includes seed money investments reported at fair value.
(3)	Includes short-term investments with a maturity date of three months or less when purchased.
(4)	Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

16. Fair Value of Financial Instruments — (continued)
Changes in Level 3 fair value measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

		For the year ended December 31, 2009					Changes in
	Beginning	Total realized/unrealized gains				Ending	unrealized
	asset /	(losses)				asset /	gains (losses)
	(liability)			Purchases,		(liability)	included in
	balance as		Included in	sales,	Transfers	balance	net income
	of	Included in	other	issuances	in (out) of	as of	relating to
	December	net income	comprehensive	and	Level 3	December	positions still
	31, 2008	(1)	income	settlements	(3)	31, 2009	held (1)
		(in millions)
Assets
Fixed maturities, available-for-sale
Non-U.S. governments	$ 33.6	$ (10.2)	$ 2.6	$ (26.0)	$ —	$ —	$ —
State and political subdivisions	—	—	1.3	—	10.2	11.5	—
Corporate	725.5	(25.9)	159.4	(382.9)	187.6	663.7	(31.5)
Commercial mortgage-backed
securities	58.0	(0.3)	9.8	(12.1)	(21.1)	34.3	—
Collateralized debt obligations	236.8	(63.9)	150.4	(10.6)	(15.9)	296.8	(63.5)
Other debt obligations	82.1	(2.1)	17.4	25.9	(46.7)	76.6	—
Total fixed maturities, available-
for-sale	1,136.0	(102.4)	340.9	(405.7)	114.1	1,082.9	(95.0)
Fixed maturities, trading	60.7	13.0	—	—	(10.2)	63.5	13.1
Equity securities, available-for-sale	56.2	(0.2)	30.3	(43.7)	29.1	71.7	(2.0)
Derivative assets	100.7	(43.6)	(0.2)	(2.5)	—	54.4	(30.5)
Separate account assets	5,892.6	(1,577.4)	—	(290.2)	(28.0)	3,997.0	(1,464.2)

Liabilities
Investment-type insurance
contracts	(39.9)	(3.0)	—	25.8	—	(17.1)	(3.0)
Derivative liabilities	(266.9)	141.4	7.2	24.6	—	(93.7)	88.8
Other liabilities (2)	(103.8)	—	33.2	(18.5)	—	(89.1)	—

	For the year ended December 31, 2008						Changes in
		Total realized/unrealized gains				Ending	unrealized
	Beginning	(losses)				asset /	gains (losses)
	asset /			Purchases,		(liability)	included in
	(liability)		Included in	sales,	Transfers	balance	net income
	balance as	Included in	other	issuances	in (out) of	as of	relating to
	of January	net income	comprehensive	and	Level 3	December	positions still
	1, 2008	(1)	income	settlements	(3)	31, 2008	held (1)
		(in millions)
Assets
Fixed maturities, available-for-sale	$ 2,153.6	$ (148.5)	$ (508.7)	$ (567.8)	$ 207.4	$ 1,136.0	$ (116.7)
Fixed maturities, trading	92.3	(19.1)	—	(11.4)	(1.1)	60.7	(19.1)
Equity securities, available-for-sale	51.1	(41.5)	(12.1)	20.7	38.0	56.2	(35.3)
Derivative assets	54.3	74.7	(15.8)	(12.5)	—	100.7	62.4
Separate account assets	7,122.2	(958.4)	—	(166.9)	(104.3)	5,892.6	(944.1)

Liabilities
Investment-type insurance
contracts	(49.3)	(38.2)	—	47.6	—	(39.9)	(50.3)
Derivative liabilities	(62.3)	(200.0)	(8.1)	3.5	—	(266.9)	(192.9)
Other liabilities (2)	(155.6)	—	70.0	(18.2)	—	(103.8)	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements (continued)

16. Fair Value of Financial Instruments — (continued)

(1) Both realized gains (losses) and mark-to-market unrealized gains (losses) for the year ended December 31, 2009, are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading are reported in net investment income within the consolidated statements of operations. Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(2) Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in accumulated other comprehensive income.

(3) Assets transferred into and out of Level 3 during 2009 were $518.6 million and $413.6 million, respectively, and during
2008 were $1,405.6 million and $1,265.6 million, respectively. Assets transferred into Level 3 include assets added to our “watch list” that were previously priced using a spread pricing matrix that is no longer relevant when applied to asset-specific situations. The majority of assets that transferred out of Level 3 include those for which we are now able to obtain pricing from a recognized third party pricing vendor.

Assets and liabilities measured at fair value on a nonrecurring basis

Certain assets are measured at fair value on a nonrecurring basis. During 2009, mortgage loans with an aggregate cost of $11.9 million had been written down to fair value of $3.9 million. This write down resulted in a loss of $8.0 million that was recorded in net realized capital gains (losses). These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values.

During 2009, real estate with an aggregate cost of $1.7 million had been written down to fair value of $0.9 million.
This write down resulted in a loss of $0.8 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of the real estate is estimated using appraised values that involve significant unobservable inputs.

During 2008, mortgage servicing rights with an aggregate cost of $13.8 million had been written down to fair value of $12.3 million, resulting in a charge of $1.5 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Transition

In connection with our adoption of fair value measurement accounting on January 1, 2008, we recorded a $13.0 million pre-tax gain in net realized capital gains (losses) resulting from the incorporation of our own creditworthiness and additional risk margins in the valuation of certain embedded derivatives recorded at fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the
Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The
National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Our use of prescribed and permitted statutory accounting practices has resulted in higher statutory surplus of $246.1 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our term life products and “secondary” or “no lapse” guarantee provisions on our universal life products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the
NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2009, we meet the minimum RBC requirements.

Statutory net income and statutory surplus were as follows:

	As of or for the year ended December 31,
	2009	2008	2007
	(in millions)
Statutory net income	$ 42.1	$ 83.3	$ 540.2
Statutory surplus	4,586.2	4,807.7	3,695.0

18. Segment Information

We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset
Management and Life and Health Insurance. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate segment and third-party clients.

The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

The Corporate segment manages the assets representing capital that has not been allocated to any other segment.
Financial results of the Corporate segment primarily reflect our financing activities (including interest expense and preferred stock dividends), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)

Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments and exclude certain market value adjustments of embedded derivatives. Segment operating revenues exclude net realized capital gains
(losses) (except periodic settlements and accruals on non-hedge derivatives), including their impact on recognition of front-
end fee revenues and certain market value adjustments to fee revenues and revenue from our terminated commercial mortgage securities issuance operation. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2009	2008
	(in millions)
Assets:
U.S. Asset Accumulation	$ 106,179.2	$ 99,774.7
Global Asset Management	1,069.0	1,123.3
Life and Health Insurance	15,606.4	14,497.9
Corporate	2,844.2	3,727.7
Total consolidated assets	$ 125,698.8	$ 119,123.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Operating revenues by segment:
U.S. Asset Accumulation	$ 3,673.7	$ 4,331.3	$ 4,617.1
Global Asset Management	392.8	545.8	529.0
Life and Health Insurance	4,426.8	4,660.0	4,840.4
Corporate	(97.3)	(115.5)	(65.1)
Total segment operating revenues	8,396.0	9,421.6	9,921.4
Net realized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee
revenues	(522.1)	(685.5)	(362.5)
Terminated commercial mortgage securities issuance operation	(0.5)	(32.1)	30.1
Operating revenues from discontinued real estate investments	—	—	(0.4)
Total revenues per consolidated statements of operations	$ 7,873.4	$ 8,704.0	$ 9,588.6
Operating earnings (loss) by segment, net of related income taxes:
U.S. Asset Accumulation	$ 485.5	$ 499.6	$ 605.5
Global Asset Management	33.8	86.6	98.0
Life and Health Insurance	245.7	272.2	223.3
Corporate	(7.2)	18.5	45.1
Total segment operating earnings, net of related income taxes	757.8	876.9	971.9
Net realized capital losses, as adjusted (1)	(254.7)	(453.4)	(245.4)
Other after-tax adjustments (2)	(0.7)	(20.4)	14.6
Net income attributable to Principal Life Insurance Company per
consolidated statements of operations	$ 502.4	$ 403.1	$ 741.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)
(1)	Net realized capital losses, as adjusted, is derived as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Net realized capital losses:
Net realized capital gains losses	$ (445.3)	$ (622.6)	$ (348.4)
Periodic settlements and accruals on non-hedge derivatives	(70.9)	(59.0)	(18.8)
Certain market value adjustments to fee revenues	(1.5)	(3.9)	(4.0)
Recognition of front-end fee revenues	(4.4)	—	8.7
Net realized capital losses, net of related revenue adjustments	(522.1)	(685.5)	(362.5)
Amortization of deferred policy acquisition and sales inducement costs related to net
realized capital gains (losses)	155.2	(47.2)	10.4
Capital (gains) losses distributed	(18.8)	49.6	(10.9)
Certain market value adjustments of embedded derivatives	11.8	(9.5)	—
Noncontrolling interest capital (gains) losses	(18.5)	0.9	(11.4)
Income tax effect	137.7	238.3	129.0
Net realized capital losses, as adjusted	$ (254.7)	$ (453.4)	$ (245.4)

(2)	In 2009, other after-tax adjustments included the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP.

In 2008, other after-tax adjustments included (1) the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued
operations accounting treatment under U.S. GAAP ($28.0 million) and (2) the positive effect of a change in an estimated loss related to a prior year legal contingency ($7.6 million).

In 2007, other after-tax adjustments included (1) the positive effect of: (a) a gain on sale of a real estate property that qualifies for discontinued operations treatment ($20.0 million) and (b) gains associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operation accounting treatment under U.S. GAAP ($5.7 million) and (2) the negative effect of tax refinements related to prior years
($11.1 million).

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Income tax expense (benefit) by segment:
U.S. Asset Accumulation	$ 127.2	$ 116.3	$ 137.7
Global Asset Management	18.6	46.4	52.9
Life and Health Insurance	120.1	133.8	107.6
Corporate	(3.1)	(2.7)	20.3
Total segment income taxes from operating earnings	262.8	293.8	318.5
Tax benefit related to net realized capital losses, as adjusted	(137.7)	(238.3)	(129.0)
Tax expense (benefit) related to other after-tax adjustments	(0.3)	(11.2)	11.8
Income tax benefit from discontinued real estate	—	—	(0.1)
Total income tax expense per consolidated statements of operations	$ 124.8	$ 44.3	$ 201.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

18. Segment Information — (continued)

The following table summarizes operating revenues for our products and services:
	For the year ended December 31,
	2009	2008	2007
	(in millions)
U.S. Asset Accumulation:
Full-service accumulation	$ 1,280.7	$ 1,397.3	$ 1,591.4
Individual annuities	945.6	1,017.1	799.8
Bank and trust services	83.9	74.4	66.8
Eliminations	(8.4)	(7.4)	(6.6)
Total Accumulation	2,301.8	2,481.4	2,451.4
Investment only	796.0	1,138.0	1,179.2
Full-service payout	575.9	711.9	986.5
Total Guaranteed	1,371.9	1,849.9	2,165.7
Total U.S. Asset Accumulation	3,673.7	4,331.3	4,617.1
Global Asset Management (1)	392.8	545.8	529.0
Life and Health Insurance:
Individual life insurance	1,357.7	1,393.4	1,370.1
Health insurance	1,618.0	1,770.2	2,001.7
Specialty benefits insurance	1,452.7	1,498.2	1,470.7
Eliminations	(1.6)	(1.8)	(2.1)
Total Life and Health Insurance	4,426.8	4,660.0	4,840.4
Corporate	(97.3)	(115.5)	(65.1)
Total operating revenues	$ 8,396.0	$ 9,421.6	$ 9,921.4
Total operating revenues	$ 8,396.0	$ 9,421.6	$ 9,921.4
Net realized capital losses (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues
and certain market value adjustments to fee revenues	(522.1)	(685.5)	(362.5)
Terminated commercial mortgage securities issuance operation	(0.5)	(32.1)	30.1
Operating revenues from discontinued real estate investments	—	—	(0.4)
Total revenues per consolidated statements of operations	$ 7,873.4	$ 8,704.0	$ 9,588.6

(1)	Reflects inter-segment revenues of $183.8 million, $230.0 million and $246.8 million in 2009, 2008 and 2007, respectively. These revenues are eliminated within the Corporate segment.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Stock-Based Compensation Plans

As of December 31, 2009, our ultimate parent, PFG, sponsors the 2005 Stock Incentive Plan, the Employee Stock
Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of
May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans is as follows:

	For the year ended
	December 31,
	2009	2008	2007
	(in millions)
Compensation cost	$ 39.5	$ 26.1	$ 53.0
Related income tax benefit	12.4	8.3	17.6
Capitalized as part of an asset	3.7	4.7	4.0

Nonqualified Stock Options

Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock
Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant, and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

The total intrinsic value of stock options exercised was zero, $3.4 million and $35.5 million during 2009, 2008 and
2007, respectively.

The weighted-average remaining contractual lives for stock options exercisable is approximately 5 years as of
December 31, 2009.

The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended
	December 31,
Options	2009	2008	2007
Expected volatility	55.0%	25.4%	23.6%
Expected term (in years)	6	6	6
Risk-free interest rate	2.1%	3.1%	4.6%
Dividend yield	4.07%	1.51%	1.28%
Weighted average estimated fair value	$ 4.07	$15.41	$17.98

We determine expected volatility based on, among other factors, historical volatility using daily price observations. The expected term represents the period of time that options granted are expected to be outstanding. We previously determined expected term based on the simplified method as described by the SEC. Beginning with stock options granted in 2008, we determine expected term using historical exercise and employee termination data as we believe we now have sufficient data to provide a reasonable basis on which to estimate expected term. The risk-free rate for periods within the expected life of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

As of December 31, 2009, there was $4.7 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.5 years.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Stock-Based Compensation Plans — (continued)
Performance Share Awards

Performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. A return on equity objective and a PFG earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2009, 2008 and 2007 were $11.64, $56.92 and $62.73, respectively.

As of December 31, 2009, there was $1.8 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 2.0 years.

The intrinsic value for performance share awards vested or paid out during 2009 were $6.0 million. Because no performance share awards vested or were paid out during 2008 and 2007, the intrinsic value for performance share award payouts were $0.0 million in both 2008 and 2007.

Restricted Stock Units

Restricted stock units were granted under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.

Restricted stock units were issued to certain employees and agents pursuant to the 2005 Stock Incentive Plan and Stock
Incentive Plan. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.

The fair value of restricted stock units is determined based on the closing stock price of our common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2009, 2008 and 2007 was $11.70,
$57.96 and $61.28, respectively.

As of December 31, 2009, there was $18.3 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.6 years.

The total intrinsic value of restricted stock units vested was $3.2 million, $23.8 million and $21.7 million during 2009,
2008 and 2007, respectively.

Employee Stock Purchase Plan

Under our Employee Stock Purchase Plan, participating employees had the opportunity to purchase shares of PFG common stock on a quarterly basis through 2008. Beginning in 2009, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award.
The weighted-average fair value of the discount on the stock purchased was $4.98, $6.54 and $10.47 during 2009, 2008 and
2007, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $5.2 million, $4.8 million and $5.9 million during 2009, 2008 and 2007, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Stock-Based Compensation Plans — (continued)
Long-Term Performance Plan

PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock
Incentive Plan, no further grants will be made under the Long-Term Performance Plan, and any future stock awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2009, 2008 and 2007. There is no maximum contractual term on these awards.

The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the
Black-Scholes option pricing model that uses the assumptions noted in the following table:

Long-Term Performance Plan	For the year ended December 31,
	2009	2008	2007
Expected volatility	116.0%	104.1%	25.0%
Expected term (in years)	1	1	2
Risk-free interest rate	0.6%	0.5%	3.2%
Dividend yield	—%	—%	—%

The amount of cash used to settle Long-Term Performance Plan units granted was $2.1 million, $2.6 million and $2.9 million for 2009, 2008 and 2007, respectively. The total intrinsic value of Long-Term Performance Plan units settled was
$2.4 million, $4.2 million and $3.0 million during 2009, 2008 and 2007, respectively.

20. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2009 and 2008:

	For the three months ended
	December 31	September 30 (1)	June 30	March 31
	(in millions)
2009
Total revenues	$ 1,949.8	$ 2,009.0	$ 1,881.5	$ 2,033.1
Total expenses	1,808.1	1,782.9	1,721.0	1,911.2
Income from continuing operations, net of related income taxes	119.5	174.5	122.4	109.0
Net income attributable to Principal Life Insurance Company	114.8	163.2	117.0	107.4
2008
Total revenues	$ 2,072.7	$ 2,139.4	$ 2,313.3	$ 2,178.6
Total expenses	2,106.1	2,046.1	2,082.3	2,012.5
Income from continuing operations, net of related income taxes	9.9	84.2	181.4	137.2
Net income attributable to Principal Life Insurance Company	13.3	72.9	175.2	141.7

(1) During the third quarter of 2009, we discovered a prior period error related to DPAC amortization of certain contracts in our full service accumulation business. We evaluated the materiality of the error from qualitative and quantitative perspectives and concluded it was not material to any prior periods. The correction of the error in the third quarter of 2009 could be considered material to the results of operations for the three months ended September 30, 2009, but is not material to the results of operations for the nine months ended September 30, 2009. Accordingly, we made an adjustment in the third quarter of 2009 that resulted in a decrease in DPAC amortization expense. On an after-tax basis, the adjustment for prior periods resulted in an $18.9 million increase in net income for the three months ended September 30, 2009.